Exhibit 10.1 NUVEEN CHURCHILL DIRECT LENDING CORP., as Borrower $30,000,000 Revolving Credit Agreement SUMITOMO MITSUI BANKING CORPORATION, as Administrative Agent, Syndication Agent, Lead Arranger, Book Manager Letter of Credit Issuer and Lender September 10, 2020 LEGAL_US_E # 149279255.8

TABLE OF CONTENTS Page 1. DEFINITIONS. ................................................................................................................................ 1 1.01 Defined Terms .................................................................................................................... 1 1. in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of the LIBOR Rate permanently or indefinitely ceases to provide the LIBOR Rate; or .................................... 5 2. in the case of clause (3) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein. .................. 5 1.02 Other Definitional Provisions ........................................................................................... 30 1.03 Times of Day .................................................................................................................... 31 1.04 Letter of Credit Amounts .................................................................................................. 31 1.05 Accounting Terms ............................................................................................................. 31 1.06 UCC .................................................................................................................................. 32 1.07 Interest Rate ...................................................................................................................... 32 1.08 Exchange Rates; Currency Equivalents. ........................................................................... 32 1.09 Additional Alternative Currencies. ................................................................................... 32 1.10 Change of Currency. ......................................................................................................... 33 2. LOANS AND LETTERS OF CREDIT. ........................................................................................ 33 2.01 The Commitment. ............................................................................................................. 33 2.02 Revolving Credit Commitment ......................................................................................... 37 2.03 Borrowings, Conversions and Continuations of Loans. ................................................... 37 2.04 Minimum Loan Amounts .................................................................................................. 39 2.05 Funding. ............................................................................................................................ 39 2.06 Interest. ............................................................................................................................. 40 2.07 Determination of Rate ....................................................................................................... 40 2.08 Letters of Credit. ............................................................................................................... 40 2.09 [Reserved]. ........................................................................................................................ 48 2.10 Use of Proceeds and Letters of Credit .............................................................................. 48 2.11 Unused Commitment Fee ................................................................................................. 48 2.12 Administrative Agent Fees ............................................................................................... 48 2.13 Letter of Credit Fees. ........................................................................................................ 49 2.14 Computation of Interest and Fees ..................................................................................... 49 2.15 Extension of Stated Maturity Date. ................................................................................... 49 2.16 Increase in the Maximum Commitment. .......................................................................... 50 2.17 Defaulting Lender. ............................................................................................................ 51 -i- LEGAL_US_E # 149279255.8

3. PAYMENT OF OBLIGATIONS. ................................................................................................. 54 3.01 Notes ................................................................................................................................. 54 3.02 Payment of Obligation ...................................................................................................... 54 3.03 Payment of Interest. .......................................................................................................... 54 3.04 Payments of Obligation. ................................................................................................... 55 3.05 Voluntary Prepayments ..................................................................................................... 56 3.06 Reduction or Early Termination of Commitments ........................................................... 56 3.07 Lending Office .................................................................................................................. 57 4. CHANGE IN CIRCUMSTANCES. .............................................................................................. 57 4.01 Taxes. ................................................................................................................................ 57 4.02 Illegality. ........................................................................................................................... 61 4.03 Inability to Determine Rates; Market Disruption. ............................................................ 62 4.04 Increased Costs Generally................................................................................................. 63 4.05 Compensation for Losses .................................................................................................. 65 4.06 Mitigation Obligations; Replacement of Lenders. ............................................................ 65 4.07 Prohibited Event ............................................................................................................... 66 5. SECURITY. ................................................................................................................................... 66 5.01 Liens and Security Interest................................................................................................ 66 5.02 Collateral Account; Capital Calls. .................................................................................... 67 5.03 Agreement to Deliver Additional Collateral Documents .................................................. 69 5.04 Subordination of Claims ................................................................................................... 69 6. [RESERVED]. ............................................................................................................................... 70 7. CONDITIONS PRECEDENT TO BORROWINGS. .................................................................... 70 7.01 Conditions to Initial Borrowing ........................................................................................ 70 7.02 All Loans and Letters of Credit ........................................................................................ 72 8. REPRESENTATIONS AND WARRANTIES .............................................................................. 74 8.01 Organization and Good Standing of the Borrower ........................................................... 74 8.02 Authorization and Power .................................................................................................. 74 8.03 No Conflicts or Consents .................................................................................................. 74 8.04 Enforceable Obligations ................................................................................................... 74 8.05 Priority of Liens ................................................................................................................ 74 8.06 Financial Condition ........................................................................................................... 74 8.07 Full Disclosure .................................................................................................................. 74 8.08 No Default......................................................................................................................... 75 8.09 No Litigation ..................................................................................................................... 75 -ii- LEGAL_US_E # 149279255.8

8.10 Material Adverse Change ................................................................................................. 75 8.11 Taxes ................................................................................................................................. 75 8.12 Jurisdiction of Formation; Principal Office. ..................................................................... 75 8.13 ERISA Compliance ........................................................................................................... 75 8.14 Compliance with Law ....................................................................................................... 76 8.15 Hazardous Substances ....................................................................................................... 76 8.16 Insider ............................................................................................................................... 76 8.17 Organizational Structure ................................................................................................... 76 8.18 Capital Commitments and Contributions .......................................................................... 76 8.19 Fiscal Year ........................................................................................................................ 76 8.20 Investment Company Act ................................................................................................. 76 8.21 Margin Stock..................................................................................................................... 77 8.22 Anti-Money Laundering ................................................................................................... 77 8.23 Insurance ........................................................................................................................... 77 8.24 Included Investor Status; Investment Suspension Event .................................................. 77 8.25 Location of Books and Records ........................................................................................ 77 8.26 USA Patriot Act ................................................................................................................ 77 8.27 Anti-Corruption ................................................................................................................ 77 8.28 Sanctions ........................................................................................................................... 78 8.29 No Defenses ...................................................................................................................... 78 8.30 Borrowing Base Certificate............................................................................................... 78 8.31 Investment Suspension Event; Exchange Listing ............................................................. 78 8.32 Investor Documents .......................................................................................................... 78 9. AFFIRMATIVE COVENANTS ................................................................................................... 78 9.01 Financial Statements, Reports and Notices ....................................................................... 78 9.02 Payment of Taxes .............................................................................................................. 81 9.03 Maintenance of Existence and Rights ............................................................................... 81 9.04 Notice of Default; Notice of Investment Suspension Event ............................................. 81 9.05 Other Notices .................................................................................................................... 81 9.06 Compliance with Loan Documents and Constituent Documents ..................................... 82 9.07 Books and Records; Access .............................................................................................. 82 9.08 Compliance with Law ....................................................................................................... 82 9.09 Insurance ........................................................................................................................... 82 9.10 Authorizations and Approvals .......................................................................................... 82 9.11 Maintenance of Liens ........................................................................................................ 82 -iii- LEGAL_US_E # 149279255.8

9.12 Further Assurances ........................................................................................................... 83 9.13 Investor Financial and Rating Information ....................................................................... 83 9.14 Collateral Account.. .......................................................................................................... 83 9.15 Borrower Action Upon Investor Default .......................................................................... 83 9.16 Discharge of Liabilities ..................................................................................................... 83 9.17 Compliance with Sanctions and AML Laws .................................................................... 83 10. NEGATIVE COVENANTS .......................................................................................................... 83 10.01 Mergers; Dissolution ......................................................................................................... 84 10.02 Negative Pledge on Collateral. ......................................................................................... 84 10.03 Fiscal Year and Accounting Method ................................................................................ 84 10.04 Constituent Documents ..................................................................................................... 84 10.05 Transfer by, Admission, Redemption and Withdrawal of, Investors. ............................... 85 10.06 Capital Commitments ....................................................................................................... 86 10.07 ERISA Compliance ........................................................................................................... 86 10.08 Environmental Matters ..................................................................................................... 86 10.09 Limitations on Dividends and Distributions. .................................................................... 86 10.10 Limitation on Debt. ........................................................................................................... 87 10.11 Dissolution ........................................................................................................................ 87 10.12 Capital Commitments ....................................................................................................... 87 10.13 Sanctions. .......................................................................................................................... 87 10.14 Capital Call Termination Event ........................................................................................ 88 10.15 Limitation on Adviser and Administrator. ........................................................................ 88 10.16 Collateral Accounts ........................................................................................................... 88 10.17 Exchange Listing .............................................................................................................. 88 11. EVENTS OF DEFAULT. .............................................................................................................. 88 11.01 Events of Default .............................................................................................................. 88 11.02 Remedies Upon Event of Default ..................................................................................... 90 11.03 Performance by the Administrative Agent ....................................................................... 92 11.04 Good Faith Duty to Cooperate .......................................................................................... 92 12. ADMINISTRATIVE AGENT. ...................................................................................................... 92 12.01 Appointment and Authority .............................................................................................. 92 12.02 Rights as a Lender ............................................................................................................. 92 12.03 Exculpatory Provisions ..................................................................................................... 92 12.04 Reliance by the Administrative Agent .............................................................................. 93 12.05 Delegation of Duties ......................................................................................................... 94 -iv- LEGAL_US_E # 149279255.8

12.06 Resignation of the Administrative Agent ......................................................................... 94 12.07 Resignation of the Letter of Credit Issuer ......................................................................... 94 12.08 Non-Reliance on the Administrative Agent and Other Lenders ....................................... 95 12.09 No Other Duties, Etc ......................................................................................................... 95 12.10 Administrative Agent May File Proofs of Claim .............................................................. 95 12.11 Collateral Matters ............................................................................................................. 96 13. MISCELLANEOUS. ..................................................................................................................... 96 13.01 Amendments ..................................................................................................................... 96 13.02 Setoff ................................................................................................................................. 98 13.03 Sharing of Payments ......................................................................................................... 98 13.04 Payments Set Aside .......................................................................................................... 99 13.05 Waiver ............................................................................................................................... 99 13.06 Expenses; Indemnity; Damage Waiver. ............................................................................ 99 13.07 Notices. ........................................................................................................................... 101 13.08 Governing Law ............................................................................................................... 103 13.09 Choice of Forum; Consent to Service of Process and Jurisdiction; Waiver of Trial by Jury............................................................................................................................. 103 13.10 Invalid Provisions ........................................................................................................... 104 13.11 Entirety and Amendments............................................................................................... 104 13.12 Successors and Assigns. ................................................................................................. 104 13.13 Lender Default ................................................................................................................ 108 13.14 Replacement of Lender ................................................................................................... 108 13.15 Maximum Interest ........................................................................................................... 108 13.16 Headings ......................................................................................................................... 109 13.17 Survival of Representations and Warranties ................................................................... 109 13.18 Integration ....................................................................................................................... 109 13.19 Recourse Obligations ...................................................................................................... 109 13.20 Confidentiality ................................................................................................................ 109 13.21 USA Patriot Act Notice .................................................................................................. 110 13.22 No Advisory or Fiduciary Responsibility ....................................................................... 110 13.23 Multiple Counterparts ..................................................................................................... 111 13.24 Electronic Execution. ...................................................................................................... 111 13.25 Judgment Currency ......................................................................................................... 112 13.26 Acknowledgement and Consent to Bail-In of Affected Financial Institutions ............... 112 -v- LEGAL_US_E # 149279255.8

SCHEDULES SCHEDULE 1.01 Commitments SCHEDULE 8.19 Organizational Structure SCHEDULE 13.07 Addresses EXHIBITS EXHIBIT A: Schedule of Investors EXHIBIT B: Promissory Note EXHIBIT C: Loan Notice EXHIBIT D: Request for Letter of Credit EXHIBIT E: [Reserved] EXHIBIT F: Security Agreement EXHIBIT G: Collateral Account Assignment EXHIBIT H: Facility Extension Request EXHIBIT I: Assignment and Assumption Agreement EXHIBIT J: Side Letter Certificate EXHIBIT K: Compliance Certificate EXHIBIT L: Borrowing Base Certificate EXHIBIT M: Facility Increase Request EXHIBIT N: Subscription Agreement -vi- LEGAL_US_E # 149279255.8

REVOLVING CREDIT AGREEMENT THIS REVOLVING CREDIT AGREEMENT (together with all amendments and modifications hereof and supplements and attachments hereto, this “Credit Agreement”) is dated as of September 10, 2020 by and among NUVEEN CHURCHILL DIRECT LENDING CORP., a Maryland corporation (the “Borrower”), SUMITOMO MITSUI BANKING CORPORATION, a foreign banking corporation organized under the laws of Japan (in its individual capacity, “SMBC”), as administrative agent (together with any successor appointed pursuant to Section 12 below, the “Administrative Agent”) for the Lenders (as hereinafter defined), and the Lenders. RECITALS A. The Borrower has requested that the Lenders make Loans to, and participate in Letters of Credit for the account of, the Borrower, and that the Letter of Credit Issuer issue Letters of Credit for the account of the Borrower for the principal purposes of financing or refinancing (as applicable) Borrower’s activities permitted under its applicable Constituent Documents as further described herein; B. Borrower has agreed to grant and pledge to Administrative Agent, its interest in (i) the Capital Commitments (as hereinafter defined) of the Investors (as hereinafter defined) and (ii) the Collateral Account (as hereinafter defined), as additional collateral for the Loans (as hereinafter defined) and the issuance of letters of credit to facilitate the extension of credit to the Borrower; and C. The Lenders are willing to lend funds and to cause the issuance of Letters of Credit upon the terms and subject to the conditions set forth in this Credit Agreement. NOW, THEREFORE, in consideration of the mutual promises herein contained and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby agree as follows: 1. DEFINITIONS. 1.01 Defined Terms. For the purposes of this Credit Agreement, unless otherwise expressly defined, the following terms shall have the respective meanings assigned to them in this Section 1 or in the Section or recital referred to: “Account Bank” means (i) U.S. Bank National Association, or any successor thereto, so long as it remains an Eligible Institution or (ii) any Eligible Institution that enters into a Control Agreement in accordance with Section Error! Reference source not found.. “Adequately Capitalized” means compliance with the capital standards for bank holding companies as described in the Bank Holding Company Act of 1956, as amended, and regulations promulgated thereunder. “Administration Agreement” means the Administration Agreement between the Borrower and the Administrator, dated as of December 31, 2019, as it may be amended, amended and restated, supplemented or otherwise modified from time to time. “Administrative Agent” means SMBC in its capacity as administrative agent under this Credit Agreement and the other Loan Documents until the appointment of a successor administrative agent pursuant to the terms of this Credit Agreement and, thereafter, shall mean such successor administrative agent. LEGAL_US_E # 149279255.8

“Administrative Agent’s Office” means, with respect to any currency, the Administrative Agent’s address and, as appropriate, account as set forth in Section 13.07 hereof with respect to such currency, or such other address or account of which Administrative Agent may from time to time notify the Borrower and the Lenders. “Administrator” means Nuveen Churchill Administration LLC. “Adviser” means Nuveen Churchill Advisors LLC. “Advisory Agreement” means that certain Investment Advisory Agreement, dated as of December 31, 2019, by and between the Adviser and the Borrower. “Affected Financial Institution” means (a) any EEA Financial Institution, or (b) any UK Financial Institution. “Affiliate” of any Person means any other Person that, directly or indirectly, Controls or is Controlled By, or is Under Common Control With, such Person. “Agent-Related Persons” means the Administrative Agent (including any successor administrative agent), together with its Affiliates (including, in the case of SMBC in its capacity as the Administrative Agent, the Arranger), and the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates. “Alternate Base Rate” means the greatest of (i) the Administrative Agent’s Prime Rate, (ii) the LIBOR Rate with a one-month term plus the Applicable Margin or (iii) the Federal Funds Rate plus 0.50%. All Alternate Base Rate Loans shall be denominated in Dollars. “Alternate Base Rate Loan” means a Loan that bears interest based on the Alternate Base Rate. “Alternative Currency” means each of the following currencies: Euro, Sterling, CAD and each other currency (other than Dollars) that is approved in accordance with Section 1.09. “Alternative Currency Equivalent” means, at any time, with respect to any amount denominated in Dollars, the equivalent amount thereof in the applicable Alternative Currency as determined by Administrative Agent, at such time on the basis of the Spot Rate (determined in respect of the most recent Revaluation Date) for the purchase of such Alternative Currency with Dollars. “Alternative Currency Liability” means the Dollar Equivalent of the sum of (a) the aggregate outstanding principal amount of the Loans denominated in an Alternative Currency; plus (b) the Letter of Credit Liability denominated in an Alternative Currency. “Alternative Currency Sublimit” means, at any time, fifty percent (50%) of the Available Commitment at such time. “AML Laws” means any applicable Law relating to money laundering, including, the Bank Secrecy Act, the Uniting And Strengthening America By Providing Appropriate Tools Required To Intercept And Obstruct Terrorism (USA PATRIOT Act of 2001) and any regulations promulgated thereunder. “Annual Valuation Period” means the “annual valuation period” as defined in the Plan Assets Regulation as determined, for the Borrower, by designation of the Borrower. 2 LEGAL_US_E # 149279255.8

“Anti-Corruption Laws” means the U.S. Foreign Corrupt Practices Act of 1977 and all other laws, rules and regulations of any jurisdiction applicable to the Borrower from time to time concerning or relating to bribery or corruption. “Applicable Margin” means, with respect to interest rate spreads, 1.75%. “Applicable Requirement” means, for any Included Investor that is (or whose Credit Provider, if applicable, is): (a) a Bank Holding Company, Adequately Capitalized status or better and a Rating of BBB-/Baa3 or higher, (b) an insurance company, a Best’s Rating of A- or higher and a Rating of BBB- /Baa3 or higher, (c) an ERISA Investor, in addition to the Sponsor’s Rating of BBB-/Baa3 or higher, a minimum Funding Ratio for the ERISA Investor based on the Rating of the Sponsor of the ERISA Investor or its Responsible Party as follows: Sponsor Rating Minimum Funding Ratio A-/A3 or higher No minimum Rated Otherwise 90% (a) a Governmental Plan Investor, in addition to the Governmental Plan Investor’s or Responsible Party’s Rating of BBB-/Baa3 or higher, a minimum Funding Ratio for the Governmental Plan Investor based on the Rating of its Responsible Party as follows: Responsible Party Rating Minimum Funding Ratio A-/A3 or higher No minimum BBB-/Baa3 or higher 90% (b) for all other Rated Investors, a rating of BBB-/Baa3 or higher. The first Rating indicated in each case above is the S&P Rating and the second Rating indicated in each case above is the Moody’s Rating. In the event that the Ratings are not equivalent, the Applicable Requirement shall be based on the lower of the Ratings. If any Person has only one Rating, then that Rating shall apply. “Applicable Time” means, with respect to any Borrowings and payments in any Alternative Currency, the local time in the place of settlement for such Alternative Currency as may be determined by Administrative Agent, to be necessary for timely settlement on the relevant date in accordance with normal banking procedures in the place of payment. “Approved Fund” means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business, that is administered or managed by: (a) a Lender; (b) an Affiliate of a Lender; or (c) an entity or an Affiliate of an entity that administers or manages a Lender. “Arranger” means SMBC, in its capacity as sole lead arranger and sole book manager. “Assignee” is defined in Section 13.12(b) hereof. “Assignee Group” means two or more Eligible Assignees that are Affiliates of one another or two or more Approved Funds managed by the same investment advisor. 3 LEGAL_US_E # 149279255.8

“Assignment and Assumption Agreement” means the agreement contemplated by Section 13.12(b)(iv) hereof, pursuant to which any Lender assigns all or any portion of its rights and obligations hereunder, which agreement shall be in substantially the form of Exhibit I attached hereto. “Attributable Indebtedness” means, on any date: (a) in respect of any Capital Lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with Generally Accepted Accounting Principles; and (b) in respect of any Synthetic Lease Obligation, the capitalized amount of the remaining lease payments under the relevant lease that would appear on a balance sheet of such Person prepared as of such date in accordance with Generally Accepted Accounting Principles if such lease were accounted for as a Capital Lease. “Auto-Extension Letter of Credit” is defined in Section 2.08(b) hereof. “Availability Period” means the period commencing on the Closing Date and ending on the Maturity Date. “Available Commitment” means, at any time, the Dollar Equivalent of the lesser of: (a) the Maximum Commitment; or (b) ninety percent (90%) of the Unfunded Commitments of the Included Investor. “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation” means, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, rule, regulation or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their Affiliates (other than through liquidation, administration or other insolvency proceedings). “Bank Holding Company” means a “bank holding company” as defined in Section 2(a) of the Bank Holding Company Act of 1956, as amended, or a non-bank subsidiary of such bank holding company. “Bankruptcy Code” means Title 11 of the United States Code, as now or hereafter in effect. “Benchmark Replacement” means the sum of: (a) the alternate benchmark rate (which may include Term SOFR) that has been selected by Administrative Agent and the Borrower giving due consideration to (i) any selection or recommendation of a replacement rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a rate of interest as a replacement to LIBOR for U.S. dollar- denominated syndicated credit facilities and (b) the Benchmark Replacement Adjustment; provided that, if the Benchmark Replacement as so determined would be less than zero, the Benchmark Replacement will be deemed to be zero for the purposes of this Agreement. “Benchmark Replacement Adjustment” means, with respect to any replacement of the LIBOR Rate with an Unadjusted Benchmark Replacement for each applicable Interest Period, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by Administrative Agent and the Borrower giving due 4 LEGAL_US_E # 149279255.8 consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the LIBOR Rate with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (ii) any evolving or then- prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of LIBOR with the applicable Unadjusted Benchmark Replacement for U.S. dollar-denominated syndicated credit facilities at such time. “Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Alternate Base Rate,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest and other administrative matters) that Administrative Agent decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by Administrative Agent in a manner substantially consistent with market practice (or, if Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if Administrative Agent determines that no market practice for the administration of the Benchmark Replacement exists, in such other manner of administration as the Administrative Agent determines in consultation with the Borrower. “Benchmark Replacement Date” means the earlier to occur of the following events with respect to LIBOR: 1. in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of the LIBOR Rate permanently or indefinitely ceases to provide the LIBOR Rate; or 2. in the case of clause (3) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein. “Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the LIBOR Rate: 1. a public statement or publication of information by or on behalf of the administrator of the LIBOR Rate announcing that such administrator has ceased or will cease to provide the LIBOR Rate, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the LIBOR Rate; 2. a public statement or publication of information by the regulatory supervisor for the administrator of the LIBOR Rate, the U.S. Federal Reserve System, an insolvency official with jurisdiction over the administrator for the LIBOR Rate, a resolution authority with jurisdiction over the administrator for the LIBOR Rate or a court or an entity with similar insolvency or resolution authority over the administrator for the LIBOR Rate, which states that the administrator of the LIBOR Rate has ceased or will cease to provide LIBOR permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the LIBOR Rate; or 3. a public statement or publication of information by the regulatory supervisor for the administrator of the LIBOR Rate announcing that the LIBOR Rate is no longer representative. “Benchmark Transition Start Date” means (a) in the case of a Benchmark Transition Event, the earlier of (i) the applicable Benchmark Replacement Date and (ii) if such Benchmark Transition Event is 5 LEGAL_US_E # 149279255.8

a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication) and (b) in the case of an Early Opt-in Election, the date specified by Administrative Agent or the Required Lenders, as applicable, by notice to the Borrower, Administrative Agent (in the case of such notice by the Required Lenders) and the Lenders. “Benchmark Unavailability Period” means, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to the LIBOR Rate and solely to the extent that the LIBOR Rate has not been replaced with a Benchmark Replacement, the period (x) beginning at the time that such Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the LIBOR Rate for all purposes hereunder in accordance with Section 4.03(b) and (y) ending at the time that a Benchmark Replacement has replaced the LIBOR Rate for all purposes hereunder pursuant to Section 4.03(b). “Beneficial Ownership Certification” means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation. “Beneficial Ownership Regulation” means 31 C.F.R. §1010.230. “Best’s Rating” means a “Best’s Financial Strength Rating” by A.M. Best Company. “Board of Directors” means the board of directors of the Borrower. “Borrower” means the Borrower named in the preamble of this Credit Agreement. “Borrower Collateral Account” is defined in Section 5.02(a) hereof. “Borrowing” means a borrowing consisting of simultaneous Loans of the same Type of Loan, in the same currency, and, in the case of LIBOR Rate Loans, having the same Interest Period, made by each of the Lenders; “Borrowings” means the plural thereof. “Borrowing Base Certificate” means the certification and spreadsheet setting forth the calculation of the Principal Obligations and the Available Commitment in the form of Exhibit L. “Borrowing Base Deficiency” is defined in Section 2.01(c)(xviii) hereof. “Business Day” means (a) for all purposes other than as set forth in clause (b) below, any day of the year except: a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by applicable Law to close; and (b): (i) if such day relates to any interest rate settings as to a LIBOR Rate Loan denominated in Dollars, any fundings, disbursements, settlements and payments in Dollars in respect of any such LIBOR Rate Loan, or any other dealings in Dollars to be carried out pursuant to this Credit Agreement in respect of any such LIBOR Rate Loan, means any such day that is also a London Business Day; (ii) if such day relates to any interest rate settings as to a LIBOR Rate Loan denominated in Euro, any fundings, disbursements, settlements and payments in Euro in respect of any such LIBOR Rate Loan, or any other dealings in Euro to be carried out 6 LEGAL_US_E # 149279255.8 pursuant to this Credit Agreement in respect of any such LIBOR Rate Loan, means a TARGET Day; (iii) if such day relates to any interest rate settings as to a LIBOR Rate Loan denominated in a currency other than Dollars or Euro, means any such day on which dealings in deposits in the relevant currency are conducted by and between banks in the London or other applicable offshore interbank market for such currency; and (iv) if such day relates to any fundings, disbursements, settlements and payments in a currency other than Dollars or Euro in respect of a LIBOR Rate Loan denominated in a currency other than Dollars or Euro, or any other dealings in any currency other than Dollars or Euro to be carried out pursuant to this Credit Agreement in respect of any such LIBOR Rate Loan (other than any interest rate settings), means any such day on which banks are open for foreign exchange business in the principal financial center of the country of such currency. “Bylaws” means the Bylaws of the Borrower dated as of November 6, 2019, as the same may be further amended, restated, modified or supplemented in accordance with the terms hereof. “CAD” means the lawful currency of Canada. “Capital Call” means a call upon any or all of the Investors for payment of all or any portion of the Capital Commitments pursuant to and in accordance with, as applicable, the Constituent Documents and the Subscription Agreements of the Investors. “Capital Calls” means, where the context may require, all Capital Calls, collectively. “Capital Call Notice” means any notice sent to an Investor for the purpose of making a Capital Call. “Capital Call Termination Event” means, with respect to Borrower, the occurrence of any event, in accordance with the applicable Operative Document (or other applicable Constituent Documents) of the Borrower, or otherwise (including, without limitation, as a result of any provision in any Side Letter), that, unless waived or cured, will result in the expiration or termination of the ability (of the Borrower or of Administrative Agent, as applicable) to make Capital Calls for the repayment of the Obligations. “Capital Commitment” means the capital commitment of the Investors to the Borrower in the amount set forth in the applicable Subscription Agreement (or other applicable Constituent Documents) or the applicable Subscription Agreement, including, for the avoidance of doubt, “Commitment”, as such term is defined in the applicable Subscription Agreement (or other applicable Constituent Documents). “Capital Commitments” means, where the context may require, all Capital Commitments, collectively. “Capital Contribution” means the amount of cash actually contributed by an Investor to the Borrower with respect to its Capital Commitment as of the time such determination is made, less amounts refunded to such Investor in accordance with the applicable Subscription Agreement (or other applicable Constituent Documents). “Capital Contributions” means, where the context may require, all Capital Contributions, collectively. “Capital Lease” means, as applied to any Person, any lease of any property (whether real, personal or mixed) by that Person as lessee which, in accordance with Generally Accepted Accounting Principles, is or should be accounted for as a capital lease or finance lease, as applicable, on the balance 7 LEGAL_US_E # 149279255.8 sheet of that Person and the amount of such obligation shall be the capitalized amount thereof determined in accordance with Generally Accepted Accounting Principles. “Cash Collateral Account” means each deposit account held at the Administrative Agent for the purposes of holding Cash Collateral. “Cash Collateralize” means to deposit in a Cash Collateral Account or to pledge and deposit with or deliver to the Administrative Agent, for the benefit of one or more of the Letter of Credit Issuer or the Lenders, as collateral for the Letter of Credit Liability or obligations of the Lenders to fund participations in respect of the Letter of Credit Liability, cash or deposit account balances, in each case pursuant to documentation in form and substance satisfactory to the Administrative Agent and the Letter of Credit Issuer. “Cash Collateral”, “Cash Collateralized”, and “Cash Collateralization” shall have meanings correlative to the foregoing and shall include the proceeds of such Cash Collateral. “Cash Control Event” means, at any time, (i) a Borrowing Base Deficiency exists, (ii) a Potential Default under Section 11.01(a), (g) or (h) exists, or (iii) any Event of Default exists “Catch-up Purchase Price” has the meaning set forth in the Subscription Agreements. “CDOR Rate” means, with respect to any day and with respect to a particular term as specified herein, the annual rate of discount or interest which is the arithmetic average of the discount rates for such term applicable to CAD bankers’ acceptances identified as such on the Reuters Screen CDOR Page at approximately 10:00 a.m. (Toronto time) on such day, or if such day is not a Business Day, then on the immediately preceding Business Day (as adjusted by the Administrative Agent after 10:00 a.m. (Toronto time) to reflect any error in any posted rate or in the posted average annual rate). If such rate does not appear on the Reuters Screen CDOR Page as provided in the preceding sentence, the CDOR Rate on any day shall be calculated as the arithmetic average of the annual discount rates for such term applicable to CAD bankers’ acceptances of, and as quoted by, the rate of an Eligible Institution reasonably acceptable to the Administrative Agent, as of 10:00 a.m. (Toronto time) on that day, or if that day is not a Business Day, then on the immediately preceding Business Day. Notwithstanding anything herein, if the CDOR Rate shall be less than the zero, such rate shall be deemed to be zero for purposed of this Credit Agreement. “Change in Law” means the occurrence, after the date of this Credit Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority, (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority, or (d) the compliance with, or application or implementation of, any of clauses (a), (b), or (c) of this definition or with Dodd Frank Laws (defined below) or Basel Rules (defined below) by any Lender; provided that notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith (collectively, the “Dodd Frank Laws”) and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III (collectively, the “Basel Rules”), shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued. “Change of Control Event” shall mean at any time TIAA fails to control, directly or indirectly, the Adviser. 8 LEGAL_US_E # 149279255.8

“Charter” means the Articles of Amendment and Restatement of the Borrower, filed with the State of Maryland Department of Assessments and Taxation on December 26, 2019, as amended by the Articles of Amendment of the Borrower, filed with the State of Maryland Department of Assessments and Taxation on June 1, 2020, as the same may be further amended, restated, modified or supplemented in accordance with the terms hereof. “Closing Date” means the date on which all of the conditions precedent set forth in Section 7.01 hereof are satisfied or waived. “Collateral” is defined in Section 5.01 hereof. “Collateral Account” means, collectively, the Borrower Collateral Account and any other bank deposit account described in any Collateral Account Assignment and Control Agreement. “Collateral Account Assignment” means a pledge and assignment of each Collateral Account in substantially the form of Exhibit G attached hereto. “Collateral Documents” means the security agreements, financing statements, assignments, and other security documents and instruments from time to time executed and delivered pursuant to this Credit Agreement and any documents or instruments amending or supplementing the same, including, without limitation, the Security Agreement, the Control Agreement and the Collateral Account Assignment. “Commitment” means, for each Lender, the amount set forth on Schedule 1.01 or on its respective Assignment and Assumption Agreement, as the same may be reduced from time to time pursuant to Section 3.06 hereof, or by further assignment by such Lender pursuant to Section 13.12(b) hereof. “Common Shares” means shares of common stock of the Borrower or the Equity Interest of any Investor in any other Borrower. “Competitor” means any private investment fund that, as a material part of its investment program, regularly invests primarily in first-lien senior secured loans and unitranche loans to middle market companies, or any Affiliate thereof (excluding any commercial or investment bank, which includes any commercial or investment bank that sponsors private equity funds or private equity investments). “Compliance Certificate” is defined in Section 9.01(c) hereof. “Constituent Documents” means, (x) for the Borrower, the Operative Documents, and (y) for any other Person, its constituent or organizational documents, including, without limitation: (a) in the case of any partnership (including an exempted limited partnership), joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or registration and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or registration with the secretary of state or other department in the state or jurisdiction of its formation or registration, in each case as amended from time to time; (b) in the case of any limited liability company the articles or certificate of formation or registration and its operating agreement or limited liability company agreement, as amended from time to time; (c) in the case of a corporation, the certificate or articles of incorporation and its bylaws and/or its memorandum and articles of association, as applicable, as amended from time to time; and (d) in case of an exempted company or other kind of entity, 9 LEGAL_US_E # 149279255.8 constituent or organizational documents of such entity evidencing the creation of, and governing internal and external affairs of, such entity, as amended from time to time. “Control” and the correlative meanings of the terms “Controlled By” and “Under Common Control With” mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting shares or subscribed interests or the ability to exercise voting power by contract or otherwise. “Control Agreement” means each Control Agreement relating to a Collateral Account, in form and substance reasonably acceptable to the Administrative Agent, among Borrower, the Administrative Agent and the Account Bank, as the same may be amended, restated, supplemented or modified from time to time. “Controlled Group” means: (a) the controlled group of corporations as defined in Section 1563 of the Internal Revenue Code; or (b) the group of trades or businesses under common control as defined in Section 414(c) of the Internal Revenue Code, in each case of which Borrower is a part or may become a part. “Credit Agreement” means this Revolving Credit Agreement, of which this Section 1 forms a part, together with all amendments, modifications, and restatements hereof, and supplements and attachments hereto. “Credit Link Documents” means such financial information and documents as may be requested by the Administrative Agent in its sole discretion, to reflect and connect the relevant or appropriate credit link or credit support of a Sponsor, Credit Provider or Responsible Party, as applicable, to the obligations of the applicable Investor to make Capital Contributions, which may include a written guaranty, comfort letter or such other acceptable instrument determined by the Administrative Agent in its sole discretion as to whether the applicable Investor satisfies the Applicable Requirement based on the Rating or other credit standard of its Sponsor, Credit Provider or Responsible Party, as applicable. “Credit Provider” means a Person providing Credit Link Documents, in form and substance acceptable to the Administrative Agent, acting reasonably and in good faith, of the obligations of an Included Investor to make Capital Contributions to the Borrower, to the Administrative Agent. “Current Party” is defined in Section 13.13 hereof. “Daily LIBOR” means, with respect to any day, the rate per annum equal to the sum of (a) the Applicable Margin plus (b) the greater of (i) the LIBOR Floor or (ii) the rate per annum equal to the quotient obtained by dividing: (x) the rate of interest per annum determined by the Administrative Agent based on the London interbank offered rate as set by the ICE Benchmark Administration (or the successor thereto if the ICE Benchmark Administration is no longer making a London Interbank Offered Rate available), as published by Reuters (or other commercially available source that is generally recognized or accepted by the global banking industry providing quotations of ICE LIBOR as designated by the Administrative Agent from time to time) for Dollar deposits for a period equal to one month (commencing on the date of determination of such interest rate) as published by Reuters (or other commercially available source that is generally recognized or accepted by the global banking industry providing quotations of ICE LIBOR as designated by the Administrative Agent from time to time) at approximately 11:00 a.m., London time on such date of determination or, if such date is not a Business Day, then the immediately preceding Business Day (rounded upward, if necessary, to the nearest whole 1/100 of 1%) by (y) one (1) minus the LIBOR Reserve Requirement for such LIBOR Rate Loan. 10 LEGAL_US_E # 149279255.8

“Debt Limitations” is defined in Section 10.10 hereof. “Debtor Relief Laws” means any applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, insolvency, fraudulent conveyance, reorganization, or similar laws affecting the rights, remedies, or recourse of creditors generally, including, without limitation, the United States Bankruptcy Code and all amendments thereto, as are in effect from time to time during the term of the Loans. “Default Rate” means on any day (1) with respect to any default in the payment of principal or interest hereunder, the lesser of: (a) the interest rate in effect on such day, plus two percent (2%); or (b) the Maximum Rate, and (2) with respect to all other amounts due, the lesser of (a) the Alternate Base Rate, plus two percent (2%), or (b) the Maximum Rate. “Defaulting Investor” is defined in Section 2.01(c) hereof. “Defaulting Lender” means any Lender that (a) has failed to (i) fund all or any portion of the Loans or participations in the Letter of Credit Liability required to be funded by it hereunder within two (2) Business Days of the date such Loans or participations were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent, the Letter of Credit Issuer, or any other Lender any other amount required to be paid by it hereunder (including in respect of its participation in Letters of Credit) within two (2) Business Days of the date when due, (b) has notified the Borrower, the Administrative Agent or the Letter of Credit Issuer in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three (3) Business Days after written request by the Administrative Agent or the Borrower, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity, or (iii) become the subject of a Bail-in Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under clauses (a) through (d) above, and of the effective date of such status, above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender upon delivery of written notice of such determination to the Borrower, the Letter of Credit Issuer and each other Lender. 11 LEGAL_US_E # 149279255.8

“Dollar Equivalent” means, at any time: (a) with respect to any amount denominated in Dollars, such amount, and (b) with respect to any amount denominated in any Alternative Currency, the equivalent amount thereof in Dollars as determined by Administrative Agent, at such time on the basis of the Spot Rate (determined in respect of the most recent Revaluation Date) for the purchase of Dollars with such Alternative Currency; provided that, for purposes of calculating the required minimum or multiple amount pursuant to Section 2.03 hereof with respect to any continuation of an existing LIBOR Rate Loan denominated in an Alternative Currency, the Alternative Currency Equivalent of such required minimum or multiple amount shall be calculated on the basis of the Spot Rate for the purchase of such Alternative Currency with Dollars determined in respect of the Revaluation Date immediately preceding the date that such LIBOR Rate Loan was originally borrowed. “Dollars” and the sign “$” means lawful currency of the United States of America. “Early Opt-in Election” means the occurrence of: A. (i) a determination by the Administrative Agent or (ii) a notification by the Required Lenders to the Administrative Agent (with a copy to the Borrower) that the Required Lenders have determined that U.S. dollar-denominated syndicated credit facilities being executed at such time, or that include language similar to that contained in this Section titled “Effect of Benchmark Transition Event,” are being executed or amended, as applicable, to incorporate or adopt a new benchmark interest rate to replace LIBOR, and B. (i) the joint election by the Administrative Agent and the Borrower or (ii) the joint election by the Required Lenders and the Borrower to declare that an Early Opt-in Election has occurred and the provision, as applicable, by the Administrative Agent of written notice of such election to the Lenders or by the Required Lenders of written notice of such election to the Administrative Agent. “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Eligible Assignee” means (a) a bank; or (b) subject to Section 13.12 hereof, such other Person as may be approved, in its sole discretion, by the Administrative Agent and, so long as no Event of Default has occurred and is continuing, in its reasonable discretion, the Borrower. “Eligible Institution” means any depository institution, organized under the laws of the United States or any state, having capital and surplus in excess of $200,000,000, the deposits of which are insured by the Federal Deposit Insurance Corporation to the fullest extent permitted by applicable Law and which is subject to supervision and examination by federal or state banking authorities; provided that such institution also must have a short-term unsecured debt rating of at least P-1 from Moody’s and at least A-1 from S&P. If such depository institution publishes reports of condition at least annually, 12 LEGAL_US_E # 149279255.8 pursuant to law or to the requirements of the aforesaid supervising or examining authority, then the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. “Entity” means a sole proprietorship, joint venture, association, trust, estate, business trust, corporation, exempted company, non-profit corporation, partnership, limited partnership, limited liability company, exempted limited partnership, sovereign government or agency, instrumentality, or political subdivision thereof, or any similar entity or organization. “Environmental Complaint” means any complaint, order, demand, citation or notice threatened or issued in writing to Borrower or any of its Subsidiaries by any Person with regard to air emissions, water discharges, Releases, or disposal of any Hazardous Material, noise emissions or any other environmental, health or safety matter affecting the Borrower or any of its Subsidiaries. “Environmental Laws” means all applicable laws, rules, codes, decrees, judgments, injunctions, ordinances, regulations or policies issued, promulgated or entered by any Governmental Authority relating to pollution or protection of human health or the environment including, without limitation, air pollution, water pollution, noise control, or the use, handling, discharge, disposal or Release or recovery of on-site or off-site Hazardous Materials, as each of the foregoing may be amended from time to time, applicable to Borrower. “Environmental Liability” means any written claim, demand, obligation, cause of action, accusation or allegation, or any order, violation, damage (including, without limitation, to any Person, property or natural resources), injury, judgment, penalty or fine, cost of enforcement, cost of remedial action, clean-up, restoration or any other cost or expense whatsoever, including reasonable attorneys’ fees and disbursements resulting from the violation or alleged violation of any Environmental Law or the imposition of any Environmental Lien or otherwise arising under any Environmental Law or resulting from any common law cause of action asserted by any Person. “Environmental Lien” means a Lien in favor of any Governmental Authority: (a) under any Environmental Law; or (b) for any liability or damages arising from, or costs incurred by, any Governmental Authority in response to the Release or threatened Release of any Hazardous Material. “Equity Interests” means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder by any Governmental Authority, as from time to time in effect. “ERISA Affiliate” shall mean all members of a controlled group of corporations and all trades and business (whether or not incorporated) under common control and all other entities which, together with Borrower, are treated as a single employer under any or all of Sections 414(b), (c), (m) or (o) of the Internal Revenue Code. “ERISA Investor” means an Investor that is: (a) an “employee benefit plan” (as such term is defined in Section 3(3) of ERISA) subject to Title I of ERISA; (b) any “plan” (as such term is defined in Section 4975(e) of the Internal Revenue Code) subject to Section 4975 of the Internal Revenue Code; or (c) a partnership or commingled account of a fund, or any other entity, whose assets include or are deemed to include Plan Assets. 13 LEGAL_US_E # 149279255.8

“ERISA Notice” is defined in Section 9.01(h) hereof. “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule. “Euro” and “€” mean the single currency of the Participating Member States. “Event of Default” is defined in Section 11.01 hereof. “Exchange Listing” means a listing of a Borrower’s Common Shares on a national securities exchange. “Excluded Investor” means any Investor who is not an Included Investor, whether by reason of an Exclusion Event or otherwise. “Excluded Taxes” means, with respect to any Recipient of any payment to be made by or on account of any obligation of the Borrower hereunder: (a) Taxes imposed on or measured by its overall net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed on it by the jurisdiction (or any political subdivision thereof) under the laws of which such Recipient is organized or in which its principal office is located as a result of such Recipient being organized under the laws of, or having its principal office in, such jurisdiction, or, in the case of any Lender, in which its applicable Lending Office is located or (ii) that are Other Connection Taxes; (b) in the case of a Lender, any U.S. withholding Tax that is imposed on amounts payable to such Lender at the time such Lender (i) becomes a party hereto (other than pursuant to an assignment request by the Borrower under Section 13.14) or (ii) designates a new Lending Office; except in each case to the extent that pursuant to Section 4.01 such Lender (or its assignor, if any) was entitled to receive additional amounts from the Borrower with respect to such withholding tax immediately prior to such Lender becoming a party hereto or changing its Lending Office, (c) Taxes attributable to such Lender’s failure to comply with Section 4.01(e), and (d) any withholding Taxes imposed under FATCA. “Exclusion Event” is defined in Section 2.01(c) hereof. “Facility Extension Fee” shall have the meaning given to such term in the Fee Letter. “Facility Extension Request” means the notice in substantially the form of Exhibit H attached hereto pursuant to which the Borrower request an extension of the Stated Maturity Date in accordance with Section 2.15. “Facility Increase Fee” shall have the meaning given to such term in the Fee Letter. “Facility Increase Request” means the notice in substantially the form of Exhibit M attached hereto pursuant to which Borrower request an increase of the Commitments in accordance with Section 2.16 hereof. “FATCA” means Sections 1471 through 1474 of the Internal Revenue Code, as of the date of this Credit Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreement entered into pursuant to Section 1471(b)(1) of the Internal Revenue Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities entered into in connection with the implementation of the foregoing. 14 LEGAL_US_E # 149279255.8

“Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that: (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to SMBC on such day on such transactions as determined by the Administrative Agent. “Federal Reserve Bank of New York’s Website” means the website of the Federal Reserve Bank of New York at http://www.newyorkfed.org, or any successor source. “Fee Letter” means that certain fee letter agreement by and between the Borrower and the Administrative Agent, dated as of the date hereof, as the same may, from time to time, be amended or otherwise modified. “Foreign Lender” means, with respect to the Borrower, any Lender that is not a U.S. Person. “Fronting Exposure” means, at any time there is a Defaulting Lender, with respect to the Letter of Credit Issuer, such Defaulting Lender’s Pro Rata Share of the outstanding Letter of Credit Liability other than Letter of Credit Liability as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof. “Funding Ratio” means: (a) for a Governmental Plan Investor or other pension plan not covered by clause (b) below, the total net fair market value of the assets of the plan over the actuarial present value of the plan’s total benefit liabilities, as reported in such plan’s most recent audited financial statements; and (b) for an ERISA Investor: the funding target attainment percentage reported in the Schedule SB to the Form 5500 or the funded percentage for monitoring the plan’s status on Schedule MB to the Form 5500, as applicable, as reported on the most recent Form 5500 filed by such plan with the United States Department of Labor. “Generally Accepted Accounting Principles” means those generally accepted accounting principles and practices that are recognized as such by the American Institute of Certified Public Accountants or by the Financial Accounting Standards Board or through other appropriate boards or committees thereof, and that are consistently applied for all periods, after the date hereof, so as to properly reflect the financial position of the Borrower, except that any accounting principle or practice required to be changed by the Financial Accounting Standards Board (or other appropriate board or committee of the said board) in order to continue as a generally accepted accounting principle or practice may be so changed. “Government Official” means employee, official, representative, or other Person acting on behalf of any Governmental Authority or department, agency or instrumentality thereof, or of any public international organization, or any political party or official thereof, or candidate for political office, or a relative of any such individual. “Governmental Authority” means any foreign governmental authority, the United States of America, any State of the United States of America, and any subdivision of any of the foregoing, and any agency, department, commission, board, authority or instrumentality, bureau or court having jurisdiction over the Borrower, the Administrative Agent, any Lender or the Letter of Credit Issuer, or any of their respective businesses, operations, assets, or properties. 15 LEGAL_US_E # 149279255.8

“Governmental Plan Investor” means an Investor that is a governmental plan as defined in Section 3(32) of ERISA. “Guaranty Obligations” means, with respect to any Person, without duplication, any obligations (other than endorsements in the ordinary course of business of negotiable instruments for deposit or collection) guaranteeing any Indebtedness of any other Person in any manner, whether direct or indirect, and including, without limitation, any obligation, whether or not contingent: (a) to purchase any such Indebtedness or other obligation or any property constituting security therefor; (b) to advance or provide funds or other support for the payment or purchase of such Indebtedness or obligation or to maintain working capital, solvency or other balance sheet condition of such other Person (including, without limitation, maintenance agreements, comfort letters, take or pay arrangements, put agreements or similar agreements or arrangements) for the benefit of the holder of Indebtedness of such other Person; (c) to lease or purchase property, securities or services primarily for the purpose of assuring the owner of such Indebtedness; or (d) to otherwise assure or hold harmless the owner of such Indebtedness or obligation against loss in respect thereof. Guaranty Obligations shall not include (a) the obligations of the Borrower to sell to any special purpose Subsidiary (or its assigns) one or more investments, or (b) any repurchase, substitution or indemnification obligations of the Borrower, or any representations and warranties made by Borrower, in each case, in Borrower’s capacity as a seller to any special purpose Subsidiary in connection with the true sale of one or more investments by the Borrower to such special purpose Subsidiary. “Hazardous Material” means any substance, material, or waste which is or becomes regulated, under any Environmental Law, as hazardous to public health or safety or to the environment, including, but not limited to: (a) any substance or material designated as a “hazardous substance” pursuant to Section 311 of the Clean Water Act, as amended, 33 U.S.C. §1251 et seq., or listed pursuant to Section 307 of the Clean Water Act, as amended; (b) any substance or material defined as “hazardous waste” pursuant to Section 1004 of the Resource Conservation and Recovery Act, as amended, 42 U.S.C. §6901 et seq.; (c) any substance or material defined as a “hazardous substance” pursuant to Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act, as amended, 42 U.S.C. §9601 et seq.; or (d) petroleum, petroleum products and petroleum waste materials. “HNW Aggregating Vehicle” means a vehicle that has been established for the purpose of investing in Borrower as an Investor, and which serves as an aggregating vehicle for high net worth individuals and/or other Persons. “Honor Date” is defined in Section 2.08(c)(i) hereof. “Included Investor” means: (a) on the Closing Date, an Investor (i) (A) that has, or that has a Credit Provider, Sponsor or Responsible Party that has, met the Applicable Requirement for an Included Investor and that has been approved by the Administrative Agent (in its reasonable discretion), or (B) that has been so designated by the Administrative Agent and all Lenders (each in its sole discretion) as a Non- Rated Included Investor; and (ii) with respect to which the Administrative Agent has received the information and documents required under Section 10.05(f) hereof; and in each case, as evidenced initially on Exhibit A attached hereto and, following the Closing Date, in writing by an Included Investor Confirmation Letter executed by the Administrative Agent; and (b) subsequent to the Closing Date, subject to the requirement of items (a)(i) and (a)(ii) above, additional Investors may be designated as Included Investors: (i) with the consent of the Administrative Agent (in its reasonable discretion), acting alone, if they (or their Credit Providers, Sponsors or Responsible Parties) meet the Applicable Requirement; provided however, it shall be reasonable for the Administrative Agent to withhold such approval to the extent: (w) such persons are Sanctioned Persons, (x) such approval would cause the Borrower to hold “Plan Assets” or (y) such approval would cause non-compliance with applicable “know 16 LEGAL_US_E # 149279255.8 your customer” requirements, Sanctions or AML Laws or (ii) otherwise with the written approval of all the Lenders (in each of their sole discretion); and in each case, as evidenced in writing by an Included Investor Confirmation Letter executed by the Administrative Agent; provided that a Defaulting Investor shall no longer be an Included Investor until such time as all Exclusion Events affecting such Investor have been cured and such Investor shall have been approved as an Included Investor in the sole and absolute discretion of the Administrative Agent and all of the Lenders. “Included Investor Confirmation Letter” means a letter from the Administrative Agent to the Borrower designating the Investors named in such letter as an “Included Investor”. “Indebtedness” means, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with Generally Accepted Accounting Principles: (a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments; (b) all direct or contingent obligations of such Person arising under letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties and similar instruments; (c) all net obligations of such Person under any Swap Contract; (d) all obligations of such Person to pay the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business); (e) all indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being acquired by such Person (including indebtedness arising under conditional sales or other title retention agreements but not including trade accounts payable in the ordinary course of business), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse; (f) all Capital Leases and Synthetic Lease Obligations; and (g) all Guaranty Obligations of such Person in respect of any of the foregoing. For all purposes hereof, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person is a general partner or a joint venturer, unless such Indebtedness is expressly made non-recourse to such Person. The amount of any net obligation under any Swap Contract on any date shall be deemed to be the Swap Termination Value thereof as of such date. The amount of any Capital Lease or Synthetic Lease Obligation as of any date shall be deemed to be the amount of Attributable Indebtedness in respect thereof as of such date. “Indemnified Taxes” means (a) Taxes other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of the Borrower under any Loan Document, and (b) to the extent not described in (a), Other Taxes. “Indemnitee” is defined in Section 13.06(b) hereof. “Information” is defined in Section 13.20 hereof. 17 LEGAL_US_E # 149279255.8

“Interest Option” means, at the Borrower’s option, each of the LIBOR Rate and the Alternate Base Rate. “Interest Payment Date” means (a) with respect to any Alternate Base Rate Loan, the first Business Day of each calendar quarter for the preceding calendar quarter, (b) with respect to any LIBOR Rate Loan based on Daily LIBOR, the first Business Day of each calendar month for the preceding calendar month, and (c) with respect to any LIBOR Rate Loan which is not based on Daily LIBOR, the earlier to occur of (i) last day of the Interest Period applicable to the Borrowing of which such Loan is a part, or (ii) in the event the Interest Period of such Loan is greater than three months, the first Business Day of the calendar quarter for the preceding calendar quarter during the Interest Period applicable to the Borrowing of which such Loan is a part. “Interest Period” means, with respect to any LIBOR Rate Loan, a period commencing: (a) on the borrowing date of such LIBOR Rate Loan, as applicable; or (b) on the termination date of the immediately preceding Interest Period in the case of a continuation of a LIBOR Rate Loan to a successive Interest Period as described in Section 2.03 hereof, and ending (x) with respect to any LIBOR Loan based on Daily LIBOR, the next following Interest Payment Date, and (y) with respect to any LIBOR Loan which is not based on Daily LIBOR, one month, two months or three months thereafter, each as the Borrower shall elect in accordance with Section 2.03 hereof, or such other period permitted by the Administrative Agent, in its sole and absolute discretion; provided, however, that: (i) any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day; (ii) any Interest Period which begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (i) above, end on the last Business Day of a calendar month; and (iii) if the Interest Period would otherwise end after the Stated Maturity Date, such Interest Period shall end on the Stated Maturity Date. “Internal Revenue Code” means the United States Internal Revenue Code of 1986, as amended. “Investment” means a “Portfolio Investment” as defined in the Borrower’s Operative Documents. “Investment Period” has the meaning set forth in the Borrower’s Operative Documents. “Investment Period Termination Date” means the date when the Investment Period will expire or terminate in accordance with the terms of the Borrower’s Operative Documents. “Investment Suspension Event” means at any time during the Investment Period, any suspension of the Investment Period under any applicable Operative Documents. “Investor” means any Person that has a Subscribed Interest in a Borrower, in each case all such Persons to be listed on the Borrowing Base Certificate. 18 LEGAL_US_E # 149279255.8

“ISP” means, with respect to any Letter of Credit, the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice (or such later version thereof as may be in effect at the time of issuance). “Issuer Documents” means with respect to any Letter of Credit, the Request for Letter of Credit, the Letter of Credit Application, and any other document, agreement and instrument entered into by the Letter of Credit Issuer and the Borrower or in favor of the Letter of Credit Issuer and relating to any such Letter of Credit. “Laws” means, collectively, all international, foreign, Federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law. “L/C Advance” means, with respect to each Lender, such Lender’s funding of its participation in any L/C Borrowing in accordance with its Pro Rata Share. “L/C Borrowing” means an extension of credit resulting from a drawing under any Letter of Credit which has not been reimbursed on the date when made or refinanced as a Borrowing. “L/C Credit Extension” means, with respect to any Letter of Credit, the issuance thereof or extension of the expiry date thereof, or the increase of the amount thereof. “Legal Reservations” means Debtor Relief Laws and general principles of equity, regardless of whether considered in a proceeding in equity or at law. “Lender” means each lending institution listed on the signature pages hereof, each lending institution that becomes a Lender hereunder pursuant to Section 13.12 hereof or otherwise, and “Lenders” means more than one Lender. “Lending Office” means, as to any Lender, the office or offices of such Lender (or an Affiliate of such Lender) described as such in such Lender’s administrative questionnaire delivered to Administrative Agent, or such other office or offices as a Lender may from time to time notify the Borrower and the Administrative Agent. “Letter of Credit” means a standby letter of credit issued by the Letter of Credit Issuer pursuant to Section 2.08 either as originally issued or as the same may, from time to time, be amended or otherwise modified or extended. “Letter of Credit Application” means an application and agreement for standby letter of credit by and between Borrower and the Letter of Credit Issuer in a form acceptable to the Letter of Credit Issuer (and customarily used by it in similar circumstances) and conformed to the terms of this Credit Agreement, either as originally executed or as it may from time to time be supplemented, modified, amended, renewed, or extended; provided, however, to the extent that the terms of such Letter of Credit Application are inconsistent with the terms of this Credit Agreement, the terms of this Credit Agreement shall control. “Letter of Credit Expiration Date” means the day that is the earlier of: (a) thirty (30) days prior to the Stated Maturity Date then in effect (or, if such day is not a Business Day, the next preceding 19 LEGAL_US_E # 149279255.8

Business Day); or (b) the date upon which Administrative Agent declares the Obligations due and payable after the occurrence of an Event of Default. “Letter of Credit Issuer” means SMBC in its capacity as issuer of Letters of Credit hereunder, or any successor issuer of Letters of Credit hereunder. “Letter of Credit Liability” means the Dollar Equivalent of the aggregate amount of the undrawn face amount of all outstanding Letters of Credit plus the amount drawn under Letters of Credit for which the Letter of Credit Issuer and the Lenders, or any one or more of them, have not yet received payment or reimbursement (in the form of a conversion of such liability to Loans, or otherwise) as required pursuant to Section 2.08 hereof, including, without limitation, all L/C Borrowings. For all purposes of this Credit Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP, or because a pending drawing submitted on or before the expiration date of such Letter of Credit has not yet been honored, such Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn. “Letter of Credit Sublimit” means, at any time, the Dollar Equivalent of twenty percent (20%) of the Available Commitment at such time. “LIBOR Floor” means 0.00%. “LIBOR Quoted Currency” means each of the following currencies: Dollars; Euro and Sterling; in each case as long as there is a published LIBOR rate with respect thereto. “LIBOR Rate” means, at the option of the Borrower, either: (a) Daily LIBOR (which, for the avoidance of doubt, shall be determined on each Business Day in accordance with the definition thereof and shall only be available for Loans denominated in Dollars); (b) with respect to any LIBOR Rate Loan not based on Daily LIBOR for any Interest Period or an Alternate Base Rate Loan, in each case, denominated in any LIBOR Quoted Currency, calculated at such rate, the rate per annum equal to the sum of (a) the Applicable Margin plus (b) the greater of (i) the LIBOR Floor or (ii) the rate per annum equal to the quotient obtained by dividing: (x) the rate for Dollar deposits as set by the ICE Benchmark Administration (or the successor thereto if the ICE Benchmark Administration is no longer making a London Interbank Offered Rate available) (“ICE LIBOR”), as published by Reuters (or other commercially available source that is generally recognized or accepted by the global banking industry providing quotations of ICE LIBOR as designated by Administrative Agent from time to time) at approximately 11:00 a.m., London time, two (2) London Business Days prior to the commencement of such Interest Period, for Dollar deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, by (y) one (1) minus the LIBOR Reserve Requirement for such LIBOR Rate Loan for such Interest Period; provided, however, if such rate is not available at such time for any reason, then the “LIBOR Rate” for such Interest Period shall be the rate per annum determined by Administrative Agent to be the rate at which deposits in the LIBOR Quoted Currency for delivery on the first day of such Interest Period in Same Day Funds in the approximate amount of the LIBOR Rate Loan being made, continued or converted by Administrative Agent and with a term equivalent to such Interest Period would be offered by Administrative Agent’s London Branch (or other Administrative Agent branch or Affiliate) to major banks in the London or other offshore interbank market for such currency at their request at approximately 11:00 a.m., London time, on the date of commencement of such Interest Period; or (c) with respect to any Loan denominated in CAD, the rate per annum equal to the CDOR Rate. 20 LEGAL_US_E # 149279255.8

LIBOR Rate Loans (other than LIBOR Rate Loans based on Daily LIBOR) may be denominated in Dollars or in an Alternative Currency. All Loans denominated in an Alternative Currency must be LIBOR Rate Loans that are not based on Daily LIBOR. “LIBOR Rate Loan” means a Loan made hereunder with respect to which the interest rate is calculated by reference to the LIBOR Rate for a particular Interest Period. “LIBOR Reserve Requirement” means, at any time, the maximum rate at which reserves (including, without limitation, any marginal, special, supplemental, or emergency reserves) are required to be maintained under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) by member banks of the Federal Reserve System against “Eurocurrency liabilities” (as such term is used in Regulation D). Without limiting the effect of the foregoing, the LIBOR Reserve Requirement shall reflect any other reserves required to be maintained by such member banks with respect to: (a) any category of liabilities which includes deposits by reference to which ICE LIBOR is to be determined; or (b) any category of extensions of credit or other assets which include LIBOR Rate Loans or Alternate Base Rate Loans bearing interest based off ICE LIBOR. ICE LIBOR shall be adjusted automatically on and as of the effective date of any change in the LIBOR Reserve Requirement. Each determination by the Administrative Agent of the LIBOR Reserve Requirement shall, in the absence of manifest error, be conclusive and binding. “Lien” means any lien, mortgage, charge, security interest, tax lien, pledge, encumbrance, or conditional sale or title retention arrangement, or any other interest in property designed to secure the repayment of indebtedness, whether arising by agreement or under common law, any statute or other law, contract, or otherwise. “Loan” means an extension of credit by a Lender to the Borrower hereunder in the form of an Alternate Base Rate Loan or a LIBOR Rate Loan, and “Loans” means the plural thereof. “Loan Documents” means this Credit Agreement, the Notes (including any renewals, extensions, re-issuances and refundings thereof), each Letter of Credit Application, each of the Collateral Documents, each Assignment and Assumption Agreement and such other agreements and documents, and any amendments or supplements thereto or modifications thereof, executed or delivered pursuant to the terms of this Credit Agreement or any of the other Loan Documents and any additional documents delivered in connection with any such amendment, supplement or modification. “Loan Notice” means, as the case may be, a notice of: (a) a Borrowing; (b) a conversion of Loans from one Type of Loan to the other; or (c) a continuation of LIBOR Rate Loans, pursuant to Section 2.03(e), which, if in writing, shall be substantially in the form of Exhibit C. “London Business Day” means any such day on which dealings in Dollar deposits are conducted by and between banks in the London interbank market. “Management Fee” shall have the meaning provided in the Operative Documents. “Mandatory Prepayment” shall have the meaning assigned to such term in Section 2.01(c)(xviii). “Margin Stock” shall have the meaning assigned to such term in Regulation U. “Maryland Division” means with respect to any corporation incorporated under the laws of the State of Maryland, the statutory division of such corporation into two or more corporations pursuant to the Maryland General Corporation Law. 21 LEGAL_US_E # 149279255.8

“Material Adverse Effect” means a material adverse effect on: (a) financial condition of the Borrower; (b) the ability of the Borrower to perform its obligations under this Credit Agreement or any of the other Loan Documents; (c) the validity or enforceability of this Credit Agreement, any of the other Loan Documents, the rights and remedies of the Administrative Agent hereunder or thereunder taken as a whole or enforceability of the obligations of the Borrower; (d) the obligation or the liability of the Borrower to fulfill its obligations under its Constituent Documents; or (e) the ability of the Investors (or applicable Sponsors, Responsible Parties or Credit Providers) to perform their obligations under the Constituent Documents of the Borrower, the Subscription Agreements, the Side Letters or any credit support documents, as applicable. “Material Potential Default” means a Potential Default under Section 11.01(a) or Section 11.01(h). “Maturity Date” means the earliest of: (a) the Stated Maturity Date; (b) the date upon which the Administrative Agent declares the Obligations due and payable after the occurrence and during the continuance of an Event of Default; (c) the date of the occurrence of an Event of Default pursuant to Section 11.01(g) or Section 11.01(h), (d) the date upon which the Borrower terminates the Commitments pursuant to Section 3.06 hereof or otherwise; or (e) forty-five (45) days prior to any Capital Call Termination Event (which shall include, without limitation, an Exchange Listing). “Maximum Commitment” means an amount equal to the Dollar Equivalent of the aggregate Commitments of the Lenders, as such amount may be increased pursuant to Section 2.16, or reduced pursuant to Section 3.06. “Maximum Rate” means, on any day, the highest rate of interest (if any) permitted by applicable law on such day. “Memorandum” means that certain Amended and Restated Confidential Private Placement Memorandum, dated as of June 4, 2020. “Moody’s” means Moody’s Investors Service, Inc. and any successor thereto. “Non-Rated Included Investor” means any Investor that does not, or whose Credit Provider, Sponsor, or Responsible Party does not meet the Applicable Requirement and is approved by the Administrative Agent and all Lenders as an Included Investor. “Notes” means the promissory notes provided for in Section 3.01 hereof, and all promissory notes delivered in substitution or exchange therefor, as such notes may be amended, restated, reissued, extended or modified; and “Note” means any one of the Notes. “Notice of Investment Suspension Event” is defined in Section 9.04. “Obligations” means all present and future indebtedness, obligations, and liabilities of the Borrower to any Secured Party, and all renewals and extensions thereof, or any part thereof (including, without limitation, Loans and Letter of Credit Liability), or any part thereof, arising pursuant to this Credit Agreement (including, without limitation, the indemnity provisions hereof) or represented by the Notes and each Letter of Credit Application, and all interest accruing thereon, and reasonable attorneys’ fees incurred in the enforcement or collection thereof, regardless of whether such indebtedness, obligations, and liabilities are direct, indirect, fixed, contingent, joint, several, or joint and several; together with all indebtedness, obligations, and liabilities of the Borrower to the Lenders evidenced or 22 LEGAL_US_E # 149279255.8 arising pursuant to any of the other Loan Documents, and all renewals and extensions thereof, or any part thereof. “OFAC” is defined in Section 8.24 hereof. “Operating Company” means an “operating company” within the meaning of the Plan Assets Regulation. “Operating Company Opinion” means a written opinion of counsel to the Borrower as to the status of the Borrower as an Operating Company. “Operative Documents” means, with respect to the Borrower, its Charter and Bylaws, the Advisory Agreement, the Administration Agreement, the Memorandum and the form Subscription Agreement attached as Exhibit N hereto. “Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Lender having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document). “Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes, charges or similar levies arising from any payment made hereunder or under any other Loan Document or from the execution, delivery, performance, registration or enforcement of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 13.14). “Overnight Rate” means for any day: (a) with respect to any amount denominated in Dollars, the greater of: (i) the Federal Funds Rate and (ii) an overnight rate determined by Administrative Agent, in the case of the foregoing in accordance with banking industry rules on interbank compensation, and (b) with respect to any amount denominated in an Alternative Currency, the rate of interest per annum at which overnight deposits in the applicable Alternative Currency, in an amount approximately equal to the amount with respect to which such rate is being determined, would be offered for such day by a branch or Affiliate of SMBC in the applicable offshore interbank market for such currency to major banks in such interbank market. “Participant” is defined in Section 13.12(e) hereof. “Participant Register” is defined in Section 13.12(e) hereof. “Participating Member State” means any member state of the European Union that has the Euro as its lawful currency in accordance with legislation of the European Union relating to Economic and Monetary Union. “Patriot Act” is defined in Section 13.21. “Pending Capital Call” means any Capital Call that has been made upon the Investors and that has not yet been funded by the applicable Investor, but with respect to which such Investor is not in default. 23 LEGAL_US_E # 149279255.8

“Permitted Distributions” means, without duplication, (a) distributions required to maintain the status of Borrower as a “regulated investment company” under the Internal Revenue Code and (b) distributions required to avoid federal income and excise taxes imposed by Section 4982 of the Internal Revenue Code. “Permitted Lien” means (i) non-consensual tax liens, if any, imposed on the property of any Person by any Governmental Authority not yet delinquent or being contested in good faith by appropriate proceedings as long as such Person has set aside on its books adequate reserves with respect thereto in accordance with Generally Accepted Accounting Principles and (ii) bankers’ liens in favor of the depository at which any Collateral Account is held which arise as a matter of law or under the terms of the related account or control agreement with such depository, (iii) any lien in favor of First Republic Bank granted by an Excluded Investor in connection with a loan agreement between such Excluded Investor and First Republic Bank pursuant to which First Republic Bank provides financing for such Excluded Investor’s Capital Contributions, and (iv) any lien granted by an Excluded Investor in connection with such Excluded Investor’s pledge of its Common Shares. “Person” means an individual, sole proprietorship, joint venture, association, trust, estate, business trust, corporation, limited liability company, non-profit corporation, partnership, exempted limited partnership, sovereign government or agency, instrumentality, or political subdivision thereof, or any similar entity or organization. “Plan” means: (a) any plan, including single employer and multi-employer plans to which Section 4021(a) of ERISA applies; or (b) any retirement medical plan (other than as required by Part 6 of subtitle B of Title I of ERISA), each as established or maintained for: (i) employees of the Borrower; or (ii) any member of the Controlled Group to which Section 4021(a) of ERISA applies. “Plan Asset Notice” means a notice delivered by the Borrower to the ERISA Investors with respect to the treatment of Borrower’s assets as Plan Assets. “Plan Asset Opinion” means an opinion of counsel to the effect that there is a reasonable likelihood that the assets of the Borrower constitute “plan assets” of such ERISA Investor for purposes of Title I of ERISA or Section 4975 of the Internal Revenue Code or Similar Law. “Plan Asset Regulation” means 29 C.F.R. §2510.3-101, as modified by Section 3(42) of ERISA. “Plan Assets” means “plan assets” within the meaning of the Plan Asset Regulation. “Potential Default” means any condition, act, or event which, with the giving of notice or lapse of time or both, would become an Event of Default. “Prime Rate” means, on any day, the prime rate in effect on or most recently prior to each Interest Payment Date as published in the Money Rate section of the New York Edition of The Wall Street Journal or, if no such rate is published therein, the rate of interest per annum then most recently established by SMBC as its “prime rate” charged to similarly situated borrowers. Any such rate is a general reference rate of interest, may not be related to any other rate, and may not be the lowest or best rate actually charged by SMBC to any customer or a favored rate and may not correspond with future increases or decreases in interest rates charged by other lenders or market rates in general, and SMBC may make various business or other loans at rates of interest having no relationship to such rate. Any change in such prime rate announced by SMBC shall take effect at the opening of business on the day specified in the public announcement of such change. 24 LEGAL_US_E # 149279255.8

“Principal Obligation” means the Dollar Equivalent amount of the sum of: (a) the aggregate outstanding principal amount of the Loans; plus (b) the Letter of Credit Liability. “Pro Rata Share” means, with respect to each Lender, the percentage obtained from the fraction: (a)(i) the numerator of which is the Commitment of such Lender; and (ii) the denominator of which is the aggregate Commitments of all Lenders; or (b) in the event the Commitments are zero (0): (i) the numerator of which is the Principal Obligation outstanding with respect to such Lender; and (ii) the denominator of which is the total Principal Obligation outstanding. “Property” means any real property, improvements thereon and any leasehold or similar interest in real property which is owned, directly or indirectly, by Borrower, or secures any investment of the Borrower. “Rated Investor” means any Investor that has a Rating (or that has a Credit Provider, Sponsor, or Responsible Party that has a Rating). “Rating” means, for any Person, its senior unsecured debt rating (or equivalent thereof, such as, but not limited to, a corporate credit rating, issuer rating/insurance financial strength rating (for an insurance company), general obligation rating (for a governmental entity), or revenue bond rating (for an educational institution)) from either of S&P or Moody’s. “Recipient” means (a) the Administrative Agent or (b) any Lender. “Register” is defined in Section 13.12(d) hereof. “Regulation D,” and “Regulation U,” means Regulation D or U, as the case may be, of the Board of Governors of the Federal Reserve System, from time to time in effect, and shall include any successor or other regulation relating to reserve requirements or margin requirements, as the case may be, applicable to member banks of the Federal Reserve System. “Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents and advisors of such Person and of such Person’s Affiliates. “Release” means any release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching, or migration of Hazardous Materials into the environment, or into or out of any Property, including the movement of any Hazardous Material through or in the air, soil, surface water, groundwater, of any Property. “Relevant Governmental Body” means the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York or any successor thereto. “Request for Borrowing” means, (a) with respect to a Borrowing, conversion or continuation of Loans, a Loan Notice, and (b) with respect to an L/C Credit Extension, the related Request for Letter of Credit and Letter of Credit Application. “Request for Letter of Credit” means a request for the issuance of a Letter of Credit substantially in the form of Exhibit D hereto. “Required Lenders” means: (a) if there is more than one (1) Lender, then two (2) Lenders (other than Defaulting Lenders) holding an aggregate Pro Rata Share of more than fifty percent (50%) of the 25 LEGAL_US_E # 149279255.8 aggregate Commitments of all Lenders (other than Defaulting Lenders); or (b) at any time that the Available Commitment is zero (0), if there is more than one (1) Lender, then two (2) Lenders (other than Defaulting Lenders) owed an aggregate Pro Rata Share of more than fifty percent (50%) of the Principal Obligation outstanding and payable to all Lenders (other than Defaulting Lenders) at such time. “Required Payment Time” means, (a) to the extent funds are available in the Collateral Account or another account maintained by Borrower, no later than two (2) Business Days after demand, or (b) to the extent that it is necessary for the Borrower to issue Capital Call Notices to fund a required payment, within fifteen (15) Business Days of demand; provided, that the Borrower shall issue such Capital Call Notices and the Borrower shall make such payment promptly after the related Capital Contributions are received). “Required Report” means the annual financial statements or equivalent of an Included Investor to the extent not publicly available or otherwise available to the Administrative Agent. “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “Responsible Officer” means: (a) in the case of a corporation or exempted company, its president or any vice president, director or any other officer or the equivalent thereof (other than a secretary or assistant secretary), and, in any case where two Responsible Officers are acting on behalf of such corporation or exempted company, the second such Responsible Officer may be the chief financial officer, treasurer, secretary or assistant secretary or the equivalent thereof; (b) in the case of a limited partnership or an exempted limited partnership, an officer or director of its general partner or an officer or director of an entity that has authority to act on behalf of such general partner, acting on behalf of the general partner in its capacity as general partner of such limited partnership or exempted limited partnership; and (c) in the case of a limited liability company, an officer of such limited liability company or, if there is no officer, a manager, director or managing member, or the individual acting on behalf of such manager or managing member, in its capacity as manager or managing member of such limited liability company, or in each case such other authorized officer or signatory who has the power to bind such corporation, limited partnership, exempted limited partnership, limited liability company or any other Person who has provided documentation evidencing such authority. Any document delivered hereunder or under any other Loan Document that is signed by a Responsible Officer of a Person shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Person and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Person. “Responsible Party” means, for any Governmental Plan Investor: (a) if the state or political subdivision under which the Governmental Plan Investor operates is obligated to fund the Governmental Plan Investor and is liable to fund any shortfalls, the state or political subdivision, as applicable; and (b) otherwise, the Governmental Plan Investor itself. “Revaluation Date” means: with respect to any Loan, each of the following: (i) each date of a Borrowing of a LIBOR Rate Loan denominated in an Alternative Currency, (ii) each date of a continuation of a LIBOR Rate Loan denominated in an Alternative Currency pursuant to Section 2.03, (iii) each date that is one (1) month following the last Revaluation Date, and (iv) such additional dates as Administrative Agent shall reasonably determine or the Required Lenders shall reasonably require. “S&P” means Standard & Poor’s Rating Services, a division of the McGraw & Hill Companies, Inc. and any successor thereto. 26 LEGAL_US_E # 149279255.8

“Same Day Funds” means: (a) with respect to disbursements and payments in Dollars, immediately available funds, and (b) with respect to disbursements and payments in an Alternative Currency, same day or other funds as may be determined by Administrative Agent to be customary in the place of disbursement or payment for the settlement of international banking transactions in the relevant Alternative Currency. “Sanctioned Country” means a country or territory subject to comprehensive Sanctions (currently, the Crimea region of Ukraine, Cuba, Iran, North Korea and Syria). “Sanctioned Person” means a Person (a) named in any Sanctions-related list maintained by the U.S. Department of State; the U.S. Department of Commerce, including the Bureau of Industry and Security’s Entity List and Denied Persons List; or the U.S. Department of the Treasury, including the OFAC Specially Designated Nationals and Blocked Persons List, the Sectoral Sanctions Identifications List, and the Foreign Sanctions Evaders List; or any similar list maintained by the United Nations Security Council, the European Union, Her Majesty’s Treasury or any other relevant Governmental Authority, (b) a person operating, organized or resident in a Sanctioned Country, (c) otherwise the target of Sanctions, or (d) owned or controlled by any such Person described in the foregoing clauses (a)-(c). “Sanctions” means any economic or financial sanctions, trade embargoes or similar measures enacted, administered or enforced by a United States Governmental Authority (including, without limitation, OFAC, the U.S. Department of State and the U.S. Department of Commerce), the United Nations Security Council, the European Union, Her Majesty’s Treasury, Japan or other relevant sanctions authority. “Secured Parties” means the Administrative Agent, the Lenders, the Letter of Credit Issuer and each Indemnitee. “Security Agreement” means a security agreement substantially in the form of Exhibit F, executed and delivered by the Borrower to the Administrative Agent for the benefit of the Secured Parties. “Side Letter” means any letter, agreement or other documentation between an Investor and Borrower that modifies any of the obligations, liabilities, rights or undertakings by the Investor under its Subscription Agreement or under any Constituent Documents of the Borrower. “Side Letter Certificate” means the certificate in substantially the form of Exhibit J attached hereto certifying the full and complete list of all Side Letters by and between the Investors and the Borrower in effect as of the date hereof. “Similar Law” means any United States federal, state or local law, or non-U.S. law or regulation that could cause the underlying assets of Borrower to be treated as assets of a Governmental Plan Investor by virtue of its investment in Subscribed Interests and thereby subject the Borrower (or other persons responsible for the investment of the Borrower assets or operation of the Borrower) to laws, regulations or rules that are similar to the fiduciary responsibility or prohibited transaction provisions of Title I of ERISA or Section 4975 of the Internal Revenue Code. “SMBC” is defined in the preamble to this Credit Agreement. “SOFR” with respect to any day means the secured overnight financing rate published for such day by the Federal Reserve Bank of New York, as the administrator of the benchmark, (or a successor administrator) on the Federal Reserve Bank of New York’s Website. 27 LEGAL_US_E # 149279255.8

“Special Notice Currency” means at any time an Alternative Currency, other than the currency of a country that is a member of the Organization for Economic Cooperation and Development at such time located in North America, Europe or the European Union. “Sponsor” of an ERISA Investor means a sponsor as that term is understood under ERISA, specifically, the entity that established the plan and is responsible for the maintenance of the plan and, in the case of a plan that has a sponsor and participating employers, the entity that has the ability to amend or terminate the plan. “Spot Rate” for a currency means the rate determined by Administrative Agent, to be the rate quoted by the Person acting in such capacity as the spot rate for the purchase by such Person of such currency with another currency through its principal foreign exchange trading office at approximately 11:00 a.m. on the date two Business Days prior to the date as of which the foreign exchange computation is made; provided that Administrative Agent may obtain such spot rate from another financial institution designated by Administrative Agent if the Person acting in such capacity does not have as of the date of determination a spot buying rate for any such currency. “Stated Maturity Date” means September 10, 2021; subject to any extension of such date permitted under and in accordance with Section 2.15 hereof. “Sterling” and “£” mean the lawful currency of the United Kingdom. “Sub-Adviser” means Churchill Asset Management LLC. “Subordinated Claims” means, with respect to Investors, Borrower, Administrator or Adviser, all debts and liabilities between or among any two or more of such Persons, whether such debts and liabilities now exist or are hereafter incurred or arise, or whether the obligations of such Person or Persons thereon be direct, contingent, primary, secondary, several, joint and several, or otherwise, and irrespective of whether such debts or liabilities be evidenced by note, contract, open account, or otherwise, and irrespective of the Person or Persons in whose favor such debts or liabilities may, at their inception, have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired by the Borrower (including, without limitation, by setoff pursuant to the terms of any applicable agreement). Subordinated Claims shall include without limitation (i) all rights and claims of the Borrower against an Investor under the applicable Operative Documents or the Subscription Agreements and (ii) fees and other expense reimbursements due to the Administrator, Adviser and Investors. “Subscribed Interest” means the obligation of an Investor to purchase Common Shares pursuant to its Subscription Agreement up to the amount of its Unfunded Commitment. “Subscription Agreement” means a subscription agreement (or equivalent document) executed by an Investor in connection with the subscription for Subscribed Interests in the Borrower. “Subsequent Investor” is defined in Section 10.05(f) hereof. “Subsequent Lender” is defined in Section 2.16(a) hereof. “Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially 28 LEGAL_US_E # 149279255.8 owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Borrower. “Swap Contract” means: (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement; and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement, including any such obligations or liabilities under any such master agreement. “Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts: (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s); and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include a Lender or any Affiliate of a Lender). “Synthetic Lease Obligation” means the monetary obligation of a Person under: (a) a so-called synthetic, off-balance sheet or tax retention lease; or (b) an agreement for the use or possession of property creating obligations that do not appear on the balance sheet of such Person but which, upon the insolvency or bankruptcy of such Person, would be characterized as the indebtedness of such Person (without regard to accounting treatment). “TARGET Day” means any day on which TARGET2 (or, if such payment system ceases to be operative, such other payment system, if any, determined by Administrative Agent to be a suitable replacement) is open for the settlement of payments in Euro. “TARGET2” means the Trans-European Automated Real-time Gross Settlement Express Transfer payment system which utilizes a single shared platform and which was launched on November 19, 2007. “Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including any backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Term SOFR” means the forward-looking term rate based on SOFR that has been selected or recommended by the Relevant Governmental Body. “TIAA” means Teachers Insurance and Annuity Association of America. “Type of Loan” means any type of Loan (i.e., an Alternate Base Rate Loan or LIBOR Rate Loan). 29 LEGAL_US_E # 149279255.8

“U.S. Person” means any Person that is a “United States person” as defined in Section 7701(a)(30) of the Internal Revenue Code. “UCC” or “Uniform Commercial Code” means the Uniform Commercial Code as in effect from time to time in the State of New York; provided, however, that, at any time, if by reason of mandatory provisions of law, any or all of the perfection or priority of the Administrative Agent’s security interest in any item or portion of the Collateral is governed by the Uniform Commercial Code as in effect in a U.S. jurisdiction other than the State of New York, the term “UCC” and “Uniform Commercial Code” shall mean the Uniform Commercial Code as in effect, at such time, in such other jurisdiction for purposes of the provisions hereof relating to such perfection or priority and for purposes of definitions relating to such provisions. “UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person subject to IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain Affiliates of such credit institutions or investment firms. “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the Benchmark Replacement Adjustment. “Unfunded Commitment” means, with respect to any Investor at any time, the Capital Commitment of such Investor, minus the aggregate Capital Contributions made by such Investor, but “Unfunded Commitment” shall not include that portion of an Investor’s Capital Commitment that is, at such time, subject to a Pending Capital Call; and collectively of all Investors, the “Unfunded Commitments”. “Unreimbursed Amount” is defined in Section 2.08(c)(i) hereof. “Withholding Agent” means the Administrative Agent and the Borrower. “Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. 1.02 Other Definitional Provisions. All terms defined in this Credit Agreement shall have the above-defined meanings when used in the Notes or any other Loan Documents or any certificate, report or other document made or delivered pursuant to this Credit Agreement, unless otherwise defined in such other document. (a) Defined terms used in the singular shall import the plural and vice versa. 30 LEGAL_US_E # 149279255.8

(b) The words “hereof,” “herein,” “hereunder,” and similar terms when used in this Credit Agreement shall refer to this Credit Agreement as a whole and not to any particular provisions of this Credit Agreement. (c) Article, Section, Exhibit and Schedule references are to the Loan Document in which such reference appears. (d) The term “including” is by way of example and not limitation and shall be deemed to be followed by “without limitation” unless in fact followed by “without limitation” or a similar term. (e) The term “documents” includes any and all instruments, documents, agreements, certificates, notices, reports, financial statements and other writings, however evidenced, whether in physical or electronic form. (f) In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including.” (g) Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Credit Agreement or any other Loan Document. (h) Any reference to any agreement or document shall mean such agreement or document as amended, restated, supplemented or otherwise modified from time to time pursuant to its terms, unless otherwise specified herein, and subject to any restrictions on any such modifications pursuant hereto. (i) Any reference to any statute, rule, law or regulation shall mean such statute, rule, law or regulation as from time to time in effect, unless otherwise specified herein. 1.03 Times of Day. Unless otherwise specified in the Loan Documents, time references are to time in New York, New York. 1.04 Letter of Credit Amounts. Unless otherwise specified, all references herein to the amount of a Letter of Credit at any time shall be deemed to mean the maximum face amount of such Letter of Credit after giving effect to all increases thereof contemplated by such Letter of Credit or the Letter of Credit Application therefor (at the time specified therefor in such applicable Letter of Credit or Letter of Credit Application and as such amount may be reduced by (a) any permanent reduction of such Letter of Credit or (b) any amount which is drawn, reimbursed and no longer available under such Letter of Credit). 1.05 Accounting Terms. All accounting terms not specifically or completely defined herein or in any other Loan Document shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Credit Agreement shall be prepared in conformity with Generally Accepted Accounting Principles, applied on a consistent basis, as in effect from time to time and in a manner consistent with that used in preparing the audited financial statements required by Section 9.01(a), except as otherwise specifically prescribed herein. 31 LEGAL_US_E # 149279255.8

1.06 UCC. Terms defined in the UCC in effect on the Closing Date and not otherwise defined herein shall, unless the context otherwise indicates, have the meanings provided by those definitions. Subject to the foregoing, the term “UCC” refers, as of any date of determination, to the UCC then in effect. 1.07 Interest Rate. The Administrative Agent does not warrant, nor accept responsibility, nor shall the Administrative Agent have any liability with respect to the administration, submission or any other matter related to the rates in the definition of “LIBOR Rate” or with respect to any rate that is an alternative or replacement for comparable or successor rate thereto to any of such rate (including, without limitation, any Benchmark Replacement) or the effect of any of the foregoing, or of any Benchmark Replacement Conforming Changes. 1.08 Exchange Rates; Currency Equivalents. (a) Administrative Agent shall determine the Spot Rates as of each Revaluation Date to be used for calculating Dollar Equivalent amounts of Borrowings and Principal Obligations denominated in Alternative Currencies. Such Spot Rates shall become effective as of such Revaluation Date and shall be the Spot Rates employed in converting any amounts between the applicable currencies until the next Revaluation Date to occur. Except for purposes of financial statements delivered by the Borrower hereunder or calculating financial covenants hereunder or except as otherwise provided herein, the applicable amount of any currency (other than Dollars) for purposes of the Loan Documents shall be such Dollar Equivalent amount as so determined by Administrative Agent. (b) Wherever in this Credit Agreement in connection with a Borrowing, conversion, continuation or prepayment of a LIBOR Rate Loan, an amount, such as a required minimum or multiple amount, is expressed in Dollars, but such Borrowing, LIBOR Rate Loan is denominated in an Alternative Currency, such amount shall be the relevant Alternative Currency Equivalent of such Dollar amount (rounded to the nearest unit of such Alternative Currency, with 0.5 of a unit being rounded upward), as determined by Administrative Agent. (c) Administrative Agent does not warrant, nor accept responsibility for, nor shall Administrative Agent have any liability with respect to the administration, submission or any other matter related to the rates in the definition of “LIBOR Rate” herein or with respect to any comparable or successor rate thereto. 1.09 Additional Alternative Currencies. (a) Borrower may from time to time request that LIBOR Rate Loans be made in a currency other than those specifically listed in the definition of “Alternative Currency” herein, provided that such requested currency is a lawful currency (other than Dollars) that is readily available and freely transferable and convertible into Dollars. In the case of any such request with respect to the making of LIBOR Rate Loans, such request shall be subject to the approval of Administrative Agent and Lenders, which approval shall be in their sole discretion. (b) Any such request shall be made to Administrative Agent not later than 11:00 a.m., fifteen (15) Business Days prior to the date of the desired Borrower (or such other time or date as may be agreed by Administrative Agent). In the case of any such request pertaining to LIBOR Rate Loans, Administrative Agent shall promptly notify each Lender thereof. Each Lender (in the case of any such request pertaining to LIBOR Rate Loans) shall notify Administrative Agent, not later than 11:00 a.m., ten (10) Business Days after receipt of such 32 LEGAL_US_E # 149279255.8 request whether it consents, in its reasonable discretion, to the making of LIBOR Rate Loans in such requested currency. (c) Any failure by a Lender to respond to such request within the time period specified in Section 1.09(b) shall be deemed to be a refusal by such Lender to permit LIBOR Rate Loans to be made in such requested currency. If Administrative Agent and all the Lenders consent to making LIBOR Rate Loans in such requested currency, Administrative Agent shall so notify Borrower and such currency shall thereupon be deemed for all purposes to be an Alternative Currency hereunder for purposes of any LIBOR Rate Loans. If Administrative Agent shall fail to obtain consent to any request for an additional currency under this Section 1.09, Administrative Agent shall promptly so notify Borrower. 1.10 Change of Currency. (a) Each obligation of Borrower to make a payment denominated in the national currency unit of any member state of the European Union that adopts the Euro as its lawful currency after the date hereof shall be redenominated into Euro at the time of such adoption. If, in relation to the currency of any such member state, the basis of accrual of interest expressed in this Credit Agreement in respect of that currency shall be inconsistent with any convention or practice in the London interbank market for the basis of accrual of interest in respect of the Euro, such expressed basis shall be replaced by such convention or practice with effect from the date on which such member state adopts the Euro as its lawful currency; provided that if any LIBOR Rate Loan in the currency of such member state is outstanding immediately prior to such date, such replacement shall take effect, with respect to such Borrowing, at the end of the then current Interest Period. (b) Each provision of this Credit Agreement shall be subject to such reasonable changes of construction as Administrative Agent and the Borrower may, from time to time, acting reasonably, agree upon in order to reflect (i) the adoption of the Euro by any member state of the European Union and any relevant market conventions or practices relating to the Euro, and (ii) a change in currency of any other country and any relevant market conventions or practices relating to the change in currency. 2. LOANS AND LETTERS OF CREDIT. 2.01 The Commitment. (a) Committed Amount. Subject to the terms and conditions herein set forth, the Lenders agree, during the Availability Period: (i) to extend to the Borrower a revolving line of credit, and (ii) to participate in Letters of Credit issued by the Letter of Credit Issuer for the account of the Borrower. (b) Limitation on Borrowings. Notwithstanding anything to the contrary herein contained, the Lenders shall not be required to advance any Borrowing, conversion or continuation hereunder, or cause an L/C Credit Extension hereunder, if: (i) after giving effect to such Borrowing, conversion or continuation, or L/C Credit Extension: (A) the Principal Obligation would exceed the Available Commitment; (B) solely in the case of an L/C Credit Extension, the Letter of Credit Liability would exceed the Letter of Credit Sublimit; or (C) the Alternative Currency Liability would exceed the Alternative Currency Sublimit; 33 LEGAL_US_E # 149279255.8

(ii) an Investment Suspension Event shall have occurred and is continuing; (iii) the Borrower has delivered to: (A) the Administrative Agent a notice that indicates that it reasonably believes that the assets of Borrower constitute Plan Assets or (B) an Investor a Plan Asset Notice; (iv) any portion of such loan(s) shall be used for an investment in a Sanctioned Country or Sanctioned Person; (v) the conditions precedent for such Borrowing or for the issuance of such Letter of Credit in Section 7.02 have not been satisfied; or (vi) an Event of Default or a Potential Default exists. (c) Exclusion Events. If any of the following events (each, an “Exclusion Event”) shall occur with respect to any Included Investor or, if applicable, the Sponsor, Responsible Party, or Credit Provider of such Included Investor, as applicable (such Investor hereinafter referred to as a “Defaulting Investor”), whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body, then such Investor shall no longer be an Included Investor until such time as provided in the definition of “Included Investor”: (i) such Investor (or its Sponsor, Responsible Party or Credit Provider, as applicable) shall: (A) apply for or consent to the appointment of a receiver, trustee, custodian, intervenor or liquidator of itself or of all or a substantial part of its assets; (B) file a voluntary petition as debtor in bankruptcy or admit in writing that it is unable to pay its debts as they become due; (C) make a general assignment for the benefit of creditors; (D) file a petition or answer seeking reorganization or an arrangement with creditors or take advantage of any Debtor Relief Laws; (E) file an answer admitting the material allegations of, or consent to, or default in answering, a petition filed against it in any bankruptcy, reorganization, or insolvency proceeding; or (F) take any personal, partnership, limited liability company, corporate or trust action, as applicable, for the purpose of effecting any of the foregoing; (ii) an order, judgment, or decree shall be entered by any court of competent jurisdiction or other competent authority approving a petition seeking such Investor’s (or its Sponsor’s, Responsible Party’s or Credit Provider’s, as applicable) reorganization or appointing a receiver, custodian, trustee, intervenor or liquidator of such Person or of all or substantially all of its assets, or an order for relief shall be entered in respect of such Person in a proceeding under the Bankruptcy Code of the United States; (iii) any final judgment(s) for the payment of money which in the aggregate exceed fifteen percent (15%) of the net worth of such Investor (or its Sponsor, Responsible Party or Credit Provider, as applicable) shall be rendered against such Person, and such judgment or judgments shall not be satisfied, discharged, stayed and fully bonded over or otherwise actually fully covered by any applicable insurance policies at least ten (10) days prior to the date on which any of its assets could be lawfully sold to satisfy such judgment; 34 LEGAL_US_E # 149279255.8

(iv) such Investor (or its Sponsor, Responsible Party or Credit Provider) shall repudiate, challenge, or declare unenforceable its obligation to make contributions to the capital the Borrower pursuant to its Capital Commitment or a Capital Call Notice; shall otherwise disaffirm any material provision of its Subscription Agreement, or the Operative Documents; or its material obligations under any of such documents shall be or become unenforceable; (v) such Investor (or its Sponsor, Responsible Party or Credit Provider) shall fail to make a contribution to the capital of the Borrower, as applicable, within ten (10) Business Days of the date when initially due (without regard to any grace, notice or cure period contained in the Side Letter or any other Constituent Document of the Borrower); (vi) any material representation or warranty made under its Subscription Agreement or the applicable Operative Documents shall prove to be untrue or inaccurate in any material respect, as of the date on which such representation or warranty is made, in each case, except to the extent such representation or warranty expressly relates to any earlier date, in which case such representation or warranty shall have been true and correct as of such date, and, to the extent curable, such breach shall continue uncured for a period equal to the lesser of (A) to the extent such cure period exists in the Operative Documents, the applicable cure period under the applicable Subscription Agreement or Operative Documents or (B) twenty (20) days after the earlier to occur of (x) the Borrower obtaining knowledge thereof or (y) written notice of such breach from Administrative Agent to Borrower; (vii) such Investor shall transfer or withdraw its Subscribed Interests; provided that if less than all of such Investor’s Subscribed Interest has been transferred or withdrawn, only the transferred or withdrawn portion shall be excluded from the calculation of the Available Commitment; (viii) default shall occur in the performance by it of any of the material covenants or agreements contained in its Subscription Agreement, or the Operative Documents (except, in each case, as otherwise specifically addressed in this Section 2.01(c), in which case no grace period beyond any provided for herein shall apply), and such default, if non-monetary, shall continue uncured for a period equal to the lesser of (A) to the extent such cure period exists in the Operative Documents, the applicable cure period under the applicable Subscription Agreement or Operative Documents or (B) twenty (20) days after the earlier to occur of (x) the Borrower obtaining knowledge thereof or (y) written notice of such breach from Administrative Agent to Borrower; (ix) in the case of each Rated Investor that is an Included Investor pursuant to clause (a)(i)(A) or (b)(i) of the definition thereof, such Investor (or its Sponsor, Responsible Party or Credit Provider) shall fail to maintain its Applicable Requirement as required in the definition of Applicable Requirement in Section Error! Reference source not found. hereof; (x) such Investor’s Capital Commitment or a Capital Contribution is suspended, cancelled, excused, reduced, terminated or abated by the Borrower (including, for the avoidance of doubt, any excuse of such Investor’s Capital Contribution relating to a particular investment as permitted by the applicable Operative Documents or Side 35 LEGAL_US_E # 149279255.8

Letter); provided that to the extent such suspension, excuse, cancellation, reduction, termination or abatement relates solely to a portion of such Investor’s Unfunded Commitment, only such suspended, cancelled, reduced, excused, terminated or abated portion shall be excluded from the calculation of the Available Commitment; (xi) the Borrower shall receive notice from the Administrative Agent of the occurrence of any circumstance or event which, in the reasonable discretion of the Administrative Agent: (A) would reasonably be expected to have a material and adverse effect on the ability of such Investor (or its Sponsor, Responsible Party or Credit Provider) to satisfy its obligations to timely fund Capital Contributions, or (B) would reasonably be expected to impair, impede, or jeopardize the obligation and the liability of, or enforceability thereof with respect to, such Investor to fulfill its obligations under the applicable Operative Documents; (xii) if such Investor is an ERISA Investor, the Borrower shall have delivered a Plan Asset Notice to such Investor; (xiii) if such Investor is an ERISA Investor, a Plan Asset Opinion shall have been delivered by such Investor to the Borrower; (xiv) in the case of each Non-Rated Included Investor, it shall fail to maintain a net worth (determined in accordance with Generally Accepted Accounting Principles), measured at the end of each fiscal year of such Investor, of at least seventy-five percent (75%) of the net worth of such Investor as of the fiscal year which ended immediately prior to the time of its designation as an Included Investor; (xv) Borrower fails to deliver to the Administrative Agent (A) the Required Report for any Investor within one-hundred twenty (120) days following the end of the applicable fiscal year of such Investor or (B) with respect to any Rated Investor, such Investor’s Rating information within ten (10) days after written request by the Administrative Agent; (xvi) such Investor becomes a Sanctioned Person, or, to the Borrower’s or Administrative Agent’s knowledge, such Investor’s funds to be used in connection with funding Capital Calls are derived from illegal or suspicious activities or activities in violation of AML Laws; (xvii) such Investor’s Sponsor, Credit Provider or Responsible Party, as applicable, shall disclaim in writing its material obligations under any Credit Link Document provided by such Sponsor, Credit Provider or Responsible Party; or (xviii) without the approval of all Lenders, such Investor pledges or otherwise grants a security interest or Lien on such Investor’s Subscribed Interest in the Borrower. (d) Mandatory Prepayment. (i) Excess Loans Outstanding. If, on any day, the Principal Obligation exceeds the Available Commitment (such an event, a “Borrowing Base Deficiency”, including, without limitation, as a result of an Exclusion Event), then the Borrower shall pay on demand (a “Mandatory Prepayment”) such excess to Administrative Agent, for the benefit of the Lenders, in Same Day Funds (except to the extent any such excess is 36 LEGAL_US_E # 149279255.8 addressed by Section 2.01(d)(iii)): (A) promptly on demand (but in no event later than two (2) Business Days after such demand), to the extent such funds are available in the Collateral Account; or (B) within fifteen (15) Business Days of demand to the extent that it is necessary for the Borrower to issue Capital Call Notices to fund such required payment (and the Borrower shall issue such Capital Call Notices during such time to the extent it has not already issued a Capital Call sufficient to cure such Borrowing Base Deficiency, and Borrower shall pay such excess promptly after the Capital Contributions relating to such Capital Call Notice are received). (ii) Letter of Credit Amounts. Unless otherwise specified, all references herein to the amount of a Letter of Credit at any time shall be deemed to mean the maximum face amount of such Letter of Credit after giving effect to all increases thereof contemplated by such Letter of Credit or the Issuer Documents related thereto, whether or not such maximum face amount is in effect at such time. (iii) Excess Letters of Credit Outstanding. If any excess calculated pursuant to Section 2.01(d)(i) is attributable to undrawn Letters of Credit, then the Borrower shall Cash Collateralize the Letter of Credit Liability in the amount of such excess, when required pursuant to the terms of Section 2.01(d)(i). Unless otherwise required by law, upon: (A) a change in circumstances such that such excess no longer remains outstanding; or (B) upon the full and final payment of the Obligations, Administrative Agent shall return to the Borrower any amounts remaining in said Collateral Account. 2.02 Revolving Credit Commitment. Subject to the terms and conditions herein set forth, each Lender severally agrees, on any Business Day during the Availability Period, to make Loans in Dollars or in one or more Alternative Currencies to the Borrower at any time and from time to time in an aggregate principal amount not to exceed at any one time outstanding up to the Dollar Equivalent of such Lender’s Commitment at any such time; provided, however, that, after making any such Loans: (a) such Lender’s Pro Rata Share of the Principal Obligation would not exceed such Lender’s Commitment as of such date; (b) there would not exist a Borrowing Base Deficiency; and (c) the aggregate Alternative Currency Liability as of such date would not exceed the Alternative Currency Sublimit as of such date. Subject to the foregoing limitation, the conditions set forth in Section 7 and the other terms and conditions hereof, the Borrower may borrow, repay without penalty or premium, and re-borrow hereunder, during the Availability Period. Each Borrowing pursuant to this Section 2.02 shall be made ratably by the Lenders in proportion to each Lender’s Pro Rata Share of the Available Commitment. No Lender shall be obligated to fund any Loan if the interest rate applicable thereto under Section 2.06(a) hereof would exceed the Maximum Rate in effect with respect to such Loan. 2.03 Borrowings, Conversions and Continuations of Loans. (a) Request for Borrowing. Each Borrowing, each conversion of Loans from one Type of Loan to the other, and each continuation of LIBOR Rate Loans shall be made upon the Borrower’s irrevocable notice to Administrative Agent, which may be given by telephone or by electronic mail pursuant to, and in accordance with the terms of this Credit Agreement. Each such notice must be received by Administrative Agent not later than 1:00 p.m. at least: (i) three (3) Business Days prior to the requested date of any Borrowing of, conversion to or continuation of LIBOR Rate Loans or of any conversion of LIBOR Rate Loans to Alternate Base Rate Loans; (ii) 10:00 a.m. at least three (3) Business Days (or four (4), in the case of borrowing of Loans denominated in Special Notice Currencies) prior to the requested date of any Borrowing of, conversion to or continuation of Loans denominated in Alternative Currencies; and (iii) 1:00 37 LEGAL_US_E # 149279255.8

p.m. one (1) Business Day prior to the requested date of any Borrowing of Alternate Base Rate Loans. Each telephonic notice by the Borrower pursuant to this Section 2.03(a) must be confirmed promptly by delivery to Administrative Agent of a written Loan Notice, appropriately completed and signed by a Responsible Officer of Borrower. Each Loan Notice (whether telephonic or written) shall specify: (A) whether the Borrower is requesting a Borrowing, a conversion of Loans from one Type of Loan to the other, or a continuation of LIBOR Rate Loans; (B) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be a Business Day); (C) the principal amount of Loans to be borrowed, converted or continued; (D) the Type of Loans to be borrowed or to which existing Loans are to be converted; (E) if applicable, the duration of the Interest Period with respect thereto; (F) the currency of the Loans to be borrowed; and (G) to which account the proceeds of such Borrowing, conversion or continuation should be directed. If the Borrower fails to specify a currency in a Loan Notice requesting a Borrowing, then the Loans so requested shall be made in Dollars. If the Borrower fails to specify a Type of Loan in a Loan Notice or if the Borrower fails to give a timely notice requesting a conversion or continuation, then the applicable Loans shall be made as, or converted to, LIBOR Rate Loans; provided, however, no Loan may be converted into or continued as a Loan denominated in a different currency, but instead must be prepaid in the original currency of such Loan and reborrowed in the other currency. Any such automatic conversion to LIBOR Rate Loans shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Alternate Base Rate Loans, it being understood that the Borrower may cause any Alternate Base Rate Loans to be converted to LIBOR Rate Loans at the end of an Interest Period upon three (3) Business Days prior written notice, and subject to the requirements set forth in this Agreement. Each Loan Notice submitted by the Borrower shall be deemed to be a representation and warranty that the conditions specified in Sections Error! Reference source not found. and Error! Reference source not found. have been satisfied on and as of the date of the applicable Borrowing, conversion or continuation. Notwithstanding any term to the contrary contained herein, only Loans denominated in Dollars may be converted to Alternate Base Rate Loans. (b) Additional Certification to be Submitted with Request for Borrowing. (i) Together with each Request for Borrowing, the Borrower shall deliver: (A) a Borrowing Base Certificate, and (B) a certification stating that the Borrower has not delivered a Plan Asset Notice to any Investor nor has the Borrower received from an Investor a Plan Asset Opinion. (c) Administrative Agent Notification of the Lenders. Following receipt of a Loan Notice, the Administrative Agent shall promptly notify each Lender of the amount of its Pro Rata Share of the applicable Loans, and if no timely notice of a conversion or continuation is provided by the Borrower, Administrative Agent shall notify each Lender of the details of any automatic conversion to Alternate Base Rate Loans or continuation of Loans denominated in a currency other than Dollars described in the preceding subsection (a). (d) Tranches; Obligation to Fund. Notwithstanding anything to the contrary contained herein, (i) the Borrower shall not have the right to have more than twenty (20) LIBOR Rate Loans in the aggregate outstanding hereunder at any one time during the Availability Period, nor shall any Lender be obligated to fund any Loan if the interest rate applicable thereto under Section 2.06(a) hereof would exceed the Maximum Rate in effect with respect to such Loan, and (ii) all Borrowings in an Alternative Currency must be a LIBOR Rate Loan. (e) Continuations and Conversions of LIBOR Rate Loans. Except as otherwise provided herein, a LIBOR Rate Loan may be continued or converted only on the last day of an 38 LEGAL_US_E # 149279255.8

Interest Period for such LIBOR Rate Loan. During the existence of a Potential Default or an Event of Default, no Loans may be requested as or converted to LIBOR Rate Loans (whether in Dollars or any Alternative Currency) without the consent of the Required Lenders, and the Required Lenders may demand that any or all of the then outstanding LIBOR Rate Loans denominated in an Alternative Currency be prepaid, or redenominated into Dollars in the amount of the Dollar Equivalent thereof, on the last day of the then current Interest Period with respect thereto. During the existence of an Event of Default, no Loans may be continued as LIBOR Rate Loans (whether in Dollars or any Alternative Currency) without the consent of the Required Lenders. 2.04 Minimum Loan Amounts. Each Borrowing of, conversion to or continuation of LIBOR Rate Loans shall be in a principal amount that is an integral multiple of $100,000 and not less than $500,000, and each Borrowing of, conversion to or continuation of Alternate Base Rate Loans shall be in an amount that is an integral multiple of $100,000 and not less than $500,000. 2.05 Funding. (a) Funding by the Lenders; Presumption by the Administrative Agent. Each Lender shall make the proceeds of its Pro Rata Share of each Borrowing available to the Administrative Agent at the Administrative Agent’s Office for the applicable currency for the account of the Borrower no later than 12:00 p.m. in the case of any Loan denominated in Dollars, and not later than the Applicable Time specified by Administrative Agent in the case of any Loan in an Alternative Currency, in each case on the borrowing date in Same Day Funds, and upon fulfillment of all applicable conditions set forth herein, the Administrative Agent shall promptly deposit such proceeds in Same Day Funds in the Borrower’s account at the Administrative Agent specified in the Loan Notice, or, if requested by the Borrower in the Loan Notice, shall wire transfer such funds as requested. The failure of any Lender to advance the proceeds of its Pro Rata Share of any Borrowing required to be advanced hereunder shall not relieve any other Lender of its obligation to advance the proceeds of its Pro Rata Share of any Borrowing required to be advanced hereunder. Absent contrary written notice from a Lender, the Administrative Agent may assume that each Lender has made its Pro Rata Share of the requested Borrowing available to the Administrative Agent on the applicable borrowing date and in the applicable currency, and the Administrative Agent may, in reliance upon such assumption (but is not required to), make available to the Borrower a corresponding amount. If prior to 5:00 p.m. on the date that is two (2) London Business Days prior to the funding of a Borrowing or the applicable L/C Credit Extension to be made pursuant to Section 2.08(c)(ii), a Lender notifies the Administrative Agent that either (i) any Alternative Currency requested is not readily available to it in the amount required and/or (ii) compliance with its obligation to participate in a Borrowing or L/C Credit Extension to be made pursuant to Section 2.08(c)(ii) in the proposed Alternative Currency would contravene a law or regulation applicable to it, then any Lender that gives notice pursuant to this Section 2.05(a) will be required to participate in the Loan in Dollars and such Lender’s share of the Loan shall be funded to the account of the Letter of Credit Issuer at the Administrative Agent’s Office in Dollars (in an amount equal to that Lender’s Pro Rata Share of such Loan, or in respect of a continuation, an amount equal to that Lender’s Pro Rata Share of the continuation that is due to be made) and its participation will be treated as a separate Loan denominated in Dollars during that Interest Period. (b) Failure of Lender to Fund. If a Lender fails to make its Pro Rata Share of any requested Borrowing available to the Administrative Agent on the applicable borrowing date, then the Administrative Agent may recover the applicable amount on demand: (a) from such Lender, together with interest at the greater of the Overnight Rate and a rate determined by the 39 LEGAL_US_E # 149279255.8

Administrative Agent in accordance with banking industry rules on interbank compensation, for the period commencing on the date the amount was made available to the Borrower by the Administrative Agent and ending on (but excluding) the date the Administrative Agent recovers the amount from such Lender; or (b) if Lender fails to pay its amount upon the Administrative Agent’s demand, then from the Borrower no later than the Required Payment Time; together with interest at a rate per annum equal to the rate applicable to the requested Borrowing for the period commencing on the borrowing date and ending on (but excluding) the date the Administrative Agent recovers the amount from the Borrower. Any payment by the Borrower shall be without prejudice to any claim the Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent. (c) Obligations of the Lenders Several. The liabilities and obligations of each Lender hereunder shall be several and not joint, and neither the Administrative Agent nor any Lender shall be responsible for the performance by any other Lender of its obligations hereunder. Each Lender hereunder shall be liable to the Borrower only for the amount of its respective Commitment. 2.06 Interest. (a) Interest Rate. Subject to the provisions of clause (b) below: (i) each LIBOR Rate Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the LIBOR Rate for such Interest Period; and (ii) each Alternate Base Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Alternate Base Rate. (b) Default Rate. (i) If any amount of principal of the Obligations is not paid when due (without regard to any applicable grace periods), then (in lieu of the interest rate provided in Section 2.06(a) above) such amount shall bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate; (ii) if any amount (other than principal of the Obligations) payable by the Borrower under any Loan Document is not paid when due (without regard to any applicable grace periods), whether at stated maturity, by acceleration or otherwise, then upon the request of the Required Lenders (in lieu of the interest rate provided in Section 2.06(a) above), such amount shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the Alternate Base Rate in effect on such day plus two percent (2%); and (iii) upon the request of Required Lenders, while any Event of Default exists, then (in lieu of the interest rate provided in Section 2.06(a) above) the principal amount of the Obligations shall bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate, from the date of the occurrence of such Event of Default until such Event of Default is cured or is waived. 2.07 Determination of Rate. Each change in the rate of interest for any Borrowing shall become effective, without prior notice to the Borrower, automatically as of the opening of business of the Administrative Agent on the date of said change. The Administrative Agent shall promptly notify the Borrower and the Lenders of the interest rate applicable to any Interest Period for LIBOR Rate Loans upon determination of such interest rate. The determination of the LIBOR Rate by the Administrative Agent shall be conclusive in the absence of manifest error. At any time that Alternate Base Rate Loans are outstanding, the Administrative Agent shall notify the Borrower and the Lenders of any change in the Prime Rate used in determining the Alternate Base Rate promptly following the public announcement of such change. 2.08 Letters of Credit. 40 LEGAL_US_E # 149279255.8

(a) Letter of Credit Commitment. (i) Subject to the terms and conditions hereof, on any Business Day during the Availability Period: (A) the Letter of Credit Issuer agrees, in reliance upon the agreements of the Lenders set forth in this Section 2.08: (1) from time to time on any Business Day during the period from the Closing Date until the Letter of Credit Expiration Date, to issue Letters of Credit for the account of the Borrower, in aggregate face amounts that shall be not less than $500,000.00 as the Borrower may request (except to the extent a lesser amount is requested by the Borrower and agreed by Administrative Agent and the Letter of Credit Issuer), and to amend or extend Letters of Credit previously issued by it; and (2) to honor drawings under the Letters of Credit; and (B) Lenders severally agree to participate in Letters of Credit issued for the account of the Borrower and any drawings thereunder; provided, however, that after giving effect to any L/C Borrowing with respect to any Letter of Credit: (1) the Principal Obligation will not exceed the Available Commitment; and (2) the Letter of Credit Liability will not exceed the Letter of Credit Sublimit. Within the foregoing limits, and subject to the terms and conditions hereof, the Borrower’s ability to obtain Letters of Credit shall be fully revolving, and accordingly the Borrower may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit that have expired or that have been drawn upon and reimbursed. The Letter of Credit Issuer shall have the right to approve the form of Letter of Credit requested. (ii) The Letter of Credit Issuer shall not issue any Letter of Credit, if: (A) subject to Section 2.08(b)(iii), the expiry date of such Letter of Credit would occur more than twelve (12) months after the date of issuance or last extension, unless the Letter of Credit Issuer has approved such expiry date in its sole discretion; or (B) the expiry date of such Letter of Credit would occur after the Letter of Credit Expiration Date, without the consent of all Lenders. (iii) The Letter of Credit Issuer shall be under no obligation to issue any Letter of Credit if: (A) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain the Letter of Credit Issuer from issuing such Letter of Credit, or any Law applicable to the Letter of Credit Issuer or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the Letter of Credit Issuer shall prohibit, or request that the Letter of Credit Issuer refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon the Letter of Credit Issuer with respect to such Letter of Credit any restriction, reserve or capital requirement (for which the Letter of Credit Issuer is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon the Letter of Credit Issuer any unreimbursed loss, cost or expense which was not applicable on the Closing Date and which the Letter of Credit Issuer in good faith deems material to it (for which the Letter of Credit Issuer is not otherwise compensated hereunder); (B) the issuance of such Letter of Credit would violate any Laws or one or more policies of the Letter of Credit Issuer; (C) such Letter of Credit is to be denominated in a currency other than Dollars or an Alternative Currency; (D) such Letter of Credit contains any provisions for automatic reinstatement of the stated amount after any drawing thereunder; (E) such Letter of Credit contains any provisions that permit a drawing on less than four (4) Business Days’ prior written notice for any Letter of Credit denominated in an Alternative Currency; or (F) any Lender is at such time a Defaulting Lender hereunder, unless the Letter of Credit Issuer has entered 41 LEGAL_US_E # 149279255.8 into satisfactory arrangements with the Borrower or such Lender to eliminate the Letter of Credit Issuer’s risk with respect to such Defaulting Lender. (iv) The Letter of Credit Issuer shall be under no obligation to amend any Letter of Credit if: (A) the Letter of Credit Issuer would have no obligation at such time to issue such Letter of Credit in its amended form under the terms hereof; or (B) the beneficiary of such Letter of Credit does not accept the proposed amendment to such Letter of Credit. (v) The Letter of Credit Issuer shall act on behalf of Lenders with respect to any Letters of Credit issued by it and the documents associated therewith, and the Letter of Credit Issuer shall have all of the benefits and immunities: (A) provided to the Administrative Agent in Section 12 with respect to any acts taken or omissions suffered by Letter of Credit Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and Issuer Documents pertaining to such Letters of Credit as fully as if the term “Administrative Agent” as used in Section 12 included Letter of Credit Issuer with respect to such acts or omissions; and (B) as additionally provided herein with respect to Letter of Credit Issuer. (b) Procedures for Issuance and Amendment of Letters of Credit; Auto- Extension Letters of Credit. (i) Each Letter of Credit shall be issued or amended, as the case may be, upon the request of the Borrower delivered to the Letter of Credit Issuer (with a copy to Administrative Agent) in the form of a Request for Letter of Credit, appropriately completed and signed by a Responsible Officer of Borrower. Such Request for Borrowing must be received by the Letter of Credit Issuer and Administrative Agent not later than (x) 11:00 a.m. at least two (2) Business Days prior to the proposed issuance date or date of amendment, as the case may be, of any Letter of Credit (or such later date and time as Administrative Agent and the Letter of Credit Issuer may agree in a particular instance in their sole discretion), and (y) 11:00 a.m. at least ten (10) Business Days prior to the proposed issuance date or date of amendment, as the case may be, of any Letter of Credit (or such later date and time as Administrative Agent and the Letter of Credit Issuer may agree in a particular instance in their sole discretion) denominated in an Alternative Currency. In the case of a request for an initial issuance of a Letter of Credit, such Request for Borrowing shall specify in form and detail satisfactory to the Letter of Credit Issuer: (A) the proposed issuance date of the requested Letter of Credit (which shall be a Business Day); (B) the amount and the applicable currency thereof; (C) the expiry date thereof; (D) the name and address of the beneficiary thereof; (E) the documents to be presented by such beneficiary in case of any drawing thereunder; (F) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder; and (G) such other matters as the Letter of Credit Issuer may reasonably require. In the case of a request for an amendment of any outstanding Letter of Credit, the related Letter of Credit Application shall specify in form and detail satisfactory to the Letter of Credit Issuer: (1) the Letter of Credit to be amended; (2) the proposed date of amendment thereof (which shall be a Business Day); (3) the nature of the proposed amendment; and (4) such other matters as the Letter of Credit Issuer may reasonably require. Additionally, the Borrower shall furnish to the Letter of Credit Issuer and Administrative Agent such other documents and information pertaining to such requested Letter of Credit issuance or amendment, including any Issuer Documents, as the Letter of Credit Issuer or Administrative Agent may reasonably require. 42 LEGAL_US_E # 149279255.8

(ii) Promptly after receipt of any Letter of Credit Application, the Letter of Credit Issuer will confirm with Administrative Agent (by telephone or in writing) that Administrative Agent has received a copy of such Letter of Credit Application from the Borrower and, if not, the Letter of Credit Issuer will provide Administrative Agent with a copy thereof. Unless the Letter of Credit Issuer has received written notice from any Lender, Administrative Agent or the Borrower, at least one (1) Business Day prior to the requested date of issuance or amendment of the applicable Letter of Credit, that one or more applicable conditions contained in Section 7 shall not then be satisfied, then, subject to the terms and conditions hereof, the Letter of Credit Issuer shall, on the requested date, issue a Letter of Credit for the account of the Borrower or enter into the applicable amendment, as the case may be, in each case in accordance with the Letter of Credit Issuer’s usual and customary business practices. Immediately upon the issuance of each Letter of Credit, each Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Letter of Credit Issuer a risk participation in such Letter of Credit in an amount equal to the product of such Lender’s Pro Rata Share times the amount of such Letter of Credit. Upon the occurrence of the Maturity Date and the full and final payment of the Obligations, other than Letter of Credit Liability for which Cash Collateral has been provided, the risk participation of each Lender shall terminate; and the Issuer Documents, rather than this Credit Agreement, shall govern the rights and obligations of Administrative Agent, Letter of Credit Issuer and the Borrower with respect to such Letter of Credit Liability. (iii) If the Borrower so requests in any applicable Letter of Credit Application, the Letter of Credit Issuer may, in its sole and absolute discretion, agree to issue a Letter of Credit that has automatic extension provisions (each, an “Auto- Extension Letter of Credit”); provided that any such Auto-Extension Letter of Credit must permit the Letter of Credit Issuer to prevent any such extension at least once in each twelve-month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day (the “Non-Extension Notice Date”) in each such twelve-month period to be agreed upon at the time such Letter of Credit is issued. Unless otherwise directed by the Letter of Credit Issuer, the Borrower shall not be required to make a specific request to the Letter of Credit Issuer for any such extension. Once an Auto-Extension Letter of Credit has been issued, the Lenders shall be deemed to have authorized (but may not require) the Letter of Credit Issuer to permit the extension of such Letter of Credit at any time to an expiry date not later than the Letter of Credit Expiration Date; provided, however, that the Letter of Credit Issuer shall not permit any such extension if: (A) the Letter of Credit Issuer has determined that it would not be permitted, or would have no obligation, at such time to issue such Letter of Credit in its revised form (as extended) under the terms hereof (by reason of the provisions of clause (ii) or (iii) of Section 2.08(a) or otherwise); or (B) it has received notice (which may be by telephone or in writing) on or before the day that is five (5) Business Days before the Non-Extension Notice Date: (1) from Administrative Agent that the Required Lenders have elected not to permit such extension; or (2) from Administrative Agent, any Lender or the Borrower that one or more of the applicable conditions specified in Section 7.02 is not then satisfied, and in each such case directing the Letter of Credit Issuer not to permit such extension. (iv) Promptly after its delivery of any Letter of Credit or any amendment to a Letter of Credit to an advising bank with respect thereto or to the beneficiary thereof, the Letter of Credit Issuer will also deliver to the Borrower and Administrative Agent a true and complete copy of such Letter of Credit or amendment. 43 LEGAL_US_E # 149279255.8

(c) Drawings and Reimbursements; Funding of Participation. (i) Upon receipt from the beneficiary of any Letter of Credit of any notice of a drawing under such Letter of Credit, the Letter of Credit Issuer shall notify the Borrower and Administrative Agent thereof. Not later than 11:00 a.m. on the date of any payment by the Letter of Credit Issuer under a Letter of Credit (each such date, an “Honor Date”), the Borrower shall reimburse the Letter of Credit Issuer through Administrative Agent in an amount equal to the amount of such drawing. So long as the Unreimbursed Amount is repaid using the proceeds of an Alternate Base Rate Loan such failure to reimburse shall not be considered a default hereunder. If the Borrower fails to so reimburse the Letter of Credit Issuer by such time, Administrative Agent shall promptly notify each Lender of the Honor Date, the amount of the unreimbursed drawing (the “Unreimbursed Amount”), and the amount of such Lender’s Pro Rata Share thereof. In such event, the Borrower shall be deemed to have requested a Borrowing of Alternate Base Rate Loans to be disbursed on the Honor Date in an amount equal to the Unreimbursed Amount, without regard to the minimum and multiples specified in Section 2.04 for the principal amount of Alternate Base Rate Loans, but subject to the amount of the unutilized portion of the Available Commitment and the conditions set forth in Section 7.02 (other than the delivery of a Loan Notice). Any notice given by the Letter of Credit Issuer or Administrative Agent pursuant to this Section 2.08(c)(i) may be given by telephone if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice. Unless waived by the Letter of Credit Issuer, the Honor Date for any Letter of Credit issued in an Alternative Currency shall not be less than four (4) Business Days after notice of a drawing under such Letter of Credit is delivered to the Letter of Credit Issuer. (ii) Each Lender (including the Lender acting as Letter of Credit Issuer) shall upon any notice pursuant to Section 2.08(c)(i) make funds available to Administrative Agent for the account of the Letter of Credit Issuer at Administrative Agent’s Office in an amount equal to its Pro Rata Share of the Unreimbursed Amount not later than 1:00 p.m. on the Business Day specified in such notice by Administrative Agent, whereupon, subject to the provisions of Section 2.08(c)(iii), each Lender that so makes funds available shall be deemed to have made an Alternate Base Rate Loan to the Borrower in such amount. Administrative Agent shall remit the funds so received to the Letter of Credit Issuer. (iii) With respect to any Unreimbursed Amount that is not fully refinanced by a Borrowing of Alternate Base Rate Loans because the conditions set forth in Section 7.02 cannot be satisfied or for any other reason, the Borrower shall be deemed to have incurred from the Letter of Credit Issuer an L/C Borrowing in the amount of the Unreimbursed Amount that is not so refinanced, which L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the Default Rate. In such event, each Lender’s payment to Administrative Agent for the account of the Letter of Credit Issuer pursuant to Section 2.08(c)(i) shall be deemed payment in respect of its participation in such L/C Borrowing and shall constitute an L/C Advance from such Lender in satisfaction of its participation obligation under this Section 2.08. (iv) Until each Lender funds its Loan or L/C Advance pursuant to this Section 2.08(c) to reimburse the Letter of Credit Issuer for any amount drawn under any 44 LEGAL_US_E # 149279255.8

Letter of Credit, interest in respect of such Lender’s Pro Rata Share of such amount shall be solely for the account of the Letter of Credit Issuer. (v) Each Lender’s obligation to make Loans or L/C Advances to reimburse the Letter of Credit Issuer for amounts drawn under Letters of Credit, as contemplated by this Section 2.08(c), shall be absolute and unconditional and shall not be affected by any circumstance, including: (A) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against the Letter of Credit Issuer, the Borrower, or any other Person for any reason whatsoever; (B) the occurrence or continuance of a Potential Default or Event of Default; or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each Lender’s obligation to make Loans pursuant to this Section 2.08(c) is subject to the conditions set forth in Section 7.02 (other than delivery of a Loan Notice). No such making of an L/C Advance shall relieve or otherwise impair the obligation of the Borrower to reimburse the Letter of Credit Issuer for the amount of any payment made by the Letter of Credit Issuer under any Letter of Credit, together with interest as provided herein. (vi) If any Lender fails to make available to Administrative Agent for the account of the Letter of Credit Issuer any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.08(c) by the time specified in Section 2.08(c)(ii), then, without limiting the other provisions of this Credit Agreement, the Letter of Credit Issuer shall be entitled to recover from such Lender (acting through Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the Letter of Credit Issuer at a rate per annum equal to the Overnight Rate from time to time in effect. A certificate of the Letter of Credit Issuer submitted to any Lender (through Administrative Agent) with respect to any amounts owing under this clause (vi) shall be conclusive absent manifest error. (d) Repayment of Participations. (i) At any time after the Letter of Credit Issuer has made a payment under any Letter of Credit and has received from any Lender such Lender’s L/C Advance in respect of such payment in accordance with Section 2.08(c), if Administrative Agent receives for the account of the Letter of Credit Issuer any payment in respect of the related Unreimbursed Amount or interest thereon (whether directly from the Borrower or otherwise, including proceeds of cash collateral applied thereto by Administrative Agent), Administrative Agent will distribute to such Lender its Pro Rata Share thereof (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender’s L/C Advance was outstanding) in the same funds as those received by Administrative Agent. (ii) If any payment received by Administrative Agent for the account of the Letter of Credit Issuer pursuant to Section 2.08(c)(i) is required to be returned under any of the circumstances described in Section 13.04 (including pursuant to any settlement entered into by the Letter of Credit Issuer in its discretion), each Lender shall pay to Administrative Agent for the account of the Letter of Credit Issuer its Pro Rata Share thereof on demand of Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned by such Lender, at a rate per annum equal to the Overnight Rate from time to time in effect. 45 LEGAL_US_E # 149279255.8

(e) Obligations Absolute. The obligation of the Borrower to reimburse the Letter of Credit Issuer for each drawing under each Letter of Credit and to repay each L/C Borrowing shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Credit Agreement under all circumstances, including the following: (i) any lack of validity or enforceability of such Letter of Credit, this Credit Agreement, or any other Loan Document; (ii) the existence of any claim, counterclaim, set-off, defense or other right that the Borrower may have at any time against any beneficiary or any transferee of such Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the Letter of Credit Issuer or any other Person, whether in connection with this Credit Agreement, the transactions contemplated hereby or by such Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction; (iii) any draft, demand, certificate or other document presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit; (iv) any payment by the Letter of Credit Issuer under such Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit; or any payment made by the Letter of Credit Issuer under such Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in- possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including any arising in connection with any proceeding under any Debtor Relief Law; or (v) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Borrower (other than payment in full). The Borrower shall promptly examine a copy of each Letter of Credit and each amendment thereto that is delivered to it and, in the event of any claim of noncompliance with the Borrower’s instructions or other irregularity, the Borrower will immediately notify the Letter of Credit Issuer. The Borrower shall be conclusively deemed to have waived any such claim against the Letter of Credit Issuer and its correspondents unless such notice is given as aforesaid. (f) Role of Letter of Credit Issuer. Each Lender and the Borrower agree that, in paying any drawing under a Letter of Credit, the Letter of Credit Issuer shall not have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document. None of the Letter of Credit Issuer, any Agent-Related Person nor any of the respective correspondents, participants or assignees of the Letter of Credit Issuer shall be liable to any Lender for: (i) any action taken or omitted in connection herewith at the request or with the approval of the Lenders or the Required Lenders, as applicable; (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or (iii) the due execution, effectiveness, validity or enforceability of any document or instrument related to any Letter of Credit or related 46 LEGAL_US_E # 149279255.8

Letter of Credit Application. The Borrower hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided, however, that this assumption is not intended to, and shall not, preclude the Borrower’s pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement. None of the Letter of Credit Issuer, any Agent-Related Person, nor any of the respective correspondents, participants or assignees of the Letter of Credit Issuer, shall be liable or responsible for any of the matters described in clauses (i) through (v) of Section 2.08(e); provided, however, that anything in such clauses to the contrary notwithstanding, the Borrower may have a claim against the Letter of Credit Issuer, and the Letter of Credit Issuer may be liable to the Borrower, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by the Borrower which the Borrower proves were caused by the Letter of Credit Issuer’s gross negligence or willful misconduct or the Letter of Credit Issuer’s willful failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit. In furtherance and not in limitation of the foregoing, the Letter of Credit Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and the Letter of Credit Issuer shall not be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason. (g) Cash Collateral. Upon the request of Administrative Agent: (x) if the Letter of Credit Issuer has honored any full or partial drawing request under any Letter of Credit and such drawing has resulted in an L/C Borrowing; or (y) if, as of the Letter of Credit Expiration Date, any Letter of Credit for any reason remains outstanding and partially or wholly undrawn, the Borrower shall immediately Cash Collateralize the then-outstanding amount of the Letter of Credit Liability (determined as of the date of such L/C Borrowing or the Letter of Credit Expiration Date, as the case may be). Sections 2.01(c)(xviii) and 3.06 set forth certain additional requirements to deliver cash collateral hereunder. The Borrower hereby grants to Administrative Agent, for the benefit of the Letter of Credit Issuer and the Lenders, a security interest in all such cash, deposit accounts and all balances therein and all proceeds of the foregoing. All Cash Collateral (other than credit support not constituting funds subject to deposit) shall be maintained in blocked, interest bearing deposit accounts at SMBC (provided that: (A) any interest accrued on any such deposit account shall be payable to the Borrower only upon the full and final payment of the Obligations; and (B) upon the occurrence of an Event of Default, any such interest accrued to the date thereof shall be applied in the sole and absolute discretion of Administrative Agent). The Borrower, and to the extent provided by any Lender, such Lender, hereby grants to (and subjects to the control of) Administrative Agent, for the benefit of Administrative Agent, the Letter of Credit Issuer and the Lenders, and agrees to maintain, a first priority security interest in all such cash, deposit accounts and all balances therein, and all other property so provided as collateral pursuant hereto, and in all proceeds of the foregoing, all as security for the obligations to which such Cash Collateral may be applied pursuant to this Section 2.08(g). If at any time Administrative Agent determines that Cash Collateral is subject to any right or claim of any Person other than Administrative Agent as herein provided, or that the total amount of such Cash Collateral is less than the applicable Fronting Exposure and other obligations secured thereby, the Borrower or the relevant Defaulting Lender will, promptly (but in no event later than (i) two (2) Business Days, to the extent funds are available in the Collateral Accounts or another account maintained by Borrower and (ii) fifteen (15) Business Days to the extent that it is necessary for the Borrower to issue Capital Call Notices (and the Borrower shall issue such Capital Call Notices during such time)) upon demand by Administrative Agent, pay or provide to Administrative Agent additional Cash Collateral in an amount sufficient to eliminate such 47 LEGAL_US_E # 149279255.8 deficiency. Notwithstanding anything to the contrary contained in this Credit Agreement, Cash Collateral provided under any of this Section 2.08 or Sections 2.01, 3.05, 3.06 or 11.02 in respect of Letters of Credit shall be held and applied to the satisfaction of the specific Letter of Credit Liability, obligations to fund participations therein (including, as to Cash Collateral provided by a Defaulting Lender, any interest accrued on such obligation) and other obligations for which the Cash Collateral was so provided, prior to any other application of such property as may be provided for herein. (h) Conflict with Issuer Documents. In the event of any conflict between the terms hereof and the terms of any Issuer Documents, the terms hereof shall control. (i) Applicability of ISP98. Unless otherwise expressly agreed by the Letter of Credit Issuer and the Borrower when a Letter of Credit is issued the rules of the ISP shall apply to each standby Letter of Credit. 2.09 [Reserved]. 2.10 Use of Proceeds and Letters of Credit. The proceeds of the Loans shall be used solely for the purposes permitted under the applicable Operative Documents. Neither the Lenders nor Administrative Agent shall have any liability, obligation, or responsibility whatsoever with respect to the Borrower’s use of the proceeds of the Loans, and neither the Lenders nor Administrative Agent shall be obligated to determine whether or not the Borrower’s use of the proceeds of the Loans are for purposes permitted under the applicable Operative Documents. Nothing, including, without limitation, any Borrowing, any conversion or continuation thereof, or any issuance of any Letter of Credit, or acceptance of any other document or instrument, shall be construed as a representation or warranty, express or implied, to any party by the Lenders or the Administrative Agent as to whether any investment by the Borrower is permitted by the terms of the applicable Operative Documents. Borrower agrees to respond promptly to any reasonable requests for information related to its use of Loan and Letter of Credit proceeds to the extent required by any Lender in connection with such Lender’s determination of its compliance with Section 23A of the Federal Reserve Act (12 U.S.C. §371c) and the Federal Reserve Board’s Regulation W (12 C.F.R. Part 223). No Borrower shall to its actual knowledge use the proceeds of any Borrowing hereunder to purchase securities from any Lender or any Affiliate thereof. In connection with each Request for Borrowing hereunder, the requesting Borrower shall be deemed to have represented and warranted to the Administrative Agent on the date of such Borrowing that, to its actual knowledge, as of the date of the requested Borrowing, the proceeds of such Borrowing will not be used by such Borrower to, directly or indirectly, either (x) purchase securities issued by any Lender or Affiliate thereof or (y) invest in any fund sponsored by a Lender or Affiliate thereof. 2.11 Unused Commitment Fee. In addition to the payments provided for in Section 3 hereof, the Borrower shall pay to the Administrative Agent, for the account of each Lender, according to its Pro Rata Share, an unused commitment fee on the daily amount of the Maximum Commitment which exceeds the Principal Obligations during the immediately preceding calendar quarter, at the rate of twenty-five (25) basis points (0.25%) per annum, calculated daily and payable in arrears on the first Business Day of each calendar quarter for the preceding calendar quarter. The Borrower and the Lenders acknowledge and agree that the unused commitment fees payable hereunder are bona fide unused commitment fees and are intended as reasonable compensation to the Lenders for committing to make funds available to the Borrower as described herein and for no other purposes. 2.12 Administrative Agent Fees. The Borrower shall pay to Administrative Agent fees in consideration of the arrangement of the Commitments and administration of this Credit Agreement, which 48 LEGAL_US_E # 149279255.8 fees shall be payable in amounts and on the dates agreed to between the Borrower and Administrative Agent in a separate fee letter agreement. 2.13 Letter of Credit Fees. (a) Letter of Credit Fee. The Borrower shall pay to Administrative Agent for the account of each Lender in accordance with its Pro Rata Share, a fee for each Letter of Credit equal to the Applicable Margin per annum times the daily amount available to be drawn under such Letter of Credit. Such fee shall be: (i) due and payable in quarterly installments in arrears on the first Business Day of each calendar quarter for the preceding calendar quarter, commencing on the first such date to occur after the issuance of any Letter of Credit, on the Maturity Date, and thereafter (if applicable) on demand; and (ii) computed quarterly in arrears. For purposes of computing the daily amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.04. Notwithstanding anything to the contrary contained herein, upon the request of the Required Lenders, while any Event of Default exists, such fee shall accrue at the Default Rate. (b) Fronting Fee and Administrative Charges. The Borrower shall pay to the Letter of Credit Issuer, for its own account: (i) in consideration of the issuance and fronting of Letters of Credit, a fronting fee with respect to each Letter of Credit, at a rate equal to 0.125% per annum, computed on the daily amount available to be drawn under such Letter of Credit on a quarterly basis in arrears; provided, that, fronting fee shall be waived if SMBC is the only Lender hereunder; and (ii) Letter of Credit Issuer’s customary administrative charges related to the issuance, amendment or drawing of Letters of Credit and such customary charges are due and payable on demand at the time of issuance, amendment or draw, as applicable, and are nonrefundable. Such fronting fee shall be due and payable on the tenth Business Day after the end of each March, June, September and December in respect of the most recently-ended quarterly period (or portion thereof, in the case of the first payment), commencing with the first such date to occur after the issuance of such Letter of Credit, on the Maturity Date and thereafter (if applicable) on demand. For purposes of computing the daily amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.04. In addition, the Borrower shall pay directly to the Letter of Credit Issuer for their own account the customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of the Letter of Credit Issuer relating to letters of credit as from time to time in effect. Such customary fees and standard costs and charges are due and payable on demand and are nonrefundable. 2.14 Computation of Interest and Fees. All computations of interest for Alternate Base Rate Loans when the Alternate Base Rate is determined by the Prime Rate shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365-day year) or, in the case of interest in respect of Loans denominated in Alternative Currencies as to which market practice differs from the foregoing, in accordance with such market practice. Interest shall accrue on each Loan from and including the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid, provided that any Loan that is repaid on the same day on which it is made shall, subject to Section 3.04 bear interest for one day. 2.15 Extension of Stated Maturity Date. 49 LEGAL_US_E # 149279255.8

(a) The Borrower may extend the initial Stated Maturity Date for one (1) additional period of not less than six (6) months, but no more than twelve (12) months, upon the satisfaction of the following conditions: (i) Approval. Administrative Agent and each of the Lenders shall consent in writing to such extension in their sole discretion. If a Lender does not consent to such extension, its Commitment will not be extended. Such Commitment will be re-allocated among those Lenders that consent to such extension, subject to the consent of such Lenders, at the discretion of the Administrative Agent and Borrower. (ii) Facility Extension Request. The Borrower shall deliver a Facility Extension Request no earlier than the date which is ninety (90) days prior to the Stated Maturity Date and no later than the date which is thirty (30) days prior to Stated Maturity Date (or such shorter period agreed to by the Administrative Agent in writing). (iii) No Default. No Potential Default or Event of Default shall have occurred and be continuing at the time the Facility Extension Request is delivered or as of the date of the proposed extension, or would result from the extension of the Stated Maturity Date. (iv) Representations and Warranties. The representations and warranties contained in Section 8 and in the other Loan Documents shall be true and correct in all material respects (without duplication of the qualification effected by the phrase “in all material respects” or “in any material respect” or similar phrases in respect of such representations and warranties) as of the date of the delivery of the Facility Extension Request and the Stated Maturity Date then in effect; except to the extent that such representations and warranties specifically refer to any earlier date, in which case they shall be true and correct as of such earlier date. (v) Facility Extension Fee. The Borrower shall have paid, on or prior to the effective date of the extension of the Stated Maturity Date then in effect, the Facility Extension Fee. (b) Upon fulfillment of the conditions in Section 2.16(a), the Administrative Agent shall promptly notify the Borrower and each Lender of such fulfillment, which shall set forth the extended Stated Maturity Date. The Borrower’s and Lenders’ acknowledgment of receipt of such notification shall evidence such extension and no further amendment or instrument shall be required by the parties hereto in order to evidence such extension. 2.16 Increase in the Maximum Commitment. (a) Subject to the internal credit approval of the Administrative Agent and the written consent of each Lender, the Administrative Agent shall, at the request of Borrower, increase the Maximum Commitment to the amount requested by Borrower by (x) admitting Eligible Assignee as additional lenders hereunder (each, a “Subsequent Lender”); or (y) increasing the Commitment of any Lender (each such Lender, an “Increasing Lender”), subject to the following conditions and Section 2.16(b): (i) Borrower shall have delivered to the Administrative Agent a Facility Increase Request no later than fifteen (15) Business Days prior to the date of the requested increase; 50 LEGAL_US_E # 149279255.8

(ii) Borrower shall, to the extent requested by such Lender as applicable, execute (x) a new Note payable to each Subsequent Lender, or (y) a replacement Note payable to each Increasing Lender; (iii) Sufficient Available Commitment generated from Unfunded Commitments of Included Investors exists to permit Borrower to borrow up to the Maximum Commitment after giving effect to such increased Maximum Commitment; (iv) After giving effect to (x) the increase in the Commitment of each Increasing Lender, and (y) the addition to the aggregate amount of the Commitments of each Subsequent Lender, the Maximum Commitment will not exceed $200,000,000; (v) The increase in the aggregate amount of the Lenders’ Commitments (in the aggregate) shall be in the minimum amount of $10,000,000; (vi) No Event of Default or Potential Default has occurred and is continuing or would result from such increase in the Lenders’ Commitments; (vii) As of the date of such increase, the representations and warranties contained in this Credit Agreement and the other Loan Documents shall be true and correct in all material respects, with the same force and effect as if made on and as of such date; except to the extent that such representations and warranties specifically refer to any earlier date, in which case they shall be true and correct as of such earlier date and except that for the purposes of this Section 2.16(a)(vii), the representations and warranties contained in Section 8 of this Credit Agreement shall be deemed to refer to the most recent financial statements furnished pursuant to clauses (a) and (b), respectively, of Section 9; and (viii) The Borrower shall pay (at the time of the effectiveness of such increase) the Facility Increase Fee. (b) Notwithstanding anything else in the foregoing, (i) no admission of a Subsequent Lender shall increase the Commitment of any existing Lender without such existing Lender’s consent, and (ii) no Lender shall become an Increasing Lender without such Lender’s consent. (c) If the Lenders deem it advisable in their sole discretion, Borrower and each Lender agrees to execute an amendment to this Credit Agreement, in form and substance reasonably acceptable to each of the Lenders and the Borrower, to document an increase in the Maximum Commitment pursuant to this Section 2.16(c). In connection with any such increase of the Maximum Commitment, the Administrative Agent shall cause each Subsequent Lender to execute a joinder to this Credit Agreement in a form acceptable to the Administrative Agent, which may include the execution of a signature page to this Credit Agreement. (d) If the Maximum Commitment is increased in accordance with this Section 2.16, the Administrative Agent and the Borrower shall determine the effective date (the “Increase Effective Date”) and the final allocation of such increase. Administrative Agent shall promptly notify Borrower and the Lenders of the Increase Effective Date and the final allocation of such increase. 2.17 Defaulting Lender. 51 LEGAL_US_E # 149279255.8

(a) Defaulting Lender Adjustments. Notwithstanding anything to the contrary contained in this Credit Agreement, if any Lender becomes a Defaulting Lender, then, until such time as such Lender is no longer a Defaulting Lender, to the extent permitted by Applicable Law: (i) Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definition of Required Lenders and Section 13.01. (ii) Defaulting Lender Waterfall. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Section 11 or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 13.02 shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to any Letter of Credit Issuer hereunder; third, to Cash Collateralize the Letter of Credit Issuer’s Fronting Exposure with respect to such Defaulting Lender in accordance with Section 2.08(g); fourth, as the Borrower may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the Borrower, to be held in a deposit account and released pro rata in order to (x) satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement and (y) Cash Collateralize the Letter of Credit Issuer’s future Fronting Exposure with respect to such Defaulting Lender with respect to future Letters of Credit issued under this Agreement, in accordance with Section 2.08(g); sixth, to the payment of any amounts owing to the Lenders or the Letter of Credit Issuer as a result of any judgment of a court of competent jurisdiction obtained by any Lender or the Letter of Credit Issuer against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and eighth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans or L/C Borrowing in respect of which such Defaulting Lender has not fully funded its appropriate share, and (y) such Loans were made or the related Letters of Credit were issued at a time when the conditions set forth in Section 7.02 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and L/C Borrowings owed to, all non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or L/C Borrowings owed to, such Defaulting Lender until such time as all Loans and funded and unfunded participations in L/C Borrowings are held by the Lenders pro rata in accordance with the Commitments without giving effect to clause (iv) below. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to this Section shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto. (iii) Commitment and L/C Fees. (A) No Defaulting Lender shall be entitled to receive any unused commitment fee pursuant to Section 2.11 for any period during 52 LEGAL_US_E # 149279255.8 which that Lender is a Defaulting Lender (and the Borrower shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender). (A) Each Defaulting Lender shall be entitled to receive fees set forth in Section 2.13(a) for any period during which that Lender is a Defaulting Lender only to the extent allocable to its Pro Rata Share of the stated amount of Letters of Credit for which it has provided Cash Collateral pursuant to Section 2.08(g). (B) With respect to any fee not required to be paid to any Defaulting Lender pursuant to clause (A) or (B) above, the Borrower shall (x) pay to each non-Defaulting Lender that portion of any such fee otherwise payable to such Defaulting Lender with respect to such Defaulting Lender’s participation in L/C Advances that has been reallocated to such non-Defaulting Lender pursuant to clause (iv) below, (y) pay to each Letter of Credit Issuer the amount of any such fee otherwise payable to such Defaulting Lender to the extent allocable to such Letter of Credit Issuer’s Fronting Exposure to such Defaulting Lender, and (z) not be required to pay the remaining amount of any such fee. (iv) Reallocation of Participations to Reduce Fronting Exposure. All or any part of such Defaulting Lender’s participation in L/C Advances shall be reallocated among the non-Defaulting Lenders in accordance with their respective Pro Rata Shares (calculated without regard to such Defaulting Lender’s Commitment) but only to the extent that such reallocation does not cause the sum of the aggregate L/C Advances plus Loans of any non-Defaulting Lender to exceed such non-Defaulting Lender’s Commitment. Subject to Section 13.26, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a non- Defaulting Lender as a result of such non-Defaulting Lender’s increased exposure following such reallocation. (v) Cash Collateral, Repayment of Swingline Loans. If the reallocation described in clause (iv) above cannot, or can only partially, be effected, the Borrower shall, without prejudice to any right or remedy available to it hereunder or under law, Cash Collateralize the Letter of Credit Issuer’s Fronting Exposure in accordance with the procedures set forth in Section 2.08(g). (b) Defaulting Lender Cure. If the Borrower, the Administrative Agent and each Letter of Credit Issuer agree in writing that a Lender is no longer a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any Cash Collateral), that Lender will, to the extent applicable, purchase at par that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Loans and funded and unfunded participations in Letters of Credit to be held pro rata by the Lenders in accordance with the Commitments (without giving effect to paragraph 2.17(a)(iv) above), whereupon, such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will 53 LEGAL_US_E # 149279255.8 constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. (c) New Letters of Credit. So long as any Lender is a Defaulting Lender, no Letter of Credit Issuer shall be required to issue, extend, increase, reinstate or renew any Letter of Credit unless it is satisfied that it will have no Fronting Exposure after giving effect thereto. 3. PAYMENT OF OBLIGATIONS. 3.01 Notes. The Loans to be made by the Lenders to the Borrower hereunder shall be evidenced by promissory notes of the Borrower. Each Note shall: (a) be in the amount of the applicable Lender’s Commitment; (b) be payable to such Lender at the principal office of the Administrative Agent; (c) bear interest in accordance with Section 2.06 hereof; (d) be in the form of Exhibit B attached hereto (with blanks appropriately completed in conformity herewith); and (e) be made by the Borrower. The Borrower agrees, from time to time, upon the request of the Administrative Agent or any affected Lender, to reissue new Notes, in accordance with the terms and in the form heretofore provided, to any Lender and any Assignee of such Lender in accordance with Section 13.12 hereof, in renewal of and substitution for the Note previously issued by the Borrower to the affected Lender. 3.02 Payment of Obligation. The principal amount of the Obligations outstanding on the Maturity Date, together with all accrued but unpaid interest thereon, shall be due and payable on the Maturity Date. 3.03 Payment of Interest. (a) Interest. Interest on each Borrowing and any portion thereof shall commence to accrue in accordance with the terms of this Credit Agreement and the other Loan Documents as of the date of the disbursal or wire transfer of such Borrowing by the Administrative Agent, consistent with the provisions of Section 2.06, notwithstanding whether the Borrower received the benefit of such Borrowing as of such date and even if such Borrowing is held in escrow pursuant to the terms of any escrow arrangement or agreement. When a Borrowing is disbursed by wire transfer pursuant to instructions received from the Borrower, then such Borrowing shall be considered made at the time of the transmission of the wire, in accordance with the Loan Notice, rather than the time of receipt thereof by the receiving bank. With regard to the repayment of the Loans, interest shall continue to accrue on any amount repaid until such time as the repayment has been received in federal or other Same Day Funds by the Administrative Agent. (b) Interest Payment Dates. Accrued and unpaid interest (i) on the Obligations shall be due and payable in arrears on each Interest Payment Date and on the Maturity Date and (ii) on any obligation of the Borrower hereunder on which the Borrower is in default shall be due and payable at any time and from time to time following such default upon demand by the Administrative Agent. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law. (c) Direct Disbursement. If, at any time, the Administrative Agent shall not have received on the date due, any payment of interest upon the Loans or any fee described herein, the Administrative Agent may direct the disbursement of funds from the Collateral Accounts to the Lenders, in accordance with the terms hereof, to the extent available therein for payment of any such amount. If, at any such time, the amount available in the Collateral Accounts is not 54 LEGAL_US_E # 149279255.8

sufficient for the full payment of such amounts due, the Administrative Agent may, without prior notice to or the consent of the Borrower, within the limits of the Available Commitment, disburse to the Lenders in Same Day Funds an amount equal to the interest or fee due to the Lenders, which disbursement shall be deemed to be an Alternate Base Rate Loan pursuant to Section 2.03 hereof, and the Borrower shall be deemed to have given to the Lenders in accordance with the terms and conditions of Section 2.03 a Loan Notice with respect thereto. 3.04 Payments of Obligation. (a) Payments Generally. All payments of principal of, and interest on, the Obligations under this Credit Agreement by the Borrower to or for the account of the Lenders, or any of them, shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff by the Borrower. Except as otherwise expressly provided herein and except with respect to principal of and interest on Loans denominated in an Alternative Currency, all payments by the Borrower hereunder shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the Administrative Agent’s Office in Dollars and in Same Day Funds not later than 2:00 p.m. on the date specified herein. Except as otherwise expressly provided herein, all payments by the Borrower hereunder with respect to principal and interest on Loans denominated in an Alternative Currency shall be made to Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the applicable Administrative Agent’s Office in such Alternative Currency and in Same Day Funds not later than the Applicable Time specified by Administrative Agent on the dates specified herein. Without limiting the generality of the foregoing, the Administrative Agent may require that any payments due under this Credit Agreement be made in the United States. If, for any reason, Borrower is prohibited by any Law from making any required payment hereunder in an Alternative Currency, Borrower shall make such payment in Dollars in the Dollar Equivalent of the Alternative Currency payment amount. Funds received by Administrative Agent: (i) after 2:00 p.m., in the case of payments in Dollars, or (ii) after the Applicable Time specified by Administrative Agent in the case of payments in an Alternative Currency, shall in each case be treated for all purposes as having been received by the Administrative Agent on the first Business Day next following receipt of such funds and any applicable interest or fees shall continue to accrue. Each Lender shall be entitled to receive its Pro Rata Share (or other applicable share as provided herein) of each payment received by the Administrative Agent hereunder for the account of the Lenders on the Obligations. Each payment received by the Administrative Agent hereunder for the account of a Lender shall be promptly distributed by the Administrative Agent to such Lender. If any payment to be made by the Borrower shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be. All payments made on the Obligations shall be credited in the manner specified by the Borrower, with the consent of the Administrative Agent or, if the Borrower has not so specified, then, to the extent of the amount thereof, in the following manner: (a) first, against all costs, expenses and other fees (including attorneys’ fees) arising under the terms hereof; (b) second, against the amount of interest accrued and unpaid on the Obligations as of the date of such payment; (c) third, against all principal due and owing on the Obligations as of the date of such payment; and (d) fourth, to all other amounts constituting any portion of the Obligations. (b) Payments by the Borrower; Presumptions by the Administrative Agent. Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower have made such payment on such date in accordance herewith and may, in reliance upon such 55 LEGAL_US_E # 149279255.8 assumption, distribute to the Lenders or the Letter of Credit Issuer, as the case may be, the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders or the Letter of Credit Issuer, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or the Letter of Credit Issuer, as the case may be, in Same Day Funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Overnight Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. A notice from Administrative Agent to any Lender or the Borrower with respect to any amount owing under this subsection (b) shall be conclusive, absent manifest error. 3.05 Voluntary Prepayments. The Borrower may, upon notice to the Administrative Agent, at any time or from time to time voluntarily prepay Loans in whole or in part without premium or penalty; provided that: (a) such notice must be received by the Administrative Agent not later than: (i) 11:00 a.m. (i) three (3) Business Days prior to any date of prepayment of LIBOR Rate Loans; (ii) three Business Days (or four, in the case of prepayment of Loans denominated in Special Notice Currencies) prior to any date of prepayment of LIBOR Rate Loans denominated in Alternative Currencies; or (iii) one (1) Business Day prior to any date of prepayment of Alternate Base Rate Loans; (b) any prepayment of LIBOR Rate Loans shall be in a principal amount of $1,000,000 or a whole multiple of $100,000 in excess thereof or, in each case, if less, the entire principal amount thereof then outstanding; (c) any prepayment of Alternate Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof or, in each case, if less, the entire principal amount thereof then outstanding; (d) the Borrower shall reimburse the Administrative Agent and any of the Lenders any breakage costs associated with such prepayment in the case of any prepayment of a LIBOR Rate Loan other than on the last day of the applicable Interest Period. Each such notice shall specify the date (which shall be a Business Day) and amount of such prepayment and the Type(s) of Loans to be prepaid. The Administrative Agent will promptly notify each Lender of its receipt of each such notice, and of the amount of such Lender’s Pro Rata Share of such prepayment. If such notice is given by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. Any prepayment of a LIBOR Rate Loan shall be accompanied by all accrued interest thereon, together with any additional amounts required pursuant to Section Error! Reference source not found. hereof. Each such prepayment shall be applied to the Obligations held by each Lender in accordance with its respective Pro Rata Share. 3.06 Reduction or Early Termination of Commitments. So long as no Request for Borrowing is outstanding, the Borrower may terminate the Commitments, or permanently reduce the Maximum Commitment, by giving prior irrevocable written notice to the Administrative Agent of such termination or reduction three (3) Business Days prior to the effective date of such termination or reduction (which date shall be specified by the Borrower in such notice): (i) (x) in the case of complete termination of the Commitments, upon prepayment of all of the outstanding Obligations, including, without limitation, all interest accrued thereon, in accordance with the terms of Section 3.05; or (y) in the case of a reduction of the Maximum Commitment, upon prepayment of the amount by which the Principal Obligation exceeds the reduced Available Commitment resulting from such reduction, including, without limitation, payment of all interest accrued thereon, in accordance with the terms of Section 3.05; provided, however, that, except in connection with a termination of the Commitments, the Maximum Commitment may not be reduced such that, upon such reduction, the Available Commitment is less than the aggregate face amount of outstanding Letters of Credit unless, prior to any such reduction, the Borrower has Cash Collateralized the then-outstanding amount by which the Letter of Credit Liability exceeds the Available Commitment, which Cash Collateralization shall be without presentment, demand, protest or any other notice of any kind, all of which are hereby waived; and (ii) in the case of the complete 56 LEGAL_US_E # 149279255.8 termination of the Commitments, if any Letter of Credit Liability exists, the Borrower shall immediately Cash Collateralize the then-outstanding amount of the Letter of Credit Liability, without presentment, demand, protest or any other notice of any kind, all of which are hereby waived. Unless otherwise required by law, upon the full and final payment of the Letter of Credit Liability, or the termination of all outstanding Letter of Credit Liability due to the expiration of all outstanding Letters of Credit prior to draws thereon, the Administrative Agent shall return to the Borrower any remaining amounts of such Cash Collateral, provided, however, that, so long as no Event of Default exists, to the extent individual Letters of Credit expire prior to draws thereon, the Administrative Agent will return to the Borrower the amount, if any, exceeding that required to Cash Collateralize any remaining Letter of Credit Liability. Notwithstanding the foregoing: (A) any reduction of the Maximum Commitment shall be in an amount equal to or greater than $5,000,000; and (B) in no event shall a reduction by the Borrower reduce the Maximum Commitment to $10,000,000 or less (except for a termination of all the Commitments). Promptly after receipt of any notice of reduction or termination, the Administrative Agent shall notify each Lender of the same. Any reduction of the Maximum Commitment shall be permanent and shall reduce the Commitments of the Lenders on a pro rata basis. 3.07 Lending Office. Each Lender may: (a) designate its principal office or a branch, subsidiary or Affiliate of such Lender as its Lending Office (and the office to whose accounts payments are to be credited) for any LIBOR Rate Loan; (b) designate its principal office or a branch, subsidiary or Affiliate as its Lending Office (and the office to whose accounts payments are to be credited) for any Alternate Base Rate Loan; and (c) change its Lending Office from time to time by notice to the Administrative Agent and the Borrower. In such event, such Lender shall continue to hold the Note, if any, evidencing its loans for the benefit and account of such branch, subsidiary or Affiliate. Each Lender shall be entitled to fund all or any portion of its Commitment in any manner it deems appropriate, consistent with the provisions of Section 2.05, but for the purposes of this Credit Agreement such Lender shall, regardless of such Lender’s actual means of funding, be deemed to have funded its Commitment in accordance with the Interest Option selected from time to time by the Borrower for such Borrowing period. 4. CHANGE IN CIRCUMSTANCES. 4.01 Taxes. (a) Any and all payments by or on account of any obligation of the Borrower hereunder or under any other Loan Document shall be made free and clear of and without deduction or withholding for any Taxes except as required by applicable law. If applicable law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Taxes from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to deduct or withhold such Taxes and shall timely remit to the appropriate Governmental Authority such Taxes, provided that if such Taxes are Indemnified Taxes, then the sum payable to the applicable Recipient shall be increased as necessary so that after making all required deductions and withholdings (including deductions and withholdings applicable to additional sums payable under this Section 4.01) such Recipient receives an amount equal to the sum it would have received had no such deductions or withholdings been made. (b) Payment of Other Taxes by the Borrower. Without limiting the provisions of subsection (a) above, the Borrower shall timely pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law. 57 LEGAL_US_E # 149279255.8

(c) Indemnification by the Borrower. The Borrower shall indemnify each Recipient within ten (10) days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 4.01) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender or the Letter of Credit Issuer (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender or the Letter of Credit Issuer, shall be conclusive absent manifest error. (d) Evidence of Payments. As soon as practicable after any payment of Taxes by the Borrower to a Governmental Authority, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent. (e) Status of the Lenders; Tax Forms. (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments hereunder or under any other Loan Document shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation prescribed by applicable law or reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in paragraphs 4.01(e)(ii)(A), 4.01(e)(ii)(B) and 4.01(e)(ii)(D) of this Section) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. (ii) Without limiting the generality of the foregoing: (A) Any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or before the date on which such Lender becomes a Lender under this Credit Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of Internal Revenue Service Form W-9 certifying that such Lender is exempt from U.S. backup withholding Tax; (B) Any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or before the date on which such 58 LEGAL_US_E # 149279255.8

Foreign Lender becomes a Lender under this Credit Agreement (and from time to time thereafter upon the request of the Borrower or the Administrative Agent), whichever of the following is applicable: (1) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed copies of Internal Revenue Service Form W-8BEN or Internal Revenue Service Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, Internal Revenue Service Form W-8BEN or Internal Revenue Service Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty; (2) duly completed copies of Internal Revenue Service Form W-8ECI; (3) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Internal Revenue Code: (i) a certificate to the effect that such Foreign Lender is not: (1) a “bank” within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code; (2) a “10 percent shareholder” of Borrower within the meaning of Section 881(c)(3)(B) of the Internal Revenue Code; or (3) a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Internal Revenue Code; and (ii) duly completed copies of Internal Revenue Service Form W-8BEN or W- 8BEN-E; or (4) to the extent a Foreign Lender is not the beneficial owner, executed copies of Internal Revenue Service Form W-8IMY, accompanied by Internal Revenue Service Form W-8ECI, Internal Revenue Service Form W-8BEN or W-8BEN-E, a certificate described in paragraph (3) above, Internal Revenue Service Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a certificate described in paragraph (3) above on behalf of each such direct and indirect partner; (C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or before the date on which such Foreign Lender becomes a Lender under this Credit Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent) executed copies of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. Federal withholding Tax, duly completed together with such supplementary documentation as may be 59 LEGAL_US_E # 149279255.8 prescribed by applicable law to permit the Borrower to determine the withholding or deduction required to be made; and (D) If a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Internal Revenue Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Internal Revenue Code) and such additional documentation, reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount, if any, to deduct and withhold from such payment. Solely for purposes of this clause 4.01(e)(ii)(D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. (iii) Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so. (f) Treatment of Certain Refunds. Unless required by applicable Laws, at no time shall Administrative Agent have any obligation to file for or otherwise pursue on behalf of a Lender or the Letter of Credit Issuer, or have any obligation to pay to any Lender or the Letter of Credit Issuer, any refund of Taxes withheld or deducted from funds paid for the account of such Lender or the Letter of Credit Issuer, as the case may be. If the Administrative Agent, any Lender or the Letter of Credit Issuer determines, in its sole discretion, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 4.01 (including the payments of additional amounts pursuant to this Section 4.01), it shall pay to the Borrower an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrower under this Section 4.01 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of the Administrative Agent, such Lender or the Letter of Credit Issuer, as the case may be, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided that the Borrower, upon the request of the Administrative Agent, such Lender or the Letter of Credit Issuer, agree to repay the amount paid over to the Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent, such Lender or the Letter of Credit Issuer in the event the Administrative Agent, such Lender or the Letter of Credit Issuer is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (f), in no event will the Administrative Agent, any Lender or the Letter of Credit Issuer be required to pay any amount to the Borrower pursuant to this paragraph (f) the payment of which would place the Administrative Agent, such Lender or the Letter of Credit Issuer in a less favorable net after-Tax position than the Administrative Agent, such Lender or the Letter of Credit Issuer would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph (f) shall not be construed to require the Administrative 60 LEGAL_US_E # 149279255.8

Agent, any Lender or the Letter of Credit Issuer to make available its tax returns (or any other information relating to its taxes that it deems confidential) to the Borrower or any other Person. (g) Indemnification by the Lenders. Each Lender shall severally indemnify the Administrative Agent, within 10 days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that the Borrower has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Borrower to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 13.12(e) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this paragraph (g). (h) Defined Terms. For purposes of this Section 4.01, the term “Lender” includes any Letter of Credit Issuer and the term “Applicable Law” includes FATCA. (i) Survival. Each party’s obligations under this Section 4.01 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document. 4.02 Illegality. (a) If any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to make, maintain or fund LIBOR Rate Loans (whether denominated in Dollars or an Alternative Currency), or to determine or charge interest rates based upon the LIBOR Rate, or any Governmental Authority has imposed material restrictions on the authority of such Lender to purchase or sell, or to take deposits of, Dollars in the applicable offshore market, then, on notice thereof by such Lender to the Borrower through the Administrative Agent, any obligation of such Lender to make or continue LIBOR Rate Loans or to convert Alternate Base Rate Loans to LIBOR Rate Loans, or, if such notice relates to the unlawfulness or asserted unlawfulness of charging interest based on the LIBOR Rate, to make Alternate Base Rate Loans as to which the interest rate is determined with reference to the LIBOR Rate, shall be suspended until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, the Borrower shall, upon demand from such Lender (with a copy to the Administrative Agent), convert all LIBOR Rate Loans of such Lender and Alternate Base Rate Loans as to which the interest rate is determined with reference to the LIBOR Rate to Alternate Base Rate Loans as to which the rate of interest is not determined with reference to the LIBOR Rate (and, in the case of LIBOR Rate Loans denominated in an Alternative Currency, convert such Loans to Dollars and, immediately thereafter, convert such Loans to Alternate Base Rate Loans as to which the rate of interest is not determined with reference to the LIBOR Rate), either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such LIBOR Rate Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such LIBOR Rate Loans or 61 LEGAL_US_E # 149279255.8

Alternate Base Rate Loans. Notwithstanding the foregoing and despite the illegality for such a Lender to make, maintain or fund LIBOR Rate Loans or Alternate Base Rate Loans as to which the interest rate is determined with reference to the LIBOR Rate, that Lender shall remain committed to make Alternate Base Rate Loans and shall be entitled to recover interest at the Alternate Base Rate. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted. (b) If (A) it is or becomes unlawful in any applicable jurisdiction for a Lender to perform any of its obligations as contemplated by this Credit Agreement or to fund, issue or maintain its participation in any Loan or L/C Credit Extension or it becomes unlawful for any Affiliate of a Lender for such Lender to do so or (B) any member of the Borrower is or becomes a Sanctioned Person: (i) that Lender shall (or, in the case of 4.02(b) above, any Lender may) promptly notify the Administrative Agent upon becoming aware of that event; (ii) upon the Administrative Agent notifying the Borrower (or, in the case of (B) above, if the relevant Lender so specifies in its notice or any subsequent notice), the Commitment of that Lender will be immediately cancelled; and (iii) the Borrower shall (in the case of 4.02(b) above, if the relevant Lender so specifies in its notice or any subsequent notice) repay that Lender’s participation in the Loans made to it on the last day of the Interest Period for each Loan occurring after the Administrative Agent has notified the Borrower or, if earlier, the date specified by the Lender in the notice delivered to the Administrative Agent (being no earlier than the last day of any applicable grace period permitted by law) and that Lender’s corresponding Commitment(s) shall be cancelled in the amount of the participations repaid. 4.03 Inability to Determine Rates; Market Disruption. (a) If the Required Lenders determine that for any reason in connection with any request for a Loan or a conversion to or continuation thereof that: (i) deposits (whether denominated in Dollars or an Alternative Currency) are not being offered to banks in the applicable offshore interbank market for the applicable amount and Interest Period of such Loan; (ii) adequate and reasonable means do not exist for determining the LIBOR Rate for any requested Interest Period with respect to a proposed LIBOR Rate Loan (whether denominated in Dollars or an Alternative Currency) or in connection with an Alternate Base Rate Loan; or (iii) the LIBOR Rate for any requested Interest Period with respect to a proposed LIBOR Rate Loan (whether denominated in Dollars or an Alternative Currency) or in connection with an Alternate Base Rate Loan does not adequately and fairly reflect the cost to such Lenders of funding such Loan, the Administrative Agent will promptly notify the Borrower and each Lender. Thereafter, the obligation of the Lenders to make or maintain LIBOR Rate Loans and Alternate Base Rate Loans as to which the interest rate is determined with reference to the LIBOR Rate shall be suspended until the Administrative Agent (upon the instruction of the Required Lenders) revokes such notice. Upon receipt of such notice, the Borrower may revoke any pending request for a Borrowing of, conversion to or continuation of LIBOR Rate Loans or, failing that with respect to LIBOR Rate Loans denominated in Dollars, will be deemed to have converted such request into a request for a Borrowing of Alternate Base Rate Loans in the amount specified therein. 62 LEGAL_US_E # 149279255.8

(b) Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Loan Document, upon the occurrence of a Benchmark Transition Event or an Early Opt-in Election, as applicable, the Administrative Agent and the Borrower shall work in good faith to amend this Credit Agreement to replace LIBOR with a Benchmark Replacement. Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m. on the fifth (5th) Business Day after the Administrative Agent has posted such proposed amendment to all Lenders and the Borrower so long as the Administrative Agent has not received, by such time, written notice of objection to such amendment from Lenders comprising the Required Lenders. Any such amendment with respect to an Early Opt-in Election will become effective on the date that Lenders comprising the Required Lenders have delivered to the Administrative Agent written notice that such Required Lenders accept such amendment. No replacement of LIBOR with a Benchmark Replacement pursuant to this Section 4.03(b) will occur prior to the applicable Benchmark Transition Start Date. (i) Benchmark Replacement Conforming Changes. In connection with the implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Credit Agreement. (ii) Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Borrower and the Lenders of (1) any occurrence of a Benchmark Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date, (2) the implementation of any Benchmark Replacement, (3) the effectiveness of any Benchmark Replacement Conforming Changes, and (4) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or Lenders pursuant to this Section 4.03(b), including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party hereto, except, in each case, as expressly required pursuant to this Section 4.03(b). (iii) Benchmark Unavailability Period. Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrower may revoke any request for a Borrowing of, conversion to or continuation of LIBOR Rate Loans based on ICE LIBOR to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Borrower will be deemed to have converted any such request into a request for a Borrowing of or conversion to Reference Rate Loans. During any Benchmark Unavailability Period, the component of the Reference Rate based upon the then-current Benchmark will not be used in any determination of the Reference Rate. For the avoidance of doubt, this clause (iv) shall not be applicable to LIBOR Rate Loans based on CDOR. 4.04 Increased Costs Generally. (a) Change in Law. If any Change in Law shall: 63 LEGAL_US_E # 149279255.8

(i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender (except any reserve requirement) the Letter of Credit Issuer; (ii) subject any Lender or the Letter of Credit Issuer to any Tax (other than Indemnified Taxes and Excluded Taxes) with respect to this Credit Agreement, any Letter of Credit, any participation in a Letter of Credit, its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liability or capital attributable thereto; or (iii) impose on any Lender or the Letter of Credit Issuer or the London interbank market any other condition, cost or expense (other than Taxes) affecting this Credit Agreement or LIBOR Rate Loans made by such Lender or any Letter of Credit or participation therein; and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any LIBOR Rate Loan (or of maintaining its obligation to make any such Loan), or to increase the cost to such Lender or the Letter of Credit Issuer of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit), or to reduce the amount of any sum received or receivable by such Lender or the Letter of Credit Issuer hereunder (whether of principal, interest or any other amount) then, upon request of such Lender or the Letter of Credit Issuer, the Borrower will pay to such Lender or the Letter of Credit Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or the Letter of Credit Issuer, as the case may be, for such additional costs incurred or reduction suffered. (b) Capital Requirements. If any Lender or the Letter of Credit Issuer determines that any Change in Law affecting such Lender or the Letter of Credit Issuer or any Lending Office of such Lender or such Lender’s or the Letter of Credit Issuer’s holding company, if any, regarding capital requirements has or would have the effect of reducing the rate of return on such Lender’s or the Letter of Credit Issuer’s capital or on the capital of such Lender’s or the Letter of Credit Issuer’s holding company, if any, as a consequence of this Credit Agreement, the Commitments of such Lender or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by the Letter of Credit Issuer, to a level below that which such Lender or the Letter of Credit Issuer or such Lender’s or the Letter of Credit Issuer’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or the Letter of Credit Issuer’s policies and the policies of such Lender’s or the Letter of Credit Issuer’s holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Lender or the Letter of Credit Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or the Letter of Credit Issuer or such Lender’s or the Letter of Credit Issuer’s holding company for any such reduction suffered. (c) Certificates for Reimbursement. A certificate of a Lender or the Letter of Credit Issuer setting forth the amount or amounts necessary to compensate such Lender or the Letter of Credit Issuer or its holding company, as the case may be, as specified in subsection (a) or (b) of this Section and delivered to the Borrower shall be conclusive absent manifest error. The Borrower shall pay such Lender or the Letter of Credit Issuer, as the case may be, the amount shown as due on any such certificate within ten (10) Business Days after receipt thereof. 64 LEGAL_US_E # 149279255.8

(d) Delay in Requests. Failure or delay on the part of any Lender or the Letter of Credit Issuer to demand compensation pursuant to the foregoing provisions of this Section 4.03(b) shall not constitute a waiver of such Lender’s or the Letter of Credit Issuer’s right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender or Letter of Credit Issuer pursuant to this Section for any increased costs incurred or reductions suffered more than nine (9) months prior to the date that such Lender or Letter of Credit Issuer, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions, and of such Lender’s or Letter of Credit Issuer’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the nine-month period referred to above shall be extended to include the period of retroactive effect thereof). 4.05 Compensation for Losses. Upon demand of any Lender (with a copy to the Administrative Agent) from time to time, the Borrower shall promptly compensate such Lender for and hold such Lender harmless from any loss, cost or expense incurred by it as a result of: (a) any continuation, conversion, payment or prepayment of any Loan other than an Alternate Base Rate Loan on a day other than the last day of the Interest Period for such Loan (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise); (b) any failure by the Borrower (for a reason other than the failure of such Lender to make a Loan) to prepay, borrow, continue or convert any Loan other than an Alternate Base Rate Loan on the date or in the amount notified by the Borrower; (c) any failure by Borrower to make payment of any Loan (or interest due thereon) denominated in an Alternative Currency on its scheduled due date or any payment thereof in a different currency; or (d) any assignment of a LIBOR Rate Loan on a day other than the last day of the Interest Period therefor as a result of a request by the Borrower pursuant to Section 13.14; including any loss of anticipated profits and any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Loan or from fees payable to terminate the deposits from which such funds were obtained or from the performance of any foreign exchange contract. The Borrower shall also pay any customary administrative fees charged by such Lender in connection with the foregoing. For purposes of calculating amounts payable by the Borrower to the Lenders under this Section 4.05, each Lender shall be deemed to have funded each LIBOR Rate Loan made by it at the LIBOR Rate for such Loan by a matching deposit or other borrowing in the London interbank market for a comparable amount and for a comparable period, whether or not such LIBOR Rate Loan was in fact so funded. 4.06 Mitigation Obligations; Replacement of Lenders. (a) Designation of a Different Lending Office. If any Lender requests compensation under Section 4.03(b), or the Borrower is required to pay any additional amount to any Lender, the Letter of Credit Issuer or any Governmental Authority for the account of any Lender or the Letter of Credit Issuer pursuant to Section 4.01, or if any Lender or the Letter of Credit Issuer gives a notice pursuant to Section 4.02, then, at the request of the Borrower, such Lender or the Letter of Credit Issuer, as applicable, shall use reasonable efforts to designate a 65 LEGAL_US_E # 149279255.8 different Lending Office for funding or booking its Loans or Letters of Credit hereunder or to assign its rights and obligations hereunder to another of its offices, branches or Affiliates, if, in the judgment of such Lender or the Letter of Credit Issuer, such designation or assignment: (i) would eliminate or reduce amounts payable pursuant to Section 4.01 or Section 4.03(b), as the case may be, in the future, or eliminate the need for the notice pursuant to Section 4.02, as applicable; and (ii) in each case, would not subject such Lender or the Letter of Credit Issuer, as the case may be, to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender or the Letter of Credit Issuer, as the case may be. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender or the Letter of Credit Issuer in connection with any such designation or assignment. (b) Replacement of Lenders. If any Lender requests compensation under Section 4.03(b) or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 4.01, the Borrower may replace such Lender in accordance with Section 13.14. (c) Survival. The Borrower’s obligations under this Section 4 shall survive termination of the aggregate Commitments, repayment of all other Obligations hereunder, and resignation of Administrative Agent. 4.07 Prohibited Event. In the event a Lender notifies the Administrative Agent that, subsequent to the Closing Date, such Lender or any of its Affiliates: (i) has become a fiduciary with respect to any ERISA Investor in connection with its investment in the Borrower or this transaction; or (ii) has acquired any discretionary authority or control with respect to any ERISA Investor’s investment in the Borrower, or renders any investment advice (within the meaning of 29 C.F.R. §2510.3-21(c)) with respect to such investment, the parties shall cooperate with each other to attempt to correct any potential non-exempt prohibited transaction resulting therefrom in accordance with Section 4975(f)(5) of the Internal Revenue Code. Notwithstanding anything in this Credit Agreement to the contrary, any such correction shall prevent the Lender from receiving any direct or indirect fees, loan repayments, or any other benefits from such ERISA Investor. If the Administrative Agent determines at any time in its reasonable discretion that any of the corrections described herein are insufficient to correct the potential non-exempt prohibited transaction in accordance with Section 4975(f)(5) of the Internal Revenue Code, then the parties shall also cooperate to attempt to replace such affected Lender. 5. SECURITY. 5.01 Liens and Security Interest. To secure performance by the Borrower of the payment and performance of the Obligations: (i) pursuant to the Collateral Account Assignments, the Borrower shall grant to the Administrative Agent, for the benefit of each of the Secured Parties, an exclusive, perfected, first priority security interest and lien in and to the Borrower’s Collateral Account and all of the proceeds thereof as more fully described therein; and (ii) pursuant to the Security Agreements, the Borrower shall grant to the Administrative Agent, for the benefit of the Secured Parties, an exclusive, perfected, first priority security interest and Lien in and to all of the collateral described therein, including, without limitation, the Capital Calls, Capital Commitments, Unfunded Commitments and Capital Contributions, including, without limitation, any rights to make Capital Calls, receive payment of Capital Commitments and enforce the payment thereof and to enforce the payment thereof or any guarantees thereof now existing or hereafter arising (the collateral in clauses (i)-(ii) of this Section 5.01 being, collectively, the “Collateral”), provided that in each case such liens may be subject to Permitted Liens. In order to secure further the payment and performance of the Obligations and to effect and facilitate the Secured Parties’ right of setoff, the Borrower hereby irrevocably appoints the Administrative Agent as subscription agent and the sole party entitled in the name of the Borrower upon the occurrence 66 LEGAL_US_E # 149279255.8 and during the continuance of an Event of Default, to make any Capital Calls on the Investors pursuant to the terms of the applicable Operative Documents, the Security Agreement, and the Subscription Agreements. Notwithstanding anything to the contrary contained herein (but subject to Section 11.02), upon the occurrence and during the continuation of an Event of Default, the Borrower shall not make a Capital Call unless such Capital Call is (i) with the prior written consent of Administrative Agent, or (ii) at the Administrative Agent’s written request. 5.02 Collateral Account; Capital Calls. (a) Borrower Collateral Account. Borrower shall require that all Investors in Borrower wire-transfer to U.S. Bank National Association, ABA No. 042000013, for credit to: “Nuveen Churchill Direct Lending Corp.”, Account No. 182383569833 (the “Borrower Collateral Account”), all monies or sums paid or to be paid by any Investor to the capital of Borrower as Capital Contributions as and when Capital Contributions are called pursuant to the Capital Call Notices. In addition, the Borrower shall, immediately upon receipt, deposit in the Borrower Collateral Account any payments and monies that Borrower receives directly from its Investors as Capital Contributions. Subject to Section 5.02(d), the Administrative Agent shall have exclusive dominion and control over the Collateral Accounts. (b) No Duty. Notwithstanding anything to the contrary herein contained, it is expressly understood and agreed that neither the Administrative Agent, nor any Lender undertakes any duties, responsibilities, or liabilities with respect to Capital Calls. None of them shall be required to refer to the Constituent Documents of the Borrower, or take any other action with respect to any other matter which might arise in connection with such Constituent Documents or the Subscription Agreements, or any Capital Call. None of them shall have any duty to determine or inquire into any happening or occurrence or any performance or failure of performance of the Borrower or any Investor. None of them has any duty to inquire into the use, purpose, or reasons for the making of any Capital Call or with respect to the investment or the use of the proceeds thereof. (c) Capital Calls. In order that the Lenders may monitor the Collateral and the Capital Commitments, the Borrower shall not issue any Capital Call Notice or otherwise request, notify, or demand that any Investor make any Capital Contribution, without delivering to the Administrative Agent (which delivery may be via facsimile or electronic mail; provided, that, such communication is otherwise delivered in accordance with Section 13.07 of this Credit Agreement), promptly after (but in no event more than three (3) Business Days after, unless such Capital Call Notice is delivered pursuant to Section Error! Reference source not found. or the final sentence of Section Error! Reference source not found., in which case, simultaneously with) delivery of the Capital Call Notices to any Investors, copies of the Capital Call Notice for each Investor from whom a Capital Contribution is being sought, including copies of any distribution memorandum accompanying such Capital Call Notice. (d) Use of Account; Capital Calls by the Administrative Agent. The Borrower may withdraw funds from the applicable Collateral Account at any time or from time to time and disburse such funds as the Borrower may direct, so long as at the time of such withdrawal or disbursement and after giving effect thereto, there does not exist a Cash Control Event (unless, in the case of a Cash Control Event due to a Borrowing Base Deficiency, the Borrower has directed that such disbursement be paid to the Administrative Agent to repay such excess), and any withdrawal from any Collateral Account shall be deemed a representation and warranty that the foregoing condition is satisfied. If the Account Bank with respect to any Collateral Account ceases to be an Eligible Institution, the Borrower shall have thirty (30) days (or such longer 67 LEGAL_US_E # 149279255.8 period as the Administrative Agent may agree in its sole discretion) following notice from the Administrative Agent to move its Collateral Account to a replacement Account Bank that is SMBC or an Eligible Institution; provided, that if no bank reasonably acceptable to the Administrative Agent and the Borrower is an Eligible Institution, the Borrower will only be required to move its Collateral Account to SMBC if SMBC’s short-term unsecured debt rating is higher than that of the then-current Account Bank. If the Account Bank provides notice of its intent to terminate a Control Agreement, the Borrower shall open a new collateral account that is subject to a new Control Agreement with a replacement Account Bank within thirty (30) days (or such longer period as the Administrative Agent may agree in its sole discretion) of the Borrower, receiving such notice. Notwithstanding anything to the contrary contained in this Credit Agreement or any other Loan Document, each Collateral Account shall, at all times, be subject to a Control Agreement in form and substance reasonably satisfactory to the Administrative Agent. Solely following the occurrence and during the continuance of a Cash Control Event, the Borrower hereby irrevocably authorizes and directs the Lenders, acting through the Administrative Agent, to charge from time to time the Collateral Accounts for amounts not paid when due to the Lenders or any of them hereunder, under any Letter of Credit Application, under any Letter of Credit or under the Notes. The Administrative Agent, on behalf of the Secured Parties, is hereby authorized, in the name of the Lenders or the Borrower, at any time or from time to time upon the occurrence and while an Event of Default exists, to notify any or all parties obligated to the Borrower with respect to the Capital Commitments to make all payments due or to become due thereon directly to the Administrative Agent on behalf of the Secured Parties, at a different account number, or to initiate one or more Capital Call Notices in order to pay the Obligations. Regardless of any provision hereof, in the absence of gross negligence or willful misconduct by the Administrative Agent, the Lenders or the Letter of Credit Issuer, none of the Administrative Agent, the Lenders or the Letter of Credit Issuer shall ever be liable for failure to collect or for failure to exercise diligence in the collection, possession, or any transaction concerning, all or part of the Collateral, or sums due or paid thereon, nor shall they be under any obligation whatsoever to anyone by virtue of the security interests and liens relating to the Collateral. The Administrative Agent shall give the Borrower prompt notice of any action taken pursuant to this Section 5.02(d), but failure to give such notice shall not affect the validity of such action or give rise to any defense in favor of the Borrower with respect to such action. (e) Event of Default. During the existence of an Event of Default, issuance by the Administrative Agent on behalf of the Secured Parties of a receipt to any Person obligated to pay any Capital Contribution to the Borrower shall be a full and complete release, discharge, and acquittance to such Person to the extent of any amount so paid to the Administrative Agent for the benefit of the Secured Parties, so long as such amount shall not be invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other Person under any bankruptcy act or code, state or federal law, common law or equitable doctrine. The Administrative Agent, on behalf of the Secured Parties, is hereby authorized and empowered, during the existence of an Event of Default, on behalf of Borrower, to endorse the name of such Borrower upon any check, draft, instrument, receipt, instruction, or other document, agreement or item, including, but not limited to, any item evidencing payment upon a Capital Contribution of any Person to the Borrower coming into the Administrative Agent’s or any Lender’s possession, and to receive and apply the proceeds therefrom in accordance with the terms hereof. The Administrative Agent on behalf of the Secured Parties is hereby granted an irrevocable power of attorney, which is coupled with an interest, to execute all checks, drafts, receipts, instruments, instructions, or other documents, agreements, or items on behalf of Borrower, either before or after demand of payment on the Obligations but only during the existence of an Event of Default, as shall be deemed by the Administrative Agent to be necessary or advisable, in the sole discretion, reasonably exercised, of the Administrative Agent, to exercise any rights of the 68 LEGAL_US_E # 149279255.8

Administrative Agent in the Loan Documents or to preserve the security interests and Liens in the Capital Commitments or to secure the repayment of the Obligations, and neither the Administrative Agent nor the Lenders shall incur any liability, in the absence of gross negligence or willful misconduct, in connection with or arising from its exercise of such power of attorney. The application by the Lenders of such funds shall, unless Required Lenders shall agree otherwise in writing, be the same as set forth in Section 3.04. (f) No Representations. Neither the Administrative Agent nor the Lenders shall be deemed to make at any time any representation or warranty as to the validity of any Capital Call Notice nor shall the Administrative Agent or the Lenders be accountable for the Borrower’s use of the proceeds of any Capital Call Notice. (g) [Reserved]. (h) Capital Calls and Disbursements from Collateral Accounts. The Borrower will issue Capital Calls at such times as are necessary in order to ensure the timely payment of the Obligations hereunder. Solely following the occurrence and during the continuance of a Cash Control Event, the Borrower hereby irrevocably authorizes and directs the Administrative Agent to charge from time to time the Collateral Account for amounts not paid when due to Administrative Agent or any Lender hereunder and under the other Loan Documents; provided that promptly after any disbursement of funds from any such account to Administrative Agent or any such Lender, as contemplated in this Section 5.02(h), the Administrative Agent shall deliver a written notice of such disbursement to the Borrower; provided, further, that the failure to deliver such notice shall not invalidate the Administrative Agent’s right to charge the Collateral Accounts. 5.03 Agreement to Deliver Additional Collateral Documents. The Borrower shall deliver such security agreements, financing statements, assignments, and other collateral documents (all of which shall be deemed part of the Collateral Documents), in form and substance reasonably satisfactory to the Administrative Agent, as the Administrative Agent acting on behalf of the Secured Parties may reasonably request from time to time for the purpose of granting to, or maintaining or perfecting in favor of the Lenders, first and exclusive security interests in any of the Collateral, together with other assurances of the enforceability and priority of the Lenders’ liens and assurances of due recording and documentation of the Collateral Documents or copies thereof, as the Administrative Agent may reasonably require to avoid material impairment of the liens and security interests granted or purported to be granted pursuant to this Section 5. 5.04 Subordination of Claims. At any time (i) when a Borrowing Base Deficiency exists, and until the Mandatory Prepayment in connection therewith, if any, shall be paid and satisfied in full, or (ii) during the existence and continuation of an Event of Default, if there are outstanding Obligations, in each case, none of the Borrower, the Administrator or the Adviser shall receive or collect, directly or indirectly any amount upon the Subordinated Claims, other than to obtain funds required to make any Mandatory Prepayment; provided, that, unless an Event of Default under Section 11.01(a), (g), (h), or (m) is occurring and continuing, the Borrower shall be permitted to pay the Adviser and its Affiliates pursuant to the terms of the applicable Operative Documents the Management Fee (which shall not include fees in the nature of performance fees, incentive fees or fees representing or constituting any carried interest), which, if paid during the existence of any Borrowing Base Deficiency, Potential Default arising under Section 11.01(a), (g) or (h), or Event of Default, shall not exceed, in the aggregate, $10,000,000. Any liens, security interests, judgment liens, charges, or other encumbrances upon any Person’s assets securing payment of Subordinated Claims, including, but not limited to, any liens or security interests on an Investor’s Subscribed Interests in the Borrower, shall be and remain inferior and 69 LEGAL_US_E # 149279255.8 subordinate in right of payment and of security to any liens, security interests, judgment liens, charges, or other encumbrances upon an Investor’s assets securing such Investor’s obligations and liabilities to the Secured Parties pursuant to any of the Collateral Documents executed by such Person, regardless of whether such encumbrances in favor of the Borrower or the Secured Parties presently exist or are hereafter created or attach. Without the prior written consent of the Administrative Agent, the Borrower shall not, at any time an Event of Default has occurred and is continuing, but in any case subject to Section 11.02: (a) exercise or enforce any creditor’s or partnership right it may have against an Investor; (b) foreclose, repossess, sequester, or otherwise take steps or institute any action or proceedings (judicial or otherwise, including, without limitation, the commencement of, or joinder in, any liquidation, bankruptcy, rearrangement, debtor’s relief, or insolvency proceedings) to enforce any liens, mortgages, deeds of trust, security interest, collateral rights, judgments or other encumbrances on assets of such Investor held by such Person; or (c) exercise any rights or remedies against an Investor under the applicable Operative Documents or the Subscription Agreements; provided that any action taken by the Administrative Agent or the Lenders in the Borrower’s name, or any action taken by the Borrower that is required under any Loan Document or to comply with any Loan Document, shall not be a violation of this Section 5.04. 6. [RESERVED]. 7. CONDITIONS PRECEDENT TO BORROWINGS. 7.01 Conditions to Initial Borrowing. The obligation of each Lender and the Letter of Credit Issuer to advance the initial Borrowing or L/C Credit Extension hereunder is subject to the conditions precedent that the Administrative Agent shall have received, on or before the Closing Date, the following: (a) Credit Agreement. This Credit Agreement, duly executed and delivered by the Borrower; (b) Notes. Notes, made payable to each Lender, duly executed and delivered by the Borrower; (c) Security Agreement. The Security Agreement, duly executed and delivered by the Borrower; (d) Collateral Account Assignment; Control Agreement. (i) The Collateral Account Assignment, duly executed and delivered by the Borrower; and (ii) Control Agreement, duly executed and delivered by the Borrower, the Administrative Agent and Account Bank; (e) Financing Statements. (i) searches of UCC filings (or their equivalent) in each jurisdiction where a filing has been or would need to be made in order to perfect the Secured Parties’ security interest in the Collateral, copies of the financing statements on file in such jurisdictions and evidence that no Liens exist, or, if necessary, copies of proper financing statements, if any, filed on or before the date hereof necessary to terminate all security interests and other rights of any Person in any Collateral previously granted; and (ii) duly authorized UCC financing statements, and any amendments thereto, for each appropriate jurisdiction as is necessary, in the Administrative Agent’s sole discretion, to perfect the Secured Parties’ security interest in the Collateral; 70 LEGAL_US_E # 149279255.8

(f) Resolutions. A copy of the resolutions, in form and substance reasonably satisfactory to the Administrative Agent, of the Board of Directors of the Borrower, authorizing, as applicable: (i) the execution, delivery and performance of this Credit Agreement and the other Loan Documents; (ii) the transactions contemplated under the Loan Documents; and (iii) the granting of the Liens created pursuant to the Collateral Documents, each certified by a Responsible Officer of the Borrower as of the Closing Date, which certificate shall be in form and substance reasonably satisfactory to the Administrative Agent and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded and are in full force and effect; (g) Evidence of Authority. Such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of the Borrower as the Administrative Agent may require to establish the identities of and verify the authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Credit Agreement and the other Loan Documents; (h) Constituent Documents. Such evidence as the Administrative Agent may reasonably require to verify that the Borrower is duly incorporated, validly existing, in good standing and qualified to engage in business in each jurisdiction in which it is required to be qualified to engage in business, including true, correct and complete copies of Borrower’s Constituent Documents (including, without limitation, Borrower’s Operative Documents), certified by Responsible Officers of the Borrower, certificates of good standing and/or qualification to engage in business and tax clearance certificates (where appropriate); (i) Responsible Officer Certificate. A certificate from a Responsible Officer of the Borrower, (x) stating that: (i) all of the representations and warranties contained in Section 8 hereof and the other Loan Documents made by the Borrower are true and correct in all material respects as of such date (without duplication of the qualification effected by the phrase “in all material respects” or “in any material respect” or similar phrases in respect of such representations and warranties); (ii) no event has occurred and is continuing, or would result from the Borrowing, which constitutes an Event of Default or a Potential Default; (iii) there have been no changes in the financial condition of the Borrower and its Subsidiaries taken as a whole, or any Included Investor, or in the facts and information regarding such entities represented to the Administrative Agent to date, which, in each case or in the aggregate, could reasonably be expected to result in a Material Adverse Effect; (iv) there is no pending or threatened action, suit, investigation or proceeding, in each case, in any court or before any arbitrator or Governmental Authority that purports to materially and adversely affect the financial condition of the Borrower, or any material transaction contemplated hereby or that would have a Material Adverse Effect on the financial condition of the Borrower, or any material transaction contemplated hereby or on the ability of the Borrower to perform its material obligations under any of the Loan Documents; and (v) the Borrower and its Subsidiaries are all in compliance with its existing financial obligations; and (y) attaching thereto the Side Letter Certificate. (j) Opinion of Counsel. Favorable opinions of Dechert LLP, special counsel to the Borrower, covering such matters relating to the transactions contemplated hereby as reasonably requested by the Administrative Agent, and in a form reasonably acceptable to the Administrative Agent. The Borrower hereby requests that such counsel deliver such opinions; (k) ERISA Opinion and/or Certification. An Operating Company Opinion relating to the Borrower that is substantially in a form reasonably acceptable to the Administrative Agent (or, with respect to a previously issued Operating Company Opinion, a 71 LEGAL_US_E # 149279255.8

reliance letter that is substantially in a form reasonably acceptable to the Administrative Agent from the issuer of such opinion providing that the Administrative Agent and the Lenders are permitted to rely on such opinion as if addressed to them); provided however, if (x) the Borrower is not qualified as an Operating Company in order to avoid holding Plan Assets, and (y) less than 25% of the total value of each class of equity interests in the Borrower is held by “benefit plan investors” within the meaning of the Plan Assets Regulation, then the Borrower may deliver a certification in a form reasonably acceptable to the Administrative Agent certifying that the underlying assets of the Borrower do not constitute Plan Assets in lieu of providing an Operating Company Opinion. (l) Investor Documents. The Administrative Agent shall have received with respect to each Investor: (i) a copy of such Investor’s duly executed Subscription Agreement and, if applicable, its Side Letter; and (ii) with respect to each Included Investor, if necessary as determined in the discretion of the Administrative Agent, related Credit Link Documents (provided that for each Included Investor that is: (A) organized under the laws of any jurisdiction other than the United States of America or any state thereof; or (B) a Governmental Authority or an instrumentality of a Governmental Authority or majority owned by a Governmental Authority or otherwise entitled to any immunity in respect of any litigation in any jurisdiction, court or venue, the Administrative Agent shall have received in respect of such Investor the submission to jurisdiction and waiver or non-applicability of any immunity described in such Section, as applicable); (m) Beneficial Ownership Certificate. Delivery by the Borrower that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, to each Lender that so requests, a Beneficial Ownership Certification in relation to such Person; (n) Fee Letter. The Fee Letter, duly executed by the Borrower; (o) Fees; Costs and Expenses. Payment of all fees and other amounts due and payable by the Borrower, including pursuant to the Fee Letter, on or prior to the date hereof and reimbursement or payment of all reasonable expenses required to be reimbursed or paid by the Borrower hereunder, including the reasonable fees and disbursements of the Administrative Agent’s special counsel, Paul Hastings LLP; and (p) Additional Information. Such other information and documents as may reasonably be required by the Administrative Agent and its counsel. 7.02 All Loans and Letters of Credit. The obligation of the Lenders to advance each Borrowing and the Letter of Credit Issuer to issue each Letter of Credit hereunder is subject to the conditions precedent that: (a) Representations and Warranties. The representations and warranties of the Borrower contained in Section 8 or in any other Loan Document, or which are contained in any document furnished at any time or in connection herewith or therewith, shall be true and correct in all material respects (without duplication of the qualification effected by the phrase “in all material respects” or “in any material respect” or similar phrases in respect of such representations and warranties) on and as of the date of any such Borrowing, except: (i) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (without duplication of the qualification effected by the phrase “in all material respects” or “in any material respect” or similar phrases in respect of such representations and warranties) as of such earlier date; and (ii) that for purposes of 72 LEGAL_US_E # 149279255.8 this Section 7.02(a), the representations and warranties contained in Section 8.08 shall be deemed to refer to the most recent financial statements furnished pursuant to clauses (a) and (b), respectively, of Section 9.01; (b) No Default. No Event of Default or Potential Default exists at such date; provided, however, if a Potential Default (other than a Material Potential Default) exists at such date, any Event of Default resulting from a failure by the Borrower to disclose such Potential Default (other than a Material Potential Default) shall be deemed cured if such Potential Default (other than a Material Potential Default) is cured; (c) No Borrowing Base Deficiency. After giving effect to any contemplated Borrowing, no Borrowing Base Deficiency shall exist; (d) No Limitation on Borrowing. No event set forth in Section 2.01(b) hereof has occurred and the Capital Call Termination Event has not occurred; (e) Loan Notice. In the case of a Loan, the Administrative Agent shall have received a Loan Notice; (f) Application. In the case of a Letter of Credit, the Letter of Credit Issuer shall have received a Request for Borrowing executed by the Borrower, and shall have countersigned the same; (g) Investor Excuse. If the proposed Borrowing will be used in connection with one or more Investments, the Borrower is not aware of any Included Investor who could be excused from participating in such Investment(s) pursuant to the terms of the applicable Operative Documents or its Subscription Documents, which excuse would excuse such Investor from having to fund a Capital Contribution for the repayment of any Borrowing used to fund such Investment (provided, that if Borrower has disclosed a potential excuse or exemption right to the Administrative Agent in writing, the excused portion of the applicable Investor’s Unfunded Commitment shall be excluded from the calculation of the Available Commitment, but the Borrower shall not be prohibited from such credit extension upon satisfaction of the other conditions therefor); (h) Alternative Currencies. In the case of a Borrowing or L/C Credit Extension to be denominated in an Alternative Currency, there shall not have occurred any material adverse change in national or international financial or economic conditions or exchange controls which in the reasonable opinion of the Administrative Agent consistent with its then policies of general application, (in the case of any Loans to be denominated in an Alternative Currency) would make it impracticable for such Borrowing or L/C Credit Extension to be denominated in the relevant Alternative Currency; and (i) Fees; Costs and Expenses. Payment of all fees and other amounts due and payable by the Borrower on or prior to the date of such Borrowing and reimbursement or payment of all reasonable expenses required to be reimbursed or paid by the Borrower hereunder, including the reasonable fees and disbursements through the date of such Borrowing of the Administrative Agent’s special counsel, Paul Hastings LLP. Each Request for Borrowing submitted by the Borrower shall be deemed to be a representation and warranty that the conditions specified in Sections 7.01 and 7.02 have been satisfied on and as of the date of the applicable Borrowing. 73 LEGAL_US_E # 149279255.8

8. REPRESENTATIONS AND WARRANTIES. To induce the Lenders to make the Loans and cause the issuance of Letters of Credit hereunder, the Borrower represents and warrants to the Administrative Agent, the Lenders and the Letter of Credit Issuer: 8.01 Organization and Good Standing of the Borrower. Borrower is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland, has the requisite power and authority to own its properties and assets and to carry on its business as now conducted, and is qualified to do business in each jurisdiction where the nature of the business conducted or the property owned or leased requires such qualification or where the failure to be so qualified to do business could reasonably be expected to have a Material Adverse Effect. 8.02 Authorization and Power. The Borrower has the corporate power and requisite authority to execute, deliver, and perform its obligations under this Credit Agreement, the Notes, and the other Loan Documents to be executed by it. The Borrower is duly authorized to, and has taken all corporate action necessary to authorize each of them to execute, deliver, and perform its respective obligations under this Credit Agreement, the Notes, and such other Loan Documents, as applicable and are and will continue to be duly authorized to perform its respective obligations under this Credit Agreement, the Notes, and such other Loan Documents. 8.03 No Conflicts or Consents. None of the execution and delivery of this Credit Agreement, the Notes, or the other Loan Documents, the consummation of any of the transactions herein or therein contemplated, or the compliance with the terms and provisions hereof or with the terms and provisions thereof, will contravene or conflict, in any material respect, with any provision of law, statute, or regulation to which the Borrower is subject or any judgment, license, order, or permit applicable to the Borrower or any indenture, mortgage, deed of trust, or other agreement or instrument to which the Borrower is a party or by which the Borrower may be bound, or to which the Borrower may be subject. No consent, approval, authorization, or order of any court or Governmental Authority or third party is required in connection with the execution and delivery by the Borrower of the Loan Documents or to consummate the transactions contemplated hereby or thereby. 8.04 Enforceable Obligations. This Credit Agreement, the Notes and the other Loan Documents to which the Borrower is a party are the legal and binding obligations of the Borrower, enforceable in accordance with their respective terms, subject to Legal Reservations. 8.05 Priority of Liens. The Collateral Documents create, as security for the Obligations, valid and enforceable, exclusive, first priority security interests in and Liens on all of the Collateral in which the Borrower has any right, title or interest, in favor of the Administrative Agent for the benefit of the Secured Parties, subject to no other Liens, except as enforceability may be limited by Legal Reservations. 8.06 Financial Condition. Borrower has delivered to the Administrative Agent: (a) the most- recently available copies of the financial statements and reports described in Section 9.01 hereof, certified as true and correct by a Responsible Officer of such Person; or, with respect to such requirement on the Closing Date, if such statements and reports are not then available (b) a pro forma balance sheet as of the Closing Date; in each case certified as true and correct by a Responsible Officer of the Borrower. Such statements fairly present, in all material respects, the financial condition of Borrower as of the applicable date of delivery, and have been prepared in accordance with Generally Accepted Accounting Principles, except as provided therein. 8.07 Full Disclosure. There is no material fact that is known to it which any of Borrower or Adviser has not disclosed to the Administrative Agent in writing which could reasonably be expected to 74 LEGAL_US_E # 149279255.8 result in a Material Adverse Effect. No written information (other than financial projection, pro forma financial information, other forward-looking information, information of a general economic or general industry nature and information relating to third parties, including all third party memos or reports) heretofore furnished by the Borrower or Adviser to Administrative Agent in connection with this Credit Agreement, the other Loan Documents or any transaction contemplated hereby or thereby contains any untrue statement of a material fact that could reasonably be expected to result in a Material Adverse Effect; provided that, solely with respect to information furnished by such Borrower or any of its Affiliates (or on such party’s behalf) which was provided to such Borrower from an Investor, such information only needs to be true and correct in all material respects to the knowledge of such Borrower. The projections and pro forma financial information contained in the materials referenced above are based upon good faith estimates and assumptions believed by the Borrower to be reasonable at the time made, it being recognized by the Lenders that such projections and pro forma financial information as it relates to future events are not to be viewed as fact and that actual results during the period or periods covered by such projections and pro forma financial information may differ from the projected and pro forma results set forth therein by a material amount. 8.08 No Default. No event has occurred and is continuing which constitutes an Event of Default or a Potential Default. 8.09 No Litigation. There are no actions, suits, investigations or legal, equitable, arbitration or administrative proceedings pending, or to the knowledge of the Borrower, threatened, against the Borrower that could reasonably be expected to result in a Material Adverse Effect. 8.10 Material Adverse Change. For purposes of this representation and warranty as of the Closing Date, no circumstances exist or changes have occurred since December 31, 2019 that have not been disclosed in writing to the Administrative Agent prior to the date hereof which could reasonably be expected to result in a Material Adverse Effect. For purposes of this representation and warranty after the Closing Date, no circumstances exists or changes to the Borrower have occurred since the date of the most recent financial statements described in Section 9.01 delivered to the Lenders which could reasonably be expected to result in a Material Adverse Effect. 8.11 Taxes. To the extent that failure to do so could reasonably be expected to have a Material Adverse Effect, all tax returns required to be filed by the Borrower in any jurisdiction have been filed and all taxes (including mortgage recording taxes), assessments, fees, and other governmental charges upon the Borrower or upon any of its respective properties, income or franchises have been paid prior to the time that such taxes could give rise to a lien thereon. 8.12 Jurisdiction of Formation; Principal Office. (a) The jurisdiction of incorporation of the Borrower is Maryland, and the principal office, chief executive office and principal place of business of the Borrower is at 430 Park Avenue, 14th Floor, New York, NY 10022. (b) The Borrower shall not change its name, jurisdiction of formation, incorporation, registration, chief executive office and/or principal place of business without ten (10) Business Days’ prior written notice to the Administrative Agent. 8.13 ERISA Compliance. (a) Neither the Borrower nor, except as would not reasonably be expected to result in a Material Adverse Effect or a Lien under ERISA or Section 430(k) of the Code on any assets of the Borrower, any ERISA Affiliate has established, and does not maintain, or contribute to, any Plan; (b) the Borrower is either an Operating Company or the underlying assets of the Borrower do 75 LEGAL_US_E # 149279255.8 not otherwise constitute Plan Assets. Assuming that no Lender is using Plan Assets in connection with the Loans or the Loan Documents unless the Lender relies on a prohibited transaction exemption, the transactions contemplated by the Loan Documents do not constitute a non-exempt “prohibited transaction” under Section 406(a) of ERISA, Section 4975(c)(1)(A), (B), (C) or (D) of the Internal Revenue Code or Similar Law that will subject the Administrative Agent or the Lenders to any tax, penalty, damages or any other claim or relief under ERISA or the Internal Revenue Code or Similar Law. 8.14 Compliance with Law. The Borrower is in compliance in all respects with all laws, rules, regulations, orders, and decrees which are applicable to the Borrower or its properties, including, without limitation, Environmental Laws. The Borrower has implemented and maintains in effect policies, procedures, and internal controls designed to ensure compliance by the Borrower and, in connection with the Borrower, its respective directors, officers and employees with Sanctions and Anti-Corruption Laws. 8.15 Hazardous Substances. The Borrower: (a) has not received any notice or other communication or otherwise learned of any Environmental Liability which would individually or in the aggregate reasonably be expected to have a Material Adverse Effect arising in connection with: (i) any non-compliance with or violation of the requirements of any Environmental Law by the Borrower, or any permit issued under any Environmental Law to the Borrower; or (ii) the Release or threatened Release of any Hazardous Material into the environment; and (b) to its knowledge, has no threatened or actual liability in connection with the Release or threatened Release of any Hazardous Material into the environment which would individually or in the aggregate reasonably be expected to have a Material Adverse Effect. 8.16 Insider. The Borrower is not an “executive officer,” “director,” or “person who directly or indirectly or acting through or in concert with one or more persons owns, controls, or has the power to vote more than 10% of any class of voting securities” (as those terms are defined in 12 U.S.C. §375b or in regulations promulgated pursuant thereto) of any Lender, of a Bank Holding Company of which any Lender is a subsidiary, or of any subsidiary, of a Bank Holding Company of which any Lender is a subsidiary, of any bank at which any Lender maintains a correspondent account, or of any bank which maintains a correspondent account with any Lender. 8.17 Organizational Structure. The Investors of each of the Borrower are set forth on Exhibit A attached hereto and incorporated herein by reference (or on a revised Exhibit A delivered to the Administrative Agent in accordance with Section 10.05 hereof), and the Capital Commitment of each Investor is set forth on Exhibit A (or on such revised Exhibit A). The structure of the Borrower is as depicted on Schedule 8.19. 8.18 Capital Commitments and Contributions. The aggregate amount of the Unfunded Commitments of all Investors of the Borrower as of the date hereof is $195,216,050.00. The aggregate amount of the Unfunded Commitments of the Included Investor as of the date hereof is $98,616,149.15. There are no Capital Call Notices outstanding except as otherwise disclosed in writing to the Administrative Agent. To the best knowledge of the Borrower, no Investor is in default under its Subscription Agreement, other than in the case of any such defaults occurring after the date hereof that have been disclosed to the Administrative Agent in writing. Prior to the date hereof, the Borrower has satisfied all conditions to its rights to make a Capital Call, including any and all conditions contained in the Subscription Agreements, Side Letters and the applicable Operative Documents. 8.19 Fiscal Year. The fiscal year of the Borrower is the calendar year. 8.20 Investment Company Act. The Borrower is either (i) not an “investment company” within the meaning of the Investment Company Act of 1940, as amended, or (ii) an “investment 76 LEGAL_US_E # 149279255.8 company” that has elected to be regulated as a “business development company” within the meaning of the Investment Company Act of 1940, as amended. 8.21 Margin Stock. The Borrower is not engaged and will not engage, principally or as one of its important activities, in the business of purchasing or carrying margin stock (within the meaning of Regulation U), or extending credit for the purpose of purchasing or carrying margin stock. Following the application of the proceeds of each Borrowing, not more than twenty-five percent (25%) of the value of the assets of the Borrower only and its Subsidiaries on a consolidated basis subject to any restriction contained in any agreement or instrument between the Borrower and any Lender or any Affiliate of any Lender relating to Indebtedness and within the scope of Section 11.01(f) will be margin stock. 8.22 Anti-Money Laundering. To the best of the Borrower’s knowledge with respect to its own Investors (based on representations the Borrower has received from such Investors), no such Investor’s fund used in connection with this transaction are derived from illegal or illicit activities or any activities in violation of AML Laws. None of the Investors is a Sanctioned Person. 8.23 Insurance. The Borrower has, with respect to its respective properties and business, insurance which meets the requirements of Section 9.09 hereof as of the date of this Credit Agreement and the Closing Date, except to the extent the failure to maintain any such insurance would not reasonably be expected to result in a Material Adverse Effect. 8.24 Included Investor Status; Investment Suspension Event. No Exclusion Event or Investment Suspension Event has occurred, unless the Administrative Agent has been notified of the same in writing by the Borrower prior to the delivery of the relevant Loan Notice for a Borrowing, and (a) with respect to any Exclusion Event, the calculation of the Available Commitment in the relevant Loan Notice for a Borrowing reflects the exclusion of the subject Investor as an Included Investor, and (b) with respect to any Investment Suspension Event, the Borrower has complied with all of the requirements of Section 9.04 hereof. 8.25 Location of Books and Records. The location where the Borrower keeps its books and records, including all computer tapes, files and records relating to the Collateral is at the address set forth in Section 8.14 hereof, or such other place of which the Borrower has notified the Administrative Agent in accordance with the terms hereof. 8.26 USA Patriot Act. The Borrower is in compliance with the (a) the Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) and any other enabling legislation or executive order relating thereto, and (b) the Uniting And Strengthening America By Providing Appropriate Tools Required To Intercept And Obstruct Terrorism (USA Patriot Act of 2001). 8.27 Anti-Corruption. The Borrower and all of its subsidiaries and their respective Related Parties have at all times complied with all Anti-Corruption Laws. Neither the Borrower nor its respective subsidiaries and, to the actual knowledge of the Borrower, Related Parties has, directly or indirectly, paid, offered, given, promised to pay, or authorized the payment of any money or anything of value (including any gift, sample, rebate, travel, meal and lodging expense, entertainment service, equipment, debt forgiveness, donation, grant or other thing of value, however characterized) to any Government Official or any other Person at the suggestion, request, direction or for the benefit of any of Government Official or other Person for the purpose of (a) influencing any act or decision of such Government Official in his official capacity, (b) inducing such Government Official to do or omit to do any act in relation to his lawful duty, (c) securing any improper advantage, (d) inducing such Government Official to influence or 77 LEGAL_US_E # 149279255.8 affect any act or decision of any Governmental Authority. No part of the proceeds of the Loans will be used, directly or indirectly, for any payments in violation of the Anti-Corruption Laws. 8.28 Sanctions. The Borrower is in compliance with (a) Sanctions, and (b) in all material respects, AML Laws. Neither the Borrower nor any of its subsidiaries, officers or directors, nor, to the actual knowledge of the Borrower, their respective Affiliates, employees or agents (i) is a Sanctioned Person, (ii) is acting on behalf of a Sanctioned Person, (iii) to the Borrower’s knowledge is under investigation for an alleged breach of Sanction(s) by a Governmental Authority that enforces Sanctions, or (iv) will fund any repayment of the credit with proceeds derived from any transaction that would be prohibited by Sanctions or would otherwise cause the Lender or any other party to this Credit Agreement, or any Related Party, to be in breach of any Sanctions. No Loan, nor the proceeds from any Loan, nor the issuance of any Letter of Credit, has been used, directly or indirectly, to lend, contribute, provide or has otherwise made available to fund any activity or business in any Sanctioned Country or to fund any activity or business of any Sanctioned Person, or in any other manner that will result in any violation by any Person (including any Lender, the Administrative Agent or the Letter of Credit Issuer) of Sanctions. 8.29 No Defenses. The Borrower has no knowledge of any default or circumstance which with the passage of time and/or giving of notice, could constitute an event of default under its Constituent Documents, any Subscription Agreement or Side Letter that would constitute a defense to the obligations of the Investors to make Capital Contributions to the Borrower, as applicable, pursuant to a Capital Call in accordance with the Subscription Agreements or the Operative Documents, and the Borrower has no knowledge of any claims of offset or any other claims of the Investors against the Borrower that would or could diminish or adversely affect the obligations of the Investors to make Capital Contributions and fund Capital Calls in accordance with the Subscription Agreements (and any related Side Letters) or the applicable Operative Documents, including, without limitation, as a result of an Investor’s failure to fund the Catch-up Purchase Price. 8.30 Borrowing Base Certificate. The Borrowing Base Certificate, as it may be updated in writing from time to time by the Borrower, is true and correct in all material respects. 8.31 Investment Suspension Event; Exchange Listing. No Investment Suspension Event has occurred and is continuing under the applicable Operative Documents unless a Notice of Investment Suspension Event has been given to the Administrative Agent pursuant to Section 9.04. No Exchange Listing has occurred. 8.32 Investor Documents. Each Investor has executed a Subscription Agreement which has been provided to the Administrative Agent. For each Investor, the Operative Documents and its Subscription Agreement set forth its entire agreement regarding its Capital Commitment. 9. AFFIRMATIVE COVENANTS. So long as the Lenders have any commitment to lend hereunder or to cause the issuance of any Letters of Credit hereunder, and until payment in full of the Notes and the performance in full of the Obligations (other than unasserted contingent obligations) under this Credit Agreement and the other Loan Documents, the Borrower agrees that, unless the Administrative Agent shall otherwise consent in writing based upon the approval of the Required Lenders (unless the approval of the Administrative Agent alone or a different number of Lenders is expressly permitted below): 9.01 Financial Statements, Reports and Notices. The Borrower shall deliver to the Administrative Agent the following: 78 LEGAL_US_E # 149279255.8

(a) Annual Statements. As soon as reasonably available and in any event within 120 days after the end of each fiscal year of Borrower: (i) audited, unqualified financial statements of Borrower, including a consolidated balance sheet of Borrower and its consolidated Subsidiaries as of the end of such fiscal year and the related consolidated statements of operations for such fiscal year prepared by independent public accountants of nationally recognized standing; and (ii) such other reports, discussions, summaries and statements delivered to substantially all Investors generally with such financial statements. (b) Quarterly Statements. As soon as reasonably available and in any event within 90 days after the end of each of the first three quarters of each fiscal year of Borrower: (i) an unaudited consolidated balance sheet of the Borrower and its consolidated Subsidiaries as of the end of such quarter and the related unaudited consolidated statements of operations for such quarter and for the portion of Borrower’s fiscal year ended at the end of such quarter; and (ii) such other reports, discussions, summaries and statements delivered to substantially all Investors generally with such financial statements. (c) Compliance Certificate. Simultaneously with the delivery of each set of financial statements referred to in clauses (a) and (b) above, a certificate (a “Compliance Certificate”) of a Responsible Officer (who shall be the chief executive officer, chief financial officer, treasurer or a senior officer responsible for financial matters) of Borrower substantially in the form of Exhibit K attached hereto (with blanks appropriately completed in conformity herewith): (i) stating that each such Responsible Officer is familiar with the terms and provisions of the Loan Documents, and has made, or caused to be made under his or her supervision, a detailed review of the transactions and financial condition of the Borrower during the period covered by such Compliance Certificate; (ii) certifying that such financial statements fairly present the financial condition and the results of operations of Borrower on the dates and for the periods indicated, on the basis of Generally Accepted Accounting Principles, subject, in the case of interim financial statements, to normally recurring year-end adjustments; (iii) certifying that the Borrower is in compliance with the Debt Limitations set forth in Section 10.10 hereof, and containing the calculations evidencing such compliance; (iv) certifying whether any Event of Default or, to the knowledge of such Responsible Officer, any Potential Default exists on the date of such certificate and, if any Event of Default or, to the knowledge of such Responsible Officer, any Potential Default then exists, setting forth the details thereof and the action which the Borrower is taking or propose to take with respect thereto; (v) setting forth the Unfunded Commitments of all Investors (identifying Included Investors and Excluded Investors) and a calculation of the Available Commitment (all as of the end of the relevant period); (vi) specifying changes, if any, that the Borrower is aware of, in the name of any Investor or in the identity of any Investor, by merger or otherwise; (vii) listing Subsequent Investors, that have not satisfied the conditions of Section 10.05(f) hereof; (viii) stating that, to the knowledge of the Borrower, no Investor is subject to an Exclusion Event, or otherwise listing such Investors which have been subject to an Exclusion Event; (ix) stating that, based upon information available at the date of the Compliance Certificate: (A) the underlying assets of the Borrower do not constitute Plan Assets; or (B) if the underlying assets of the Borrower then constitute Plan Assets, containing a description of any actions proposed to be taken to timely qualify as an Operating Company or to otherwise remedy such circumstance; and (x) with respect to any Investor for which such information has changed since delivery of the last Compliance Certificate, setting forth complete and current contact information of each Investor (identifying Included Investors and Excluded Investors), including, without limitation, its address and contact information of its Responsible Officers who are responsible for funding Capital Calls from the Borrower (including such Responsible Officer’s phone and facsimile numbers and electronic mail address); provided, however, for the avoidance of doubt, with respect to this clause (x), Excluded Investors which 79 LEGAL_US_E # 149279255.8 subscribe for Subscribed Interest through an HNW Aggregating Vehicle, only the HNW Aggregating Vehicle’s contact information shall be required. (d) Notices Affecting Available Commitment. Promptly and in any event within five (5) Business Days after the delivery by the Borrower of any Plan Asset Notice or receipt by the Borrower of any Plan Asset Opinion, a notice setting forth each Investor to whom any Plan Asset Notice has been sent, or who has delivered any Plan Asset Opinion, as the case may be, and in each case the details thereof; (e) Tax Returns. At the request of the Administrative Agent, within five (5) Business Days of becoming available to the Borrower, copies of all income tax returns (of any jurisdiction) filed by the Borrower; (f) Reporting Relating to Investors. Promptly upon the receipt thereof, copies of all financial statements, reports and other material information and other material correspondence sent to or received by the Borrower from the Investors, including, without limitation, notices of default, notices relating in any way to an Investor’s funding obligation and any notice containing any reference to misconduct of the Borrower, Adviser and/or Administrator; (g) Other Reporting. Within two (2) Business Days of delivery to the Investors, copies of all other financial statements, appraisal reports, material notices, and other matters at any time or from time to time prepared by the Borrower and made available to the Investors, including without limitation, any notice of default, notice of election or exercise of any rights or remedies under the Subscription Agreements, or the applicable Operative Documents, or any notices relating in any way to any Investor’s Capital Commitment, and any notice relating in any way to the misconduct of the Borrower, Adviser and/or Administrator; (h) ERISA Certification. For so long as there is any ERISA Investor, the Borrower shall provide a certificate (“ERISA Notice”) (i) by no later than the 60th day following the conclusion of each Annual Valuation Period of the Borrower, stating that the Borrower has met the requirements to be an Operating Company for the twelve-month period following the end of the previous Annual Valuation Period; or (ii) reasonably promptly following a written request from the Administrative Agent (but no more than twice annually), if (A) the Borrower is not an Operating Company, and (B) less than 25% of the total value of each class of equity interests in the Borrower is held by “benefit plan investors” within the meaning of the Plan Assets Regulation on the date described in Section 9.01(a), stating that based upon information available provided by Investors as of the date of the ERISA Notice that throughout the period commencing on the beginning of the Borrower’s preceding fiscal year (as described in Section 9.01(a)(i)) and continuing through the date of such ERISA Notice, the underlying assets of the Borrower do not constitute Plan Assets; (i) [Reserved]; (j) Investment Period Termination Date and Early Termination of the Borrower. Simultaneously with the sending of notice by the Borrower to any Investor, such notice, or, if no notice is required or sent, promptly upon the Borrower acquiring knowledge thereof, notice of any event (other than the occurrence of passage of time) that has resulted in, or may result in the occurrence of, the Investment Period Termination Date or the early termination of the Borrower; (k) [Reserved]; 80 LEGAL_US_E # 149279255.8

(l) Borrowing Base Certificate. An updated Borrowing Base Certificate certified by a Responsible Officer of Borrower to be true and correct in all material respects setting forth a calculation of the Available Commitment in reasonable detail at each of the following times: (i) within five (5) Business Days following delivery of each Compliance Certificate delivered pursuant to Section 9.01(b); (ii) concurrently with any new Borrowing or request for a Letter of Credit; (iii) simultaneously with the delivery to Administrative Agent of copies of Capital Calls to the Investors; (iv) together with any notice of the occurrence of any Exclusion Event required under Section 9.13 hereof; and (v) on or prior to any transfer or withdrawal by an Included Investor of its Subscribed Interest. (m) [Reserved]. (n) Other Information. Such other information concerning the business, properties, or financial condition of the Borrower as the Administrative Agent shall reasonably request. 9.02 Payment of Taxes. The Borrower shall pay and discharge all taxes, assessments, and governmental charges or levies imposed upon it, upon its income or profits, or upon any property belonging to it before delinquent, if the failure to do so could reasonably be expected to have a Material Adverse Effect; provided, however, the Borrower shall not be required to pay any such tax, assessment, charge, or levy if and so long as the amount, applicability, or validity thereof shall currently be contested in good faith by appropriate proceedings diligently conducted and adequate reserves therefor have been established in accordance with Generally Accepted Accounting Principles. 9.03 Maintenance of Existence and Rights. The Borrower shall preserve and maintain its existence. The Borrower, shall further preserve and maintain all of its rights, privileges, and franchises necessary in the normal conduct of its business and in accordance with all valid regulations and orders of any Governmental Authority the failure of which could reasonably be expected to have a Material Adverse Effect. 9.04 Notice of Default; Notice of Investment Suspension Event. The Borrower shall furnish to the Administrative Agent, promptly upon becoming aware, but not later than one (1) Business Day thereafter, of the existence of any condition or event which constitutes an Event of Default or a Potential Default, a written notice specifying the nature and period of existence thereof and the action which the Borrower is taking or propose to take with respect thereto. The Borrower shall promptly notify the Administrative Agent in writing upon becoming aware: (a) that any Investor has violated or breached any material term of the applicable Subscription Agreement or has become a Defaulting Investor; or (b) of the existence of any condition or event which, with the lapse of time or giving of notice or both, would cause an Investor to become a Defaulting Investor. The Borrower shall notify the Administrative Agent in writing within one (1) Business Day of becoming actually aware of the occurrence of an Investment Suspension Event (a “Notice of Investment Suspension Event”). 9.05 Other Notices. The Borrower will, promptly upon receipt of actual knowledge thereof, notify the Administrative Agent of any of the following events that would reasonably be expected to result in a Material Adverse Effect: (a) any change in the financial condition or business of the Borrower; (b) any default under any material agreement, contract, or other instrument to which the Borrower is a party or by which any of its properties are bound, the result of which could reasonably be expected to have a Material Adverse Effect, or any acceleration of the maturity of any material indebtedness owing by the Borrower; (c) any uninsured claim against or affecting the Borrower or any of its properties; (d) the commencement of, and any material determination in, any litigation with any third party or any proceeding before any Governmental Authority affecting the Borrower in any material respect; (e) any Environmental Complaint or any claim, demand, action, event, condition, report or investigation 81 LEGAL_US_E # 149279255.8 indicating any potential or actual liability arising in connection with: (i) the non-compliance with or violation of the requirements of any Environmental Law or any permit issued under any Environmental Law; or (ii) the Release or threatened Release of any Hazardous Material into the environment; (f) the existence of any Environmental Lien on any Properties or assets of the Borrower; or (g) any material remedial action taken by the Borrower in response to any order, consent decree or judgment of any Governmental Authority or any Environmental Liability. 9.06 Compliance with Loan Documents and Constituent Documents. Unless otherwise approved in accordance with the terms of this Credit Agreement (which approval, by such terms, may require more or fewer Lenders than the Required Lenders), the Borrower shall comply with any and all covenants and provisions of this Credit Agreement, the Notes, and all of the other Loan Documents executed by it. The Borrower will comply with any and all covenants and provisions of its Constituent Documents, Operative Documents, Subscription Agreements and Side Letters. The Borrower shall use the proceeds of any Loans, and the Borrower shall use the proceeds of any Capital Call Notices, in each case, only for such purposes as are permitted by the applicable Operative Documents and shall conduct its business in accordance with the Subscription Agreements and the applicable Operative Documents. 9.07 Books and Records; Access. The Borrower shall give any representative of the Administrative Agent or the Lenders, or any of them, access during all business hours to, and permit their representatives to examine, copy, or make excerpts from, any and all books, records, and documents in the possession of the Borrower and relating to its affairs, and to inspect any of the properties of the Borrower. 9.08 Compliance with Law. The Borrower shall comply in all material respects with all laws, rules, regulations, and all orders of any Governmental Authority, including, without limitation, Environmental Laws, ERISA, and the Anti-Corruption Laws. Within one-hundred eighty (180) days of the date of this Credit Agreement, the Borrower shall implement policies, procedures, and internal controls designed to promote compliance by the Borrower and, in connection with the Borrower, its respective directors, officers and employees, with the Anti-Corruption Laws. 9.09 Insurance. The Borrower will maintain, directly or indirectly, insurance against such casualties, risks, and contingencies, and in such types and amounts, as are consistent with customary practices and standards of the industry in which the Borrower operates and the failure of which to maintain could have a Material Adverse Effect. 9.10 Authorizations and Approvals. The Borrower shall promptly obtain, from time to time at its own expense, all such governmental licenses, authorizations, consents, permits and approvals as may be required to enable the Borrower to comply with its obligations hereunder, under the other Loan Documents, the Subscription Agreements and its Constituent Documents to the extent that the failure to obtain any such licenses, authorizations, consents, permits and approvals could reasonably be expected to have a Material Adverse Effect. 9.11 Maintenance of Liens. The Borrower shall perform all such acts and execute and deliver all such documents, security agreements, financing statements, notices, assignments, and other collateral documents (all of which shall be deemed part of the Collateral Documents), in form and substance reasonably satisfactory to the Administrative Agent, as the Administrative Agent may reasonably request in order to enable the Lenders to report, file, and record every instrument that the Administrative Agent may deem necessary in order to grant to, or perfect and maintain in favor of, the Lenders, the first priority security interests (subject to Permitted Liens) in any of the Collateral and otherwise to preserve and protect the rights of the Lenders. 82 LEGAL_US_E # 149279255.8

9.12 Further Assurances. The Borrower shall make, execute or endorse, and acknowledge and deliver or file or cause the same to be done, all such vouchers, invoices, notices, certifications, and additional agreements, undertakings, conveyances, transfers, assignments, financing statements, or other assurances, and take any and all such other action, as the Administrative Agent may, from time to time, reasonably deem necessary in connection with this Credit Agreement or any of the other Loan Documents, the obligations of the Borrower hereunder or thereunder, or for better assuring and confirming unto the Lenders all or any part of the security for any of such obligations anticipated herein. 9.13 Investor Financial and Rating Information. (x) The Borrower shall request, from each Included Investor, its Required Report and any other information, as agreed in writing from time to time with the Administrative Agent, and shall, upon receipt of such information, promptly deliver same to the Administrative Agent, or shall promptly notify the Administrative Agent of its failure to timely obtain such information; (y) the Borrower will promptly notify the Administrative Agent in writing (but in no event later than two (2) Business Days) after: (a) becoming aware of: (i) any decline in the Rating of any Included Investor, or decline in the capital status of any Included Investor that is a Bank Holding Company, whether or not such change results in an Exclusion Event and (ii) any other Exclusion Event; and (b) becoming aware of the existence of any condition or event which, with the lapse of time or giving of notice or both, would cause an Exclusion Event. 9.14 Collateral Account. Borrower shall ensure that, at all times, the Administrative Agent shall have electronic monitoring access to each Collateral Account, unless otherwise agreed by the Administrative Agent in its sole discretion. 9.15 Borrower Action Upon Investor Default. If at any time following the occurrence and during the continuation of an Event of Default or during the existence of a Borrowing Base Deficiency any Investor has failed to fund a Capital Contribution, the Borrower shall (if during an Event of Default, only with the prior written consent of the Administrative Agent) exercise such rights and remedies available under the applicable Operative Documents and the applicable Subscription Agreement as to such defaulting Investor in order to cure any default under the applicable Operative Documents and the applicable Subscription Agreement caused by the failure of such Investor to fund its required Capital Contribution, which may include, without limitation, requiring the non-defaulting Investors to make an additional Capital Contribution in accordance with the applicable Operative Documents. 9.16 Discharge of Liabilities. The Borrower shall pay and discharge, at or before maturity, all of its respective material obligations and liabilities, including, without limitation, any obligation pursuant to any agreement by which it or any of its Properties is bound except where such failure would not cause a Material Adverse Effect. 9.17 Compliance with Sanctions and AML Laws. The Borrower shall comply with all applicable Sanctions and AML Laws. The Borrower shall conduct the requisite due diligence in connection with the transactions contemplated herein for purposes of complying with Sanctions and AML Laws, including with respect to the legitimacy of the applicable Investor and the origin of the assets used by such Investor to purchase the property in question, and will maintain sufficient information to identify the applicable Investor for purposes of Sanctions and AML Laws. The Borrower shall, upon the request of the Administrative Agent from time to time, provide certification and other evidence of the Borrower’s compliance with this Section 9.17. 10. NEGATIVE COVENANTS. So long as the Lenders have any commitment to lend hereunder or to cause the issuance of any Letter of Credit hereunder, and until payment and performance in full of the Obligations under this Credit Agreement and the other Loan Documents, the Borrower agrees that, without the prior written consent of the Administrative Agent, based upon the approval of Required 83 LEGAL_US_E # 149279255.8

Lenders (unless the approval of the Administrative Agent alone or a different number of Lenders is expressly permitted below): 10.01 Mergers; Dissolution. The Borrower will not merge or consolidate with or into any Person, unless a Borrower is the surviving entity. The Borrower shall not take any action to dissolve, liquidate, wind up, terminate, merge or consolidate the Borrower, including, without limitation, any action to sell or dispose of all or substantially all of the property of the Borrower. None of the Borrower, Administrator or Adviser will take any action to liquidate, dissolve or terminate the Borrower, including, without limitation, any action to sell or dispose of all or substantially all of the property of Borrower. Borrower will not effectuate a Maryland Division. 10.02 Negative Pledge on Collateral. (a) Without the approval of all Lenders, the Borrower shall not (i) create or suffer to exist any Lien (other than Permitted Liens) upon the Collateral, other than a first priority security interest (subject to Permitted Liens) in and upon the Collateral to the Administrative Agent for the benefit of the Secured Parties, and (ii) delegate to any Person the right to make and enforce Capital Calls upon the Investors pursuant to the terms of the Operative Documents. (b) Without the approval of all Lenders, the Borrower shall not permit any Investor pledging or otherwise granting a security interest or Lien (other than, with respect to Excluded Investors, Permitted Liens) on such Investor’s Subscribed Interest in the Borrower. 10.03 Fiscal Year and Accounting Method. Without the prior written consent of Administrative Agent alone (such approval not to be unreasonably withheld or delayed), the Borrower will not change its respective fiscal year or method of accounting. 10.04 Constituent Documents. Without the prior written consent of the Administrative Agent consistent with this Section 10.04 and Section 13.07 hereof, the Borrower shall not alter, amend, modify, terminate, or change in any manner that could reasonably be expected to be adverse to the Administrative Agent or the Lenders any provision of the applicable Operative Documents (including, without limitation, any limitation on indebtedness (and for the avoidance of doubt, any change to the maximum amount of leverage that may be incurred that is implemented through the vote of the Investors or approval of the Board of Directors of such Borrower shall be deemed an amendment for purposes of this Section 10.04)), Side Letter or the Subscription Agreements or enter into any new Side Letter with any Investor, affecting the Investors’ debts, duties, obligations, and liabilities, and the rights, titles, security interests, liens, powers and privileges of the Borrower, the Administrative Agent or the Lenders, in each case relating to the Collateral, Capital Call Notices, Capital Commitments, Capital Contributions, Unfunded Commitments or that the Administrative Agent otherwise determines could reasonably have a Material Adverse Effect on the Lenders (each a “material amendment”). With respect to any such proposed amendment, modification or change to the applicable Operative Documents, Side Letter or the Subscription Agreements or any new Side Letter with any Investor, the Borrower shall notify the Administrative Agent of such proposal. The Administrative Agent shall determine, in its sole discretion (that is, the determination of the other Lenders shall not be required) on the Administrative Agent’s good faith belief, whether such proposed amendment, modification or change to such document or such new Side Letter is a material amendment, and shall use reasonable efforts to notify the Borrower of its determination within five (5) Business Days of the date on which it is deemed to have received such notification pursuant to Section Error! Reference source not found. hereof. If the Administrative Agent determines that the proposed amendment is a material amendment, the approval of the Required Lenders and the Administrative Agent will be required (unless the approval of all Lenders is required consistent with the terms of Section 13.01 hereof), and the Administrative Agent shall promptly notify the Lenders 84 LEGAL_US_E # 149279255.8 of such request for such approval, distributing, as appropriate, the proposed amendment and any other relevant information provided by the Borrower. If the Administrative Agent determines that the proposed amendment is not a material amendment, the Borrower may make such amendment or enter into such Side Letter without the consent of the Administrative Agent; provided, however, the Borrower shall promptly deliver to the Administrative Agent an executed copy of such amendment and/or Side Letter upon the effectiveness of such amendment and/or Side Letter. Notwithstanding the foregoing, without the consent of the Administrative Agent or the Lenders, the Borrower may amend the Operative Documents or the Subscription Agreements: (i) solely to reflect the addition of new Investors to the extent such admission is permitted by this Credit Agreement; and (ii) to reflect transfers of Common Shares or Subscribed Interests permitted by this Credit Agreement. 10.05 Transfer by, Admission, Redemption and Withdrawal of, Investors. (a) Transfer of Subscribed Interests. The Borrower shall not permit the transfer of the Subscribed Interest or of the Unfunded Commitments of any Investor, unless (i) solely with respect to Included Investors, reasonable prior written notice has been delivered to Administrative Agent, (ii) prior to permitting such transfer, the Borrower shall have complied with Section 10.05(f) below and cured any resulting mandatory prepayment, and (iii) the transferee does not appear on any list of “Specially Designated Nationals” or list of known or suspected terrorists generated by OFAC. All transfers of Subscribed Interests must be made pursuant to, and in accordance with, the terms of the applicable Operative Documents and/or the Constituent Documents, as applicable. With respect to Excluded Investors, the Borrower shall provide the Administrative Agent with notice of the transfer of the Subscribed Interest or of the Unfunded Commitments of such Investor within two (2) Business Days of such transfer; provided, that the transfer date shall be deemed to be the date on which the transfer is approved by all parties to the applicable transfer agreement and the Subscribed Interest is moved to such new Investor. (b) Designation of Transferee. A transferee that meets the Applicable Requirement, and that has delivered the documents specified in clauses (i) and, to the extent applicable, (ii) of Section 7.01(l), may be designated as an Included Investor with the prior written consent of the Administrative Agent in its reasonable discretion. Designation of any other transferee as an Included Investor will require the consent of all Lenders. (c) Admission of Investors. Any admission of an assignee of an interest in the Borrower or as a substitute Investor and any admission of a Person as a new Investor of the Borrower shall be subject to (i) such Person’s compliance with Sanctions and AML Laws, and (ii) such Person not causing any Lender to be non-compliant with any such rules, regulations and related policies. (d) Redemption of Subscribed Interests; Withdrawal of Investors. The Borrower shall provide prior written notice to the Administrative Agent of the redemption of the Subscribed Interests or the withdrawal, as applicable, of an Investor; provided, that, without the prior written consent of the Administrative Agent and all Lenders, in their sole and absolute discretion, the Borrower shall not redeem the Subscribed Interests or permit the withdrawal, as applicable, of TIAA or any Investor which is wholly-owned by TIAA. (e) Documentation Requirements. The Borrower shall require that any Person admitted as a substitute or new Investor (whether due to a transfer by an existing Investor or otherwise) (a “Subsequent Investor”) shall, as a condition to such admission, deliver documentation similar to that described in Section 7.01(l) satisfactory to the Administrative Agent in its reasonable discretion. In the event any Person is admitted as an additional or 85 LEGAL_US_E # 149279255.8 substitute Investor, the Borrower shall promptly deliver to the Administrative Agent a revised Exhibit A to this Credit Agreement, containing the names of each Investor and the Capital Commitments and Unfunded Commitments of each Investor. (f) Funding Requirements. In furtherance, and not in limitation, of the requirements of Section 10.05(a) and (d), prior to the effectiveness of any transfer or withdrawal by, or redemption of the Subscribed Interests of, an Included Investor, the relevant Borrower shall calculate whether, taking into account the Capital Commitments of the Included Investor in the Borrower as if such transfer, withdrawal or redemption, as applicable, had occurred, the transfer, withdrawal or redemption, as applicable, would cause a Borrowing Base Deficiency, and shall, to the extent the Borrower does not otherwise have funds available in any Collateral Account, make any Capital Calls required to pay any resulting Mandatory Prepayment (and for the avoidance of doubt the assignor, withdrawing or redeemed, as applicable, Investor shall be obligated to fund its portion of such Capital Call), and shall make such resulting Mandatory Prepayment, in each case, prior to permitting such transfer, withdrawal or redemption, as applicable. 10.06 Capital Commitments. The Borrower shall not: (a) without the prior written consent of the Administrative Agent (which consent may be withheld in the sole and absolute discretion of the Administrative Agent), abate, cancel, reduce, excuse, suspend or defer the Capital Commitment or Unfunded Commitment of any Excluded Investor; and (b) without the prior written approval of the Administrative Agent and all Lenders (which consent may be withheld in the sole and absolute discretion of the Administrative Agent and the Lenders): (i) issue any Capital Call Notices other than in compliance with Section 5.02(c) hereof; (ii) abate, cancel, reduce, excuse, suspend or defer the Capital Commitment or Unfunded Commitment of any Included Investor; or (iii) excuse any Investor from or permit any Investor to defer any Capital Contribution, if the proceeds from the related Capital Call Notice are to be applied to the Obligations hereunder. 10.07 ERISA Compliance. (a) Neither the Borrower nor, except as would not reasonably be expected to result in a Material Adverse Effect or a Lien under ERISA or Section 430(k) of the Code on any assets of the Borrower, any ERISA Affiliate shall establish, maintain or contribute to any Plan. Without the approval of all Lenders, the Borrower will not take any action that would: (i) cause it to fail to qualify as an Operating Company, if it has qualified (or was previously intended to qualify) as such or otherwise cause its underlying assets to otherwise constitute Plan Assets; or (ii) assuming that no Lender is using Plan Assets in connection with the Loans or the Loan Documents unless the Lender relies on a prohibited transaction exemption, give rise to a nonexempt prohibited transaction that will subject the Administrative Agent or the Lenders, or any of them, to any tax or penalty on prohibited transactions imposed under Section 4975(c)(1)(A), (B), (C) or (D) of the Internal Revenue Code, Section 406(a) of ERISA or Similar Law. 10.08 Environmental Matters. Except for such conditions as are in or will promptly be brought into compliance with relevant Environmental Laws or otherwise would not reasonably be expected to result in a Material Adverse Effect, no Borrower: (a) shall cause any Hazardous Material to be generated, placed, held, located or disposed of on, under or at, or transported to or from, any Property of Borrower in material violation of Environmental Law; or (b) shall not permit any such Property to ever be used as a dump site or storage site (whether permanent or temporary) for any Hazardous Material in material violation of Environmental Law. 10.09 Limitations on Dividends and Distributions. (a) The Borrower shall not declare or pay any dividends or distributions except as permitted under the Operative Documents and the Subscription Agreements. 86 LEGAL_US_E # 149279255.8

(b) The Borrower shall not declare or pay any dividends or distributions other than Permitted Distributions if a Cash Control Event exists; provided, however, no Permitted Distributions may be made from any Collateral Account (x) during an Event of Default under Section 11.01(a), (g) or (h), or (y) after the Obligations have been accelerated. Except as set forth in the immediately preceding sentence, Permitted Distributions may be made from any Collateral Account during a Cash Control Event (i) if such amounts being distributed were in the Collateral Account prior to the occurrence of the Cash Control Event (and such amounts are not proceeds of a Capital Call that triggered a mandatory prepayment hereunder), (ii) if such amounts being distributed were deposited into such Collateral Account pursuant to a Capital Call made after the occurrence of the Cash Control Event and the amount of such Capital Call (x) was less than two percent (2%) of the Borrower’s assets and (y) did not trigger a mandatory prepayment under this Credit Agreement and (iii) if amounts to be received in connection with a Pending Capital Call will be sufficient to cure such Cash Control Event. 10.10 Limitation on Debt. (a) The Borrower shall not incur any Indebtedness in violation of the leverage restrictions set forth in the Operative Documents as in effect on the date of this Credit Agreement. (b) Borrower shall maintain total balance sheet assets minus total balance sheet liabilities equal to or greater than zero (0) (clauses 10.10(a) and 10.10(b), collectively, the “Debt Limitations”). 10.11 Dissolution. Without the consent of all Lenders, the Borrower shall not take any action to terminate, wind-up, dissolve or liquidate the Borrower so long as the Obligations remain outstanding and this Credit Agreement remains in effect. 10.12 Capital Commitments. The Borrower shall not (i) transfer the Unfunded Commitments of one or more Investors to any Person or Entity or (ii) cause Capital Contributions to be made to any Person or Entity other than the Borrower. 10.13 Sanctions. (a) The Borrower shall not (and the Borrower shall ensure that no other member of the Borrower will) directly or indirectly, use the proceeds of any Loan or L/C Credit Extension (or lend, contribute or otherwise make available such proceeds to any person) in violation of Sanctions (including without limitation as a result of the proceeds of any Loan or L/C Credit Extension being used to fund or facilitate any activities or business of, with or related to (or otherwise to make funds available to or for the benefit of) any Person that is a Sanctioned Person) or in any other manner that will result in any violation by any Person (including any Lender, the Administrative Agent or the Letter of Credit Issuer) of Sanctions. Neither the Borrower nor any of its Subsidiaries (a) has assets in Sanctioned Countries, or (b) derives operating income from investments in, or transactions with Sanctioned Persons or Sanctioned Countries. No part of the proceeds of any Loan hereunder will be used directly or indirectly to fund any operations in, finance any investments or activities in or make any payments to, a Sanctioned Person or a Sanctioned Country. (b) The Borrower shall ensure that (i) no person that is a Sanctioned Person will have any legal or beneficial interest in any funds repaid or remitted by the Borrower to any Lender in connection with any Loan or L/C Credit Extension, and (ii) they shall not use any revenue or 87 LEGAL_US_E # 149279255.8 benefit derived from any activity or dealing with a Sanctioned Person for the purpose of discharging amounts owing to any Lender hereunder or any other Loan Document. (c) The Borrower shall implement and maintain appropriate safeguards designed to prevent any action that would be contrary to paragraph (a) or (b) above. (d) The Borrower shall, and shall procure that each other member of the Borrower will, promptly upon becoming aware of the same, supply to the Administrative Agent details of any claim, action, suit, proceedings or investigation against it with respect to Sanctions. 10.14 Capital Call Termination Event. The Borrower shall not take, or permit to be taken, any action which could result in the occurrence of a Capital Call Termination Event prior to the Stated Maturity Date. 10.15 Limitation on Adviser and Administrator. (x) The Adviser shall, at all times, act as the primary investment adviser of the Borrower, and (y) the Administrator shall, at all times, act as the sole fund administrator of the Borrower; provided, however, in the case of each of clauses (x) and (y), the Adviser or the Administrator, as applicable, may assign its interest as the investment adviser or administrator, as applicable, to an Affiliate which is wholly owned (whether directly or indirectly) and Controlled by TIAA, so long as: (a) the Borrower shall have given Administrative Agent prior written notice of the intention to effect such transfer, and copies of such documents evidencing such transfer upon the effectuation thereof; and (b) Administrative Agent shall be otherwise reasonably satisfied that appropriate agreements have been effected to protect the interests of Administrative Agent and the Lenders with respect to the Collateral. 10.16 Collateral Accounts. The Borrower shall not direct, authorize or otherwise permit any proceeds, monies or sums paid by the Investors pursuant to any Capital Call to be deposited, credited or otherwise included in any account other than a Collateral Account. The Borrower shall not, and shall not cause any of its Subsidiaries to, deposit or otherwise credit, or cause or permit to be so deposited or credited, to the Collateral Accounts cash or cash proceeds other than Capital Contributions. 10.17 Exchange Listing. Borrower shall not take any action which could result in the Exchange Listing occurring prior to the Maturity Date. 11. EVENTS OF DEFAULT. 11.01 Events of Default. An “Event of Default” shall exist if any one or more of the following events (herein collectively called “Events of Default”) shall occur and be continuing: (a) the Borrower shall fail to pay when due: (i) any principal of the Obligations in the currency required hereunder; or (ii) any interest on the Obligations or any fee, expense, or other payment required hereunder, including, without limitation, payment of cash for deposit as cash collateral as required hereunder, and such failure under this clause (ii) shall continue for five (5) Business Days thereafter; (b) any representation or warranty made or deemed made by the Borrower under this Credit Agreement or any of the other Loan Documents, or in any certificate or statement furnished or made to the Lenders or any of them by the Borrower pursuant hereto or in connection herewith or with the Loans or L/C Credit Extensions, shall prove to be untrue or inaccurate in any material respect (without duplication of the qualification effected by the phrase “in all material respects” or “in any material respect” or similar phrases in respect of such 88 LEGAL_US_E # 149279255.8 representations and warranties) as of the date on which such representation or warranty is made, deemed made or when furnished and, to the extent such breach can be cured, such breach of such representation or warranty shall not have been cured to the satisfaction of the Administrative Agent within thirty (30) days after the earlier of: (i) written notice thereof has been given by the Administrative Agent to Borrower, or (ii) the Borrower becoming aware of such breach; (c) default shall occur in the performance of any of the covenants or agreements contained herein (other than the covenants contained in Section 2.01(c)(xviii), Section 9.01, Section 9.04, Section 9.13, Section 9.17, or Section 10), or of the other covenants or agreements of the Borrower contained in any other Loan Documents executed by any of them, and such default shall continue uncured to the satisfaction of the Administrative Agent for a period of thirty (30) days after the earlier of: (x) written notice thereof has been given by the Administrative Agent to the Borrower or (y) the Borrower becoming aware of such default; (d) either (x) default shall occur in the performance of the covenants and agreements of the Borrower contained in Section Error! Reference source not found., Section Error! Reference source not found., Section 9.17, or Section 10, or (y) default shall occur in the performance of the covenants and agreements of the Borrower contained in Section Error! Reference source not found. or Section Error! Reference source not found., and, in the case of this clause (y), such default shall continue uncured to the satisfaction of the Administrative Agent for a period of three (3) Business Days after the earlier of: (x) written notice thereof has been given by the Administrative Agent to the Borrower or (y) the Borrower becoming aware of such default; (e) any of the Loan Documents shall: (i) cease, in whole or in material part, to be legal, valid, binding agreements enforceable against the Borrower in accordance with the terms thereof; (ii) in any way be terminated other than in accordance with their respective terms or become or be declared ineffective or inoperative; or (iii) in any way whatsoever cease to give or provide the respective exclusive, perfected, first priority Liens, security interest, rights, titles, interest, remedies, powers, or privileges intended to be created thereby; (f) monetary or non-monetary default of recourse Indebtedness or Guaranty Obligations of the Borrower in an amount greater than or equal to $50,000,000, and such default shall continue for more than the applicable period of grace, if any; (g) the Borrower, Administrator or Adviser shall: (i) apply for or consent to the appointment of a receiver, trustee, custodian, intervenor, or liquidator of itself or of all or a substantial part of its assets; (ii) file a voluntary petition in bankruptcy or winding up, dissolution or admit in writing that it is unable to pay its debts as they become due; (iii) make a general assignment for the benefit of creditors; (iv) file a petition or answer seeking reorganization or an arrangement with creditors or to take advantage of any Debtor Relief Laws; (v) file an answer admitting the material allegations of, or consent to, or default in answering, a petition filed against it in any bankruptcy, reorganization or insolvency proceeding; or (vi) take partnership or corporate action for the purpose of effecting any of the foregoing; (h) the commencement of any proceeding under any Debtor Relief Laws relating to the Borrower, Administrator or Adviser or all or substantially all of its respective property is instituted without the consent of such Person and continues undismissed or unstayed for a period of sixty (60) days; or an order for relief, judgment or decree shall be entered by any court of competent jurisdiction or other competent authority approving a petition seeking reorganization, winding up or liquidation of the Borrower, Administrator or Adviser or appointing a receiver, 89 LEGAL_US_E # 149279255.8 custodian, trustee, intervenor, liquidator, administrator or similar entity of such Person, or of all or substantially all of its assets; (i) any final judgment(s) for the payment of money in excess of the sum of $50,000,000 in the aggregate shall be rendered against the Borrower and such judgment or judgments remain unsatisfied or unstayed for a period of thirty (30) days or would reasonably be expected to have a Material Adverse Effect; (j) [Reserved]; (k) (i) the Borrower shall fail to deliver to the Administrative Agent an ERISA Notice, which is required to be provided pursuant to Section 9.01(h) hereof, within ten (10) Business Days following the Administrative Agent’s written notice to the Borrower that it has failed to deliver such certificate by the date due set forth in Section 9.01(h) hereof and the underlying assets of the Borrower shall constitute Plan Assets; or (ii) the Borrower shall fail or cease to meet an exception under the Plan Assets Regulation and the transactions contemplated hereby constitute a non-exempt prohibited transaction under Section 406(a) of ERISA, Section 4975 of the Internal Revenue Code or Similar Law; (l) the issuance to Borrower of any administrative order by any Governmental Authority under any Environmental Law, or the issuance to Borrower of any injunctive order by any court under any Environmental Law, which, in the Administrative Agent’s reasonable judgment, will result in a Material Adverse Effect; or (m) (i) Borrower, Adviser, Administrator or any Affiliate thereof shall repudiate, challenge, declare unenforceable, disaffirm or materially breach its obligations under any Operative Document, or (ii) or any Affiliate of the Adviser or Administrator thereof shall fail to make any Capital Contribution when due, without regard to any cure period contained in the Operative Documents; (n) other than in connection with the replacement of the Adviser pursuant to, and in accordance with, Section 10.15, the Advisory Agreement shall cease to be in full force and effect, or the Adviser ceases to be the primary investment adviser of the Borrower, whether pursuant to the Adviser’s resignation, dissolution, liquidation or removal from its role under the Advisory Agreement; or (o) other than in connection with the replacement of the Administrator pursuant to, and in accordance with, Section 10.15, the Administration Agreement shall cease to be in full force and effect, or the Administrator ceases to be the sole administrator of the Borrower, whether pursuant to the Administrator’s resignation, dissolution, liquidation or removal from its role under the Administration Agreement; (p) a Change of Control Event shall have occurred; or (q) one (1) or more Investors having Capital Commitments aggregating fifteen percent (15%) or greater of the total Capital Commitments shall fail to fund all or any portion of any Capital Call, beyond any applicable grace periods expressly set forth in any Partnership Agreement or Subscription Agreement. 11.02 Remedies Upon Event of Default. If an Event of Default shall have occurred and be continuing, then the Administrative Agent may, and, upon the direction of the Required Lenders, shall: 90 LEGAL_US_E # 149279255.8

(a) suspend the Commitments of the Lenders and any obligation of the Letter of Credit Issuer to make L/C Credit Extensions until such Event of Default is cured; (b) reduce the Commitments of the Lenders to an amount equal to the then outstanding Obligation until such Event of Default is cured; (c) terminate the Commitment of the Lenders and any obligation of the Letter of Credit Issuer to make L/C Credit Extensions hereunder; (d) declare the principal of, and all interest then accrued on, the Obligations to be forthwith due and payable (including the liability to fund the Letter of Credit Liability hereunder), whereupon the same shall forthwith become due and payable without presentment, demand, protest, notice of default, notice of acceleration, or of intention to accelerate or other notice of any kind all of which Borrower hereby expressly waives, anything contained herein or in any other Loan Document to the contrary notwithstanding; (e) require that the Borrower Cash Collateralize its Letter of Credit Liability (in an amount equal to the then-outstanding amount thereof); (f) exercise any right, privilege, or power set forth in Section 5.02 hereof, including, but not limited to, the initiation of Capital Call Notices of the Capital Commitments; (g) exercise any irrevocable power of attorney granted to the Administrative Agent by the Borrower under any Loan Documents, in such manner as the Administrative Agent shall deem necessary or advisable to protect its security interests in the Collateral and/or obtain repayment of the Obligations including, without limitation, the Administrative Agent’s right to make Capital Calls; (h) without notice of default or demand, pursue and enforce any of the Administrative Agent’s, the Lenders’, or the Letter of Credit Issuer’s rights and remedies under the Loan Documents, or otherwise provided under or pursuant to any applicable law or agreement; (i) take or bring in the Borrower’s name or that of the Lenders all steps, actions, suits, or proceedings deemed by the Administrative Agent necessary or desirable to effect possession or collection of Collateral; (j) take such actions with respect to the Collateral as are necessary in order to pay the Obligations, and to perform the Subscription Agreements, and the Operative Documents to the extent required to effect such actions; or (k) exercise any right, privilege, power, or remedy provided to the Borrower under the Constituent Documents, Subscription Agreements or the Security Agreement or relating to the right to call for and to receive Capital Contributions; provided, however, that if any Event of Default specified in Section 11.01(g) or Section 11.01(h) hereof shall occur, the obligation of each Lender to make Loans and any obligation of the Letter of Credit Issuer to make L/C Credit Extensions shall automatically terminate, the principal of, and all interest on, the Obligations shall thereupon become due and payable concurrently therewith, and the obligation of the Borrower to Cash Collateralize the Letter of Credit Liability as aforesaid shall automatically become effective, in each case without any further action by the Administrative Agent or the Lenders, or any of them, and without presentment, demand, protest, notice of default, notice of acceleration, or of intention to accelerate or other notice of any kind, all of which Borrower hereby expressly waives. Notwithstanding anything to the contrary herein, upon the occurrence and during the continuance of an Event of Default (other than those described in Section 11.01(g), (h), (l), (m), (n) or (o)), the Administrative Agent shall not issue Capital Calls to the Investors until the Business Day immediately following the Initial Payment Date, provided, that, (i), the Administrative Agent receives, within five (5) Business Days of such Event of Default written notice from the Borrower of its intention to issue a Capital Call to the Investors sufficient to repay the Obligations in full, (ii) such Capital Call is issued within the five (5) Business Day period set forth in the immediately preceding clause (i), and must require the Investors to fund their related Capital Contribution within fifteen (15) Business Days after the date of such Capital Call (such fifteenth (15th) Business Day being the “Initial Payment Date”); (iii) the Capital Contributions and all other amounts paid by the Investors in respect of such Capital Call are deposited into the Collateral Account, and (iv) the Borrower directs the depository that such Capital Contributions and other payments by the Investors, together with any other funds held for or credited to the Borrower in the applicable Collateral Account, shall be withdrawn by the Administrative Agent to prepay the Obligations in their entirety; provided further that nothing in this Section 11.02 or in any other Loan Document shall prohibit the Administrative Agent or any Secured Party from exercising any remedies it may have with respect to (i) the Collateral Accounts and taking any such actions as may be required to 91 LEGAL_US_E # 149279255.8 protect their rights in a bankruptcy proceeding or (ii) any Event of Default under Section 11.01(g), (h), (m), (n), (o) or (p) or which was triggered by the failure of the Borrower to issue a Capital Call upon its Investors following a Mandatory Prepayment pursuant to Section 2.01(d) hereof and/or make such mandatory prepayment following the receipt of such related Capital Contributions, in each case, as required by this Credit Agreement. 11.03 Performance by the Administrative Agent. Should the Borrower fail to perform any covenant, duty, or agreement contained herein or in any of the Loan Documents, as applicable, and such failure continues beyond any applicable cure period, the Administrative Agent may, but shall not be obligated to, perform or attempt to perform such covenant, duty, or agreement on behalf of such Person. In such event, the Borrower shall, at the request of the Administrative Agent promptly pay any reasonable amount expended by the Administrative Agent in such performance or attempted performance to the Administrative Agent at the Administrative Agent’s Office, together with interest thereon at the Default Rate from the date of such expenditure until paid. Notwithstanding the foregoing, it is expressly understood that neither the Administrative Agent nor the Lenders assume any liability or responsibility for the performance of any duties of the Borrower, or any related Person hereunder or under any of the Loan Documents or other control over the management and affairs of the Borrower, or any related Person, nor by any such action shall the Administrative Agent or the Lenders be deemed to create a partnership arrangement with the Borrower or any related Person. 11.04 Good Faith Duty to Cooperate. In the event that the Administrative Agent or Required Lenders elect to commence the exercise of remedies pursuant to Section 11.02 or 11.03 as a result of the occurrence of any Event of Default, the Borrower agrees to cooperate in good faith with the Administrative Agent to enable the Administrative Agent to issue Capital Calls and enforce the payment thereof by the Investors, including but not limited to providing contact information for each Investor within two (2) Business Days of request. 12. ADMINISTRATIVE AGENT. 12.01 Appointment and Authority. Each of the Lenders and the Letter of Credit Issuer hereby irrevocably appoints SMBC to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Section 12 are solely for the benefit of the Administrative Agent, the Lenders, and the Letter of Credit Issuer, and the Borrower shall have no rights as a third party beneficiary of any of such provisions. 12.02 Rights as a Lender. The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders. 12.03 Exculpatory Provisions. The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents. Without limiting the generality of the foregoing, the Administrative Agent: 92 LEGAL_US_E # 149279255.8

(a) shall not be subject to any fiduciary or other implied duties, regardless of whether an Event of Default has occurred and is continuing; (b) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable law; and (c) shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall not be liable for any action taken or not taken by it: (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 11.02 and 13.01); or (ii) in the absence of its own gross negligence or willful misconduct. The Administrative Agent shall be deemed not to have knowledge of any Potential Default or Event of Default (except with respect to defaults in the payment of principal, interest and fees required to be paid to the Administrative Agent for the account of the Lenders) unless and until notice describing the same is given to the Administrative Agent by the Borrower, a Lender or the Letter of Credit Issuer. The Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into: (i) any statement, warranty or representation made in or in connection with this Credit Agreement or any other Loan Document; (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith; (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Potential Default or Event of Default; (iv) the validity, enforceability, effectiveness or genuineness of this Credit Agreement, any other Loan Document or any other agreement, instrument or document; (v) the satisfaction of any condition set forth in Section 7 or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent; (vi) the title of any Person to any Collateral; (vii) any defect or failure in the title of any Person, whether that defect or failure was known to the Administrative Agent or might have been discovered upon examination or inquiry and whether capable of remedy or not; or (viii) the provision of notice of the Collateral being given to any third party or otherwise perfecting or registering the security created by the Collateral. 12.04 Reliance by the Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, or the issuance of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or the Letter of Credit Issuer, the Administrative Agent may presume that such condition is satisfactory to such Lender or the Letter of Credit Issuer unless the Administrative 93 LEGAL_US_E # 149279255.8

Agent shall have received notice to the contrary from such Lender or the Letter of Credit Issuer prior to the making of such Loan or the issuance of such Letter of Credit. The Administrative Agent may consult with legal counsel, independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. 12.05 Delegation of Duties. The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub- agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Section shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as the Administrative Agent. 12.06 Resignation of the Administrative Agent. The Administrative Agent may at any time give notice of its resignation to the Lenders, the Letter of Credit Issuer and the Borrower. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, in consultation with the Borrower (except during an Event of Default), to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring the Administrative Agent gives notice of its resignation, then the retiring the Administrative Agent may on behalf of the Secured Parties, appoint a successor the Administrative Agent meeting the qualifications set forth above; provided that if the Administrative Agent shall notify the Borrower and the Lenders that no qualifying Person has accepted such appointment, then such resignation shall nonetheless become effective in accordance with such notice and: (a) the retiring the Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by the Administrative Agent on behalf of the Secured Parties under any of the Loan Documents, the retiring the Administrative Agent shall continue to hold such collateral security until such time as a successor the Administrative Agent is appointed); and (b) all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to the Lender and the Letter of Credit Issuer directly, until such time as the Required Lenders appoint a successor the Administrative Agent as provided for above in this Section. Upon the acceptance of a successor’s appointment as the Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) the Administrative Agent, and the retiring the Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section). The fees payable by the Borrower to a successor the Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the retiring the Administrative Agent’s resignation hereunder and under the other Loan Documents, the provisions of this Section and Sections 13.05, and 13.06 shall continue in effect for the benefit of such retiring the Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring the Administrative Agent was acting as the Administrative Agent. 12.07 Resignation of the Letter of Credit Issuer. The Letter of Credit Issuer may resign at any time during the continuance of an Event of Default, and any resignation by SMBC as the Administrative Agent hereunder shall also constitute its resignation as the Letter of Credit Issuer. In the event of any such resignation, the Lenders shall appoint from among the Lenders a successor Letter of Credit Issuer hereunder (subject, except when an Event of Default exists, to the consent of the Borrower, 94 LEGAL_US_E # 149279255.8 not to be unreasonably withheld); provided, however, that no failure by the Lenders to appoint any such successor shall affect the resignation of SMBC as the Letter of Credit Issuer. If SMBC resigns as the Letter of Credit Issuer, it shall retain all the rights and obligations of the Letter of Credit Issuer hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as the Letter of Credit Issuer and all Letter of Credit Liability with respect thereto (including the right to require the Lenders to fund payment of any amount drawn under a Letter of Credit issued by SMBC as the Letter of Credit Issuer pursuant to Section 2.08(c)(i)). Upon the acceptance of a successor Letter of Credit Issuer’s appointment as the Administrative Agent hereunder: (a) such successor Letter of Credit Issuer shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Letter of Credit Issuer; (b) the retiring Letter of Credit Issuer shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents; and (c) the successor Letter of Credit Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangement satisfactory to the retiring Letter of Credit Issuer to effectively assume the obligations of the retiring Letter of Credit Issuer with respect to such Letters of Credit. 12.08 Non-Reliance on the Administrative Agent and Other Lenders. Each Lender and the Letter of Credit Issuer acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Credit Agreement. Each Lender and the Letter of Credit Issuer also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Credit Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder. 12.09 No Other Duties, Etc. Anything herein to the contrary notwithstanding, the Arranger listed on the cover page hereof shall not have any powers, duties or responsibilities under this Credit Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent, a Lender or the Letter of Credit Issuer hereunder. 12.10 Administrative Agent May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Borrower, the Administrative Agent (irrespective of whether the principal of any Loan or Letter of Credit Liability shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise: (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, the Letter of Credit Liability, and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the Letter of Credit Issuer and the Administrative Agent (including any claim for the reasonable and documented compensation, expenses, disbursements and advances of the Lenders, the Letter of Credit Issuer and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders, the Letter of Credit Issuer and the Administrative Agent under Sections 2.11, 2.13 and 2.13 and otherwise hereunder) allowed in such judicial proceeding; and (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and 95 LEGAL_US_E # 149279255.8

(c) any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender and the Letter of Credit Issuer to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders and the Letter of Credit Issuer, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent hereunder. Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Secured Party any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding. 12.11 Collateral Matters. The Lenders and the Letter of Credit Issuer irrevocably authorize the Administrative Agent, at its option and in its discretion to release any Lien on any property granted to or held by the Administrative Agent under any Loan Document: (a) upon termination of the Commitments and payment in full of all Obligations (other than contingent indemnification obligations) and the expiration of all Letters of Credit prior to draws thereon (other than Letters of Credit as to which other arrangements satisfactory to Administrative Agent and the Letter of Credit Issuers shall have been made); or (b) that is sold or to be sold as part of or in connection with any sale permitted hereunder or under any other Loan Document. Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s authority to release its interest in particular types or items of property pursuant to this Section 12.11. 13. MISCELLANEOUS. 13.01 Amendments. Neither this Credit Agreement nor any other Loan Document, nor any of the terms hereof or thereof, may be amended, waived, discharged or terminated, unless such amendment, waiver, discharge, or termination is in writing and signed by Required Lenders or the Administrative Agent (based upon the approval of Required Lenders), on the one hand, and the Borrower on the other hand; provided, that, if this Credit Agreement or any other Loan Document specifically provides that the terms thereof may be amended, waived, discharged or terminated with the approval of the Administrative Agent, acting alone, or all Lenders, then such amendment, waiver, discharge or termination must be signed by the Administrative Agent or all Lenders, as applicable, on the one hand, and the Borrower on the other hand; provided further, that, except as otherwise expressly provided herein with respect to reductions of the Maximum Commitment and Benchmark Replacement Conforming Changes contemplated pursuant to Section 4.03, no such amendment, waiver, discharge, or termination shall, without the consent of: (a) each Lender affected thereby: (i) reduce or increase the amount or alter the term of the Commitment of such Lender, or alter the provisions relating to any fees (or any other payments) payable to such Lender; (ii) extend the time for payment for the principal of or interest on the Obligations, or fees or costs, or reduce the principal amount of the Obligations (except as a result of the application of payments or prepayments), or reduce the rate of interest borne by the Obligations (other than as a result of waiving the applicability of the Default Rate), or reduce any fee or other amount payable to such Lender, or otherwise affect the 96 LEGAL_US_E # 149279255.8 terms of payment of the principal of or any interest on the Obligations or fees or costs hereunder; or (iii) release any liens granted under the Collateral Documents, except as otherwise contemplated herein or therein, and except in connection with the transfer of interests in the Borrower permitted hereunder; and (b) all Lenders: (i) permit the cancellation, excuse or reduction of the Capital Commitment of any Included Investor; (ii) amend Section 1.08 or the definition of “Alternative Currency” herein without the written consent of each Lender; (iii) amend the definition of “Applicable Requirement” or any of the related defined terms; (iv) amend the definition of “Available Commitment” or any of the related defined terms (except that the definition of “Maximum Commitment” may be revised to decrease such amount pursuant to its terms, or otherwise with the consent of the Lenders increasing or decreasing their Commitments in connection therewith); (v) amend the definition of “Borrowing Base Deficiency” or any of the related defined terms; (vi) amend the definition of “Collateral” or any of the related defined terms; (vii) amend the definition of “Exclusion Event” or any of the related defined terms; (viii) amend the definition of “Included Investor” or any of the related defined terms; (ix) change the percentages specified in the definition of Required Lenders or any other provision hereof specifying the number or percentage of Lenders which are required to amend, waive or modify any rights hereunder or otherwise make any determination or grant any consent hereunder; (x) amend the consent rights relating to the transfer of Subscribed Interest by an Included Investor; (xi) consent to the assignment or transfer by the Borrower of any of its rights and obligations under (or in respect of) the Loan Documents; or (xii) amend the terms of this Section 13.01. Notwithstanding the above: (A) no provisions of Section 12 may be amended or modified without the consent of the Administrative Agent; (B) no provisions of Section 2.08 may be amended or modified without the consent of the Letter of Credit Issuer; and (C) Sections 9 and 10 specify the requirements for waivers of the affirmative covenants and negative covenants listed therein, and any amendment to any 97 LEGAL_US_E # 149279255.8 provision of Section 9 or 10 shall require the consent of the Lenders that are specified therein as required for a waiver thereof. Notwithstanding the fact that the consent of all the Lenders is required in certain circumstances as set forth above and in Section 10: (1) each Lender is entitled to vote as such Lender sees fit on any reorganization plan that affects the Loans or the Letters of Credit, and each Lender acknowledges that the provisions of Section 1126(c) of the Bankruptcy Code of the United States supersede the unanimous consent provisions set forth herein; and (2) the Required Lenders may consent to allow the Borrower to use cash collateral in the context of a bankruptcy or insolvency proceeding. The Administrative Agent may, after consultation with the Borrower, agree to the modification of any term of this Credit Agreement or any other Loan Document to correct any printing, stenographic, clerical or other ministerial errors or omissions that are inconsistent with the terms hereof. If the Administrative Agent shall request the consent of any Lender to any amendment, change, waiver, discharge, termination, consent or exercise of rights covered by this Credit Agreement, and not receive such consent or denial thereof in writing within ten (10) days of the making of such request by the Administrative Agent, as the case may be, such Lender shall be deemed to have rejected the request. 13.02 Setoff. In addition to any rights and remedies of the Lenders provided by law, upon the occurrence and during the continuance of any Event of Default, each Lender and the Letter of Credit Issuer is hereby authorized at any time and from time to time, without prior notice to the Borrower or any other obligor, any such notice being waived by the Borrower (on its own behalf and on behalf of each obligor) to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held by, and other indebtedness at any time owing by, such Lender or the Letter of Credit Issuer to or for the credit or the account of the Borrower against any and all of the Obligations (in whatever currency) owing to such Lender or the Letter of Credit Issuer, now or hereafter existing, irrespective of whether or not the Administrative Agent or such Lender shall have made demand under this Credit Agreement or any other Loan Document and although such Obligations may be contingent or unmatured or are owed to a branch or office of such Lender or the Letter of Credit Issuer different from the branch or office holding such deposit or obligated on such indebtedness. The rights of each Lender and the Letter of Credit Issuer under this Section 13.02 are in addition to other rights and remedies (including other rights of setoff) that such Lender or the Letter of Credit Issuer may have. Each Lender and the Letter of Credit Issuer agrees promptly to notify the Borrower and the Administrative Agent after any such setoff and application made by such Lender; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. 13.03 Sharing of Payments. If, other than as expressly provided elsewhere herein, any Lender shall obtain on account of the Loans made by it or the participations in the Letter of Credit Liability any payment (whether voluntary, involuntary, through the exercise of any right of setoff, the receipt of any proceeds from a Capital Call or the exercise of any remedies under any Collateral Documents, or otherwise) in excess of its ratable share (or other share contemplated hereunder) thereof, such Lender shall immediately: (a) notify the Administrative Agent of such fact; and (b) purchase from the other Lenders such participations in the Loans made by them and/or such subparticipations in the participations in Letters of Credit held by them, as the case may be, as shall be necessary to cause such purchasing Lender to share the excess payment in respect of such of Loans or such participations, as the case may be, pro rata with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from the purchasing Lender, such purchase shall to that extent be rescinded and each other Lender shall repay to the purchasing Lender the purchase price paid therefor, together with an amount equal to such paying Lender’s ratable share (according to the proportion of: (i) the amount that such paying Lender’s required repayment bears to; (ii) the total amount so recovered from the purchasing 98 LEGAL_US_E # 149279255.8

Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Borrower agrees that any Lender so purchasing a participation from another Lender may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of setoff, but subject to Section 13.02) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation. The Administrative Agent will keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased under this Section 13.03 and will in each case notify the Lenders following any such purchases or repayments. Each Lender that purchases a participation pursuant to this Section 13.03 shall from and after such purchase have the right to give all notices, requests, demands, directions and other communications under this Credit Agreement with respect to the portion of the Obligations purchased to the same extent as though the purchasing Lender were the original owner of the Obligations purchased. To the extent required to implement the sharing of payments under this Section 13.03, each Lender hereby authorizes and directs the Administrative Agent to distribute any proceeds from Capital Calls or proceeds from the exercise of remedies under the Collateral Documents held by the Administrative Agent to Lenders consistent with the terms of this Section 13.03. 13.04 Payments Set Aside. To the extent that the Borrower makes a payment to the Administrative Agent or any Lender, or the Administrative Agent or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then: (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lender severally agrees to pay to the Administrative Agent upon demand its applicable share of any amount so recovered from or repaid by the Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Overnight Rate from time to time in effect, in the applicable currency of such recovery or payment. 13.05 Waiver. No failure to exercise, and no delay in exercising, on the part of the Administrative Agent or the Lenders, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other further exercise thereof or the exercise of any other right. The rights of the Administrative Agent and the Lenders hereunder and under the Loan Documents shall be in addition to all other rights provided by law. No modification or waiver of any provision of this Credit Agreement, the Notes or any of the other Loan Documents, nor consent to departure therefrom, shall be effective unless in writing and no such consent or waiver shall extend beyond the particular case and purpose involved. No notice or demand given in any case shall constitute a waiver of the right to take other action in the same, similar or other instances without such notice or demand. Subject to the terms of this Credit Agreement, including Section 13.01, the Administrative Agent acting on behalf of all Lenders, and the Borrower may from time to time enter into agreements amending or changing any provision of this Credit Agreement or the rights of the Lenders, or may grant waivers or consents to a departure from the due performance of the obligations of the Borrower hereunder, any such agreement, waiver or consent made with such written consent of the Administrative Agent being effective to bind all Lenders. 13.06 Expenses; Indemnity; Damage Waiver. (a) Costs and Expenses. The Borrower shall pay: (i) all reasonable and documented out of pocket expenses actually incurred by the Administrative Agent and its Affiliates (including the reasonable fees, charges and disbursements of counsel for the Administrative Agent and the Lenders), in connection with the syndication of the credit facilities provided for herein, the preparation, due diligence, negotiation, documentation, execution, delivery and administration of 99 LEGAL_US_E # 149279255.8 this Credit Agreement and the other Loan Documents or any amendments, modifications, waivers or consents of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated); (ii) all reasonable out-of-pocket expenses incurred by the Letter of Credit Issuer in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder; and (iii) out of pocket expenses incurred by the Administrative Agent, any Lender or Letter of Credit Issuer (including the fees, charges and disbursements of any counsel for the Administrative Agent, any Lender or the Letter of Credit Issuer), and shall pay all reasonable fees and time charges for attorneys who may be employees of the Administrative Agent, any Lender or the Letter of Credit Issuer, in connection with the enforcement or protection of its rights (A) in connection with this Credit Agreement and the other Loan Documents, including its rights under this Section 13.06; or (B) in connection with the Loans made of Letters of Credit issued hereunder, including all such out of pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit. The foregoing costs and expenses shall include all search, filing, recording, title insurance and appraisal charges and fees and taxes related thereto, and other out-of-pocket expenses incurred by the Administrative Agent and the cost of independent public accountants and other outside experts retained by the Administrative Agent or any Lender. Under no circumstances shall SMBC be required to pay any brokerage fee or commission arising from the transaction contemplated hereunder. (b) Indemnification by the Borrower. The Borrower shall jointly and severally indemnify the Administrative Agent (and any sub-agent thereof) each Lender, and the Letter of Credit Issuer and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related fees and expenses (including the reasonable fees, charges and disbursements of any counsel for any Indemnitee), and shall indemnify and hold harmless each Indemnitee from all reasonable fees and time charges and disbursements for attorneys who may be employees of any Indemnitee, incurred by any Indemnitee or asserted against any Indemnitee by any third party or by the Borrower arising out of, in connection with, or as a result of: (i) the execution or delivery of this Credit Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder, the consummation of the transactions contemplated hereby or thereby, or, in the case of the Administrative Agent (and any sub-agent thereof) and its Related Parties only, the administration of this Credit Agreement and the other Loan Documents; (ii) any Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by the Letter of Credit Issuer to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit); (iii) prepayments of the LIBOR Rate Loans (iv) any increased costs or reduced return due to changes in applicable regulations regarding withholding taxes, reserves, capital adequacy, or other similar regulations, (v) any Loan or the use or proposed use of the proceeds therefrom; (vi) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by the Borrower or any of its Subsidiaries, or any Environmental Liability related in any way to the Borrower or any of its respective Subsidiaries; or (vii) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by the Borrower, and regardless of whether any Indemnitee is a party thereto, IN ALL CASES, WHETHER OR NOT CAUSED BY OR ARISING, IN WHOLE OR IN PART, OUT OF THE COMPARATIVE, CONTRIBUTORY OR SOLE NEGLIGENCE OF THE INDEMNITEE; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses: (A) are determined by a court of competent jurisdiction by final and nonappealable 100 LEGAL_US_E # 149279255.8 judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee; or (B) result from a claim brought by the Borrower against an Indemnitee for fraud of such Indemnitee’s obligations hereunder or under any other Loan Document, if the Borrower has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction. Paragraph (b) of this Section shall not apply with respect to Taxes other than Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim. (c) Reimbursement by Lenders. To the extent that the Borrower for any reason fails to indefeasibly pay any amount required under subsection (a) or (b) of this Section 13.06 to be paid by it to the Administrative Agent (or any sub-agent thereof), the Letter of Credit Issuer or any Related Party of any of the foregoing, each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent), the Letter of Credit Issuer or such Related Party, as the case may be, such Lender’s Pro Rata Share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount, provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent) or the Letter of Credit Issuer in its capacity as such, or against any Related Party of any of the foregoing acting for the Administrative Agent (or any such sub-agent) or the Letter of Credit Issuer in connection with such capacity. The obligations of the Lenders under this subsection (c) are subject to the provisions of Section 2.05 hereof. (d) WAIVER OF CONSEQUENTIAL DAMAGES, ETC. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE BORROWER SHALL NOT ASSERT, AND BORROWER HEREBY WAIVES, ANY CLAIM AGAINST ANY INDEMNITEE, ON ANY THEORY OF LIABILITY, FOR SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES (AS OPPOSED TO DIRECT OR ACTUAL DAMAGES) ARISING OUT OF, IN CONNECTION WITH, OR AS A RESULT OF, THIS CREDIT AGREEMENT, ANY OTHER LOAN DOCUMENT OR ANY AGREEMENT OR INSTRUMENT CONTEMPLATED HEREBY, THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, ANY LOAN OR LETTER OF CREDIT OR THE USE OF THE PROCEEDS THEREOF. NO INDEMNITEE REFERRED TO IN SUBSECTION (B) ABOVE SHALL BE LIABLE FOR ANY DAMAGES ARISING FROM THE USE BY UNINTENDED RECIPIENTS OF ANY INFORMATION OR OTHER MATERIALS DISTRIBUTED TO SUCH UNINTENDED RECIPIENTS BY SUCH INDEMNITEE THROUGH TELECOMMUNICATIONS, ELECTRONIC OR OTHER INFORMATION TRANSMISSION SYSTEMS IN CONNECTION WITH THIS CREDIT AGREEMENT OR THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY OTHER THAN FOR DIRECT OR ACTUAL DAMAGES RESULTING FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH INDEMNITEE AS DETERMINED BY A FINAL AND NONAPPEALABLE JUDGMENT OF A COURT OF COMPETENT JURISDICTION. (e) Payments. All amounts due under this Section 13.06 shall be payable not later than ten (10) Business Days after demand therefor. (f) Survival. The agreements in this Section 13.06 shall survive the resignation of the Administrative Agent or the Letter of Credit Issuer, the replacement of any Lender, the termination of the Commitments and the repayment, satisfaction or discharge of the Obligations. 13.07 Notices. 101 LEGAL_US_E # 149279255.8

(a) Notices Generally. Any notice, demand, request or other communication which any party hereto may be required or may desire to give hereunder shall be in writing (except where telephonic instructions or notices are expressly authorized herein to be given) and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopier or (as provided herein) electronic mail as follows, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows: (i) If to the Borrower or the Administrative Agent, at its notice address and numbers set forth on Schedule 13.07 attached hereto. If to any Lender, in care of the Administrative Agent, at its notice address and numbers set forth on Schedule 13.07 attached hereto. Each Lender agrees to provide to the Administrative Agent a written notice stating such Lender’s address, facsimile number, telephone number, and the name of a contact person, and the Administrative Agent may rely on such written notice unless and until a Lender provides the Administrative Agent with a written notice designating a different address, facsimile number, telephone number or contact person. (ii) Any party may change its address for purposes of this Credit Agreement by giving notice of such change to the other parties pursuant to this Section 13.07. With respect to any notice received by the Administrative Agent from the Borrower or any Investor not otherwise addressed herein, the Administrative Agent shall notify the Lenders promptly of the receipt of such notice, and shall provide copies thereof to the Lenders. When determining the prior days’ notice required for any Request for Borrowing or other notice to be provided by the Borrower or an Investor hereunder, the day the notice is delivered to the Administrative Agent (or such other applicable Person) shall not be counted, but the day of the related Borrowing or other relevant action shall be counted. (b) Effectiveness of Delivery. Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by telecopier shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient). Notices sent via telephone, shall be deemed to have been given on the day and at the time reciprocal communication (i.e., direct communication between two or more persons, which shall not include voice mail messages) with one of the individuals designated to receive notice occurs during a call to the telephone number or numbers indicated for such party. Notices delivered through electronic communications to the extent provided in subsection (c) below, shall be effective as provided in such subsection (c). (c) Electronic Communications. Notices and other communications to the Lenders and the Letter of Credit Issuer hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures reasonably approved by the Administrative Agent, provided that the foregoing shall not apply to notices to any Lender or the Letter of Credit Issuer pursuant to Section 2 if such Lender or the Letter of Credit Issuer, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under such Section by electronic communication. The Administrative Agent or the Borrower may, in their discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications. 102 LEGAL_US_E # 149279255.8

(d) Effectiveness of E-mail Notice. Unless the Administrative Agent otherwise prescribes: (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient; and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor. 13.08 Governing Law. Pursuant to Section 5-1401 of the New York General Obligations Law, the substantive laws of the State of New York applicable to agreements made and to be performed entirely within such state, without regard to the choice of law principles that might otherwise apply (except to the extent the laws of another jurisdiction govern the creation, perfection, validity, or enforcement of Liens under the Collateral Documents), and the applicable federal laws of the United States of America, shall govern the validity, construction, enforcement and interpretation of this Credit Agreement and all of the other Loan Documents. 13.09 Choice of Forum; Consent to Service of Process and Jurisdiction; Waiver of Trial by Jury. (a) CHOICE OF FORUM, ETC. THE BORROWER IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN BOROUGH OF MANHATTAN IN NEW YORK CITY AND OF THE UNITED STATES DISTRICT COURT LOCATED IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND THE BORROWER IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS CREDIT AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT ADMINISTRATIVE AGENT, ANY LENDER OR THE LETTER OF CREDIT ISSUER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST THE BORROWER OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION. (b) WAIVER OF VENUE. THE BORROWER IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN SECTION 13.09(a). THE BORROWER HEREBY 103 LEGAL_US_E # 149279255.8

IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT. (c) SERVICE OF PROCESS. BORROWER IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 13.07. NOTHING IN THIS CREDIT AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW. (d) WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. 13.10 Invalid Provisions. If any provision of this Credit Agreement is held to be illegal, invalid, or unenforceable under present or future laws effective during the term of this Credit Agreement, such provision shall be fully severable and this Credit Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Credit Agreement, and the remaining provisions of this Credit Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Credit Agreement, unless such continued effectiveness of this Credit Agreement, as modified, would be contrary to the basic understandings and intentions of the parties as expressed herein. If any provision of this Credit Agreement shall conflict with or be inconsistent with any provision of any of the other Loan Documents, then the terms, conditions and provisions of this Credit Agreement shall prevail. 13.11 Entirety and Amendments. The Loan Documents embody the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof and thereof, and this Credit Agreement and the other Loan Documents may be amended only by an instrument in writing executed by the Borrower and the Administrative Agent, on behalf of the Lenders, in accordance with the terms hereof. 13.12 Successors and Assigns. (a) Successors and Assigns Generally. The provisions of this Credit Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that no Borrower may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except: (i) in accordance with the provisions of clause (b) of this Section 13.12; (ii) by way of participation in accordance with the provisions of clause (e) of this Section 13.12; or (iii) by way of pledge or 104 LEGAL_US_E # 149279255.8 assignment of a security interest subject to the restrictions of clause (g) of this Section 13.12 (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Credit Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in clause (e) of this Section 13.12, and, to the extent expressly contemplated hereby, the Indemnitees) any legal or equitable right, remedy or claim under or by reason of this Credit Agreement. (b) Assignments by Lenders. Any Lender may at any time assign to one or more assignees (each, an “Assignee”) all or a portion of its rights and obligations under this Credit Agreement (including all or a portion of its Commitment and the Loans (including for purposes of this clause 13.12(b), participations in Letter of Credit Liability) at the time owing to it); provided that any such assignment shall be subject to the following conditions: (i) Minimum Amounts. (A) In the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment and the Loans at the time owing to it or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and (B) in any case not described in subclause (A) above, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the Commitment is not then in effect, the principal outstanding balance of the Loans subject to each such assignment, determined as of the date the Assignment and Assumption Agreement with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption Agreement, as of the Trade Date, shall not be less than $5,000,000 (and shall be in an integral multiple of $500,000), and, after giving effect to such assignment, no Lender shall hold a Commitment of less than $5,000,000 (unless such Lender no longer holds any Commitment); provided, however that concurrent assignments to members of an Assignee Group and concurrent assignments from members of an Assignee Group to a single Assignee (or to an Assignee and members of its Assignee Group) will be treated as a single assignment for purposes of determining whether such minimum amount has been met. (ii) Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Credit Agreement with respect to the Loans or the Commitment assigned. (iii) Required Consents. The consent of: (A) the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required if such assignment is to a Person that is not a Lender, an Affiliate of such Lender or an Approved Fund with respect to such Lender; (B) the Letter of Credit Issuer (such consent not to be unreasonably withheld or delayed) shall be required for any assignment that increases the obligation of the Assignee to participate in exposure under one or more Letters of Credit (whether or not then outstanding), and (C) the Borrower (such consent not to be unreasonably withheld or delayed) shall be required, other than for any assignment or other transfers (1) after the occurrence of an Event of Default, (2) resulting from a Change in Law that would prohibit a Lender from holding its Commitment, or (3) to an Affiliate of such Lender or to a Federal Reserve Bank. (iv) Assignment and Assumption. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption Agreement, together with a processing and recordation fee in the amount of $3,500 105 LEGAL_US_E # 149279255.8

(except in the case of a transfer at the demand of the Borrower under Section 13.14 hereof, in which case the Borrower shall pay such fee); provided, however, that the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment. The Assignee, if it is not a Lender, shall deliver to the Administrative Agent an administrative questionnaire. (v) No Assignment to Borrower. No such assignment shall be made to Borrower or any Affiliate or Subsidiary of Borrower. (vi) No Assignment to Natural Persons. No such assignment shall be made to a natural person. (vii) Borrower Requested Assignments. Each assignment made as a result of a demand by the Borrower under Section 13.14 hereof shall be arranged by the Borrower after consultation with the Administrative Agent and shall be either an assignment of all of the rights and obligations of the assigning Lender under this Credit Agreement or an assignment of a portion of such rights and obligations made concurrently with another assignment or assignments that together constitute an assignment of all of the rights and obligations of the assigning Lender. (c) Effect of Assignment. Subject to acceptance and recording thereof by the Administrative Agent pursuant to clause (d) of this Section 13.12, from and after the effective date specified in each Assignment and Assumption Agreement, the Assignee thereunder shall be a party to this Credit Agreement and, to the extent of the interest assigned by such Assignment and Assumption Agreement, have the rights and obligations of a Lender under this Credit Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption Agreement, be released from its obligations under this Credit Agreement (and, in the case of an Assignment and Assumption Agreement covering all of the assigning Lender’s rights and obligations under this Credit Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits and obligations of Sections 4.01, 4.03(b), 4.05 and 13.06 with respect to facts and circumstances occurring prior to the effective date of such assignment. Upon request, the Borrower (at its expense) shall execute and deliver a Note to the Assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Credit Agreement that does not comply with this subsection shall be treated for purposes of this Credit Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with clause (e) of this Section. (d) Register. The Administrative Agent, acting solely for this purpose as an agent of the Borrower, shall maintain at the Administrative Agent’s Office a copy of each Assignment and Assumption Agreement delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and stated interest) of the Loans and Letter of Credit Liability owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Credit Agreement. The Register shall be available for inspection by Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice. (e) Participations. Any Lender may at any time, without the consent of, or notice to, the Borrower or the Administrative Agent, sell participations to any Person (other than (i) a natural person or the Borrower or any Affiliate or Subsidiary thereof, and (ii) prior to an Event of 106 LEGAL_US_E # 149279255.8

Default, without the consent of the Borrower, a Competitor) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Credit Agreement (including all or a portion of its Commitment and/or the Loans (including such Lender’s participations in Letter of Credit Liability) owing to it); provided that: (i) such Lender’s obligations under this Credit Agreement shall remain unchanged; (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations; and (iii) the Borrower, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Credit Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Credit Agreement and to approve any amendment, modification or waiver of any provision of this Credit Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in Section 13.01(a) or Section 13.01(b)(xi) that directly affects such Participant. Subject to clause (f) of this Section 13.12, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 4.01, 4.03(b), 4.05 and 13.06 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to clause (b) of this Section 13.12. To the extent permitted by law, each Participant also shall be entitled to the benefits of the right of setoff under applicable law as though it were a Lender, provided such Participant agrees to be subject to Sections 13.02 and 13.03 as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under this Credit Agreement or other Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Credit Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register. (f) Limitations upon Participant Rights. A Participant shall not be entitled to receive any greater payment under Sections 4.01, 4.03(b), or 4.05, with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. A Participant shall not be entitled to the benefits of Section 4.01 unless such Participant complies with Section 4.01(e) as though it were a Lender (it being understood that the documentation required under Section 4.01(e) shall be delivered to the participating Lender). (g) Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Credit Agreement (including under its Note, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. 107 LEGAL_US_E # 149279255.8

(h) Electronic Execution of Assignments. The words “execution,” “signed,” “signature,” and words of like import in any Assignment and Assumption Agreement shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. 13.13 Lender Default. The right of a Defaulting Lender to vote on matters related to this Credit Agreement, and to participate in the administration of the Loans and this Credit Agreement, shall be suspended. The Administrative Agent shall have the right, but not the obligation, in its sole discretion, to acquire at par all of such Lender’s Commitment, including its Pro Rata Share in the Obligations under this Credit Agreement. In the event that the Administrative Agent does not exercise its right to so acquire all of such Lender’s interests, then each Lender that is not a Defaulting Lender (each, a “Current Party”) shall then, thereupon, have the right, but not the obligation, in its sole discretion to acquire at par (or if more than one Current Party exercises such right, each Current Party shall have the right to acquire, pro rata) such Lender’s Commitment, including its Pro Rata Share in the outstanding Obligations under this Credit Agreement. 13.14 Replacement of Lender. If any Lender requests compensation under Section 4.03(b), or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 4.01, or if any Lender is a Defaulting Lender, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 13.12), all of its interests, rights and obligations under this Credit Agreement and the related Loan Documents to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment), provided that: (a) the Borrower shall have paid to the Administrative Agent a processing and recordation fee in the amount of $3,500; (b) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and L/C Advances, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 4.05) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts); (c) in the case of any such assignment resulting from a claim for compensation under Section 4.03(b) or payments required to be made pursuant to Section 4.01, such assignment will result in a reduction in such compensation or payments thereafter; and (d) such assignment does not conflict with applicable Laws. A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply. 13.15 Maximum Interest. Regardless of any provision contained in any of the Loan Documents, the Lenders shall never be entitled to receive, collect or apply as interest on the Obligations 108 LEGAL_US_E # 149279255.8 any amount in excess of the Maximum Rate, and, in the event that the Lenders ever receive, collect or apply as interest any such excess, the amount which would be excessive interest shall be deemed to be a partial prepayment of principal and treated hereunder as such; and, if the principal amount of the Obligations is paid in full, any remaining excess shall forthwith be paid to the Borrower. In determining whether or not the interest paid or payable under any specific contingency exceeds the Maximum Rate, the Borrower and the Lenders shall, to the maximum extent permitted under applicable law: (a) characterize any non-principal payment as an expense, fee or premium rather than as interest; (b) exclude voluntary prepayments and the effects thereof; and (c) amortize, prorate, allocate and spread, in equal parts, the total amount of interest throughout the entire contemplated term of the Obligations so that the interest rate does not exceed the Maximum Rate; provided that, if the Obligations are paid and performed in full prior to the end of the full contemplated term thereof, and if the interest received for the actual period of existence thereof exceeds the Maximum Rate, the Lenders shall refund to the Borrower the amount of such excess or credit the amount of such excess against the principal amount of the Obligations and, in such event, the Lenders shall not be subject to any penalties provided by any laws for contracting for, charging, taking, reserving or receiving interest in excess of the Maximum Rate. As used herein, the term “applicable law” shall mean the law in effect as of the date hereof; provided, however, that in the event there is a change in the law which results in a higher permissible rate of interest, then the Loan Documents shall be governed by such new law as of its effective date. 13.16 Headings. Section headings are for convenience of reference only and shall in no way affect the interpretation of this Credit Agreement. 13.17 Survival of Representations and Warranties. All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Administrative Agent and each Lender, regardless of any investigation made by the Administrative Agent or any Lender or on their behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Potential Default or Event of Default at the time of any Borrowing, and shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied. 13.18 Integration. This Credit Agreement is intended by the parties as the final, complete and exclusive statement of the transactions evidenced by this Credit Agreement. All prior or contemporaneous promises, agreements and understandings, whether oral or written, are deemed to be superseded by this Credit Agreement, and no party is relying on any promise, agreement or understanding not set forth in this Credit Agreement. 13.19 Recourse Obligations. Nothing contained in this Section 13.19 or in any of the other provisions of the Loan Documents shall be construed to limit restrict, or impede the obligations, the liabilities, and indebtedness of the Borrower, or of any Investor to make its Capital Contributions to the Borrower, in accordance with the terms of the Operative Documents or Constituent Documents and its Subscription Agreements. Notwithstanding anything contained in this Section 13.19, the payment and performance of the Obligations shall be fully recourse to the Borrower on a joint and several basis and to its properties and assets. 13.20 Confidentiality. The Borrower, Administrative Agent and Lender agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed by (1) Administrative Agent or any Lender, as applicable, (a) to its and its Affiliates’ respective partners, directors, officers, employees, representatives, advisors and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be 109 LEGAL_US_E # 149279255.8 informed of the confidential nature of such Information and instructed to keep such Information confidential); (b) to the extent requested by any regulatory authority; (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process; (d) to any other party to this Credit Agreement; (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Credit Agreement or the enforcement of rights hereunder; (f) subject to an agreement containing provisions substantially the same as those of this Section, to: (i) any Eligible Assignee of or Participant in, or any prospective Eligible Assignee of or Participant in, any of its rights or obligations under this Credit Agreement; or (ii) any direct or indirect contractual counterparty or prospective counterparty (or such contractual counterparty’s or prospective counterparty’s professional advisor) to any credit derivative transaction relating to obligations of the Borrower; (g) with the consent of the Borrower; (h) to the extent such Information: (x) becomes publicly available other than as a result of a breach of this Section; or (y) becomes available to the Administrative Agent, any Lender or the Letter of Credit Issuer on a nonconfidential basis from a source other than the Borrower; or (i) to the National Association of Insurance Commissioners or any other similar organization or any nationally recognized rating agency that requires access to information about a Lender’s or its Affiliates’ investment portfolio in connection with ratings issued with respect to such Lender or its Affiliates; or (2) Borrower to (i) its partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential); (ii) to the extent requested by any regulatory authority purporting to have jurisdiction over such Person or its Affiliates; (iii) to the extent required by applicable laws or regulations or by any subpoena or similar legal process; (iv) to any other party hereto; and (v) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Credit Agreement or the enforcement of rights hereunder. For the purposes of this Section, “Information” means this Credit Agreement, all Loan Documents and all other documents, certificates, opinions, letters of credit, reports and other material information of every nature or description, and all transactions contemplated thereunder, and all information received from the Borrower relating to the Borrower, and its business, any Investment, any Affiliate of Borrower or an Investor other than any such information that is available to the Administrative Agent, any Lender or the Letter of Credit Issuer on a nonconfidential basis prior to disclosure by such Person; provided that, in the case of information received from the Borrower after the date hereof, such information is clearly identified in writing at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. The agreements in this Section Error! Reference source not found.20 shall survive the resignation of the Administrative Agent or the Letter of Credit Issuer, the replacement of any Lender, the termination of the Commitments and the repayment, satisfaction or discharge of the Obligations. 13.21 USA Patriot Act Notice. Each Lender and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrower, that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Patriot Act”), it is required to obtain, verify and record information that identifies the Borrower and Adviser (and in certain circumstances, the beneficial owners thereof), which information includes the name and address of the Borrower and Adviser (and beneficial owner) and other information that will allow such Lender or the Administrative Agent, as applicable, to identify the Borrower and Adviser (and beneficial owner) in accordance with the Patriot Act. 13.22 No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), the Borrower acknowledges and agrees, and acknowledges its Affiliates’ understanding, that: (a)(i) the arranging and other services regarding this 110 LEGAL_US_E # 149279255.8

Credit Agreement provided by the Administrative Agent and the Arranger, are arm’s-length commercial transactions between the Borrower and its Affiliates, on the one hand, and the Administrative Agent and the Arranger, on the other hand; (ii) the Borrower has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate; and (iii) the Borrower is capable of evaluating, and understand and accept, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (b)(i) the Administrative Agent and the Arranger each is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Borrower or any of its Affiliates, or any other Person; and (ii) neither the Administrative Agent nor the Arranger has any obligation to the Borrower or any of its Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (c) the Administrative Agent and the Arranger and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from the Borrower and its Affiliates, and neither the Administrative Agent nor the Arranger has any obligation to disclose any of such interests to the Borrower or any of its Affiliates. To the fullest extent permitted by law, the Borrower hereby waives and releases any claims that they may have against the Administrative Agent and the Arranger with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby. 13.23 Multiple Counterparts. This Credit Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Credit Agreement by signing any such counterpart. Delivery of an executed counterpart of a signature page to this Credit Agreement by telecopier or by an electronic mail shall be effective as delivery of a manually executed counterpart of this Credit Agreement. 13.24 Electronic Execution. (a) The words “execute,” “execution,” “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Credit Agreement and the transactions contemplated hereby (including without limitation Assignment and Assumption Agreements, amendments or other modifications, Loan Notices, waivers or consents) are deemed to include Electronic Signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by Administrative Agent, and any other Electronic Record. (b) This Credit Agreement and any document, amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to this Credit Agreement (each a “Communication”), including Communications required to be in writing, may be in the form of an Electronic Record and may be executed using Electronic Signatures. The Borrower agrees that any Electronic Signature on or associated with any Communication shall be valid and binding on each the Borrower to the same extent as a manual, original signature, and that any Communication entered into by Electronic Signature, will constitute the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with the terms thereof to the same extent as if a manually executed original signature was delivered or a paper-based recordkeeping system was used, as the case may be. Any Communication may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Communication. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by Administrative Agent and each of the Secured Parties of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. Administrative Agent 111 LEGAL_US_E # 149279255.8 and each of the Secured Parties may, at its option, create one or more copies of any Communication in the form of an imaged Electronic Record (“Electronic Copy”), which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document. All Communications in the form of an Electronic Record, including an Electronic Copy, shall be considered an original for all purposes, and shall have the same legal effect, validity and enforceability as a paper record. Notwithstanding anything contained herein to the contrary, Administrative Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by Administrative Agent pursuant to procedures approved by it; provided, further, without limiting the foregoing, (i) to the extent Administrative Agent has agreed to accept such Electronic Signature, Administrative Agent and each of the Secured Parties shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of the Borrower without further verification and (ii) upon the request of Administrative Agent or any Lender, any Electronic Signature shall be promptly followed by such manually executed counterpart. For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time. 13.25 Judgment Currency. If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder or any other Loan Document in one currency into another currency, the rate of exchange used shall be that at which in accordance with normal banking procedures Administrative Agent could purchase the first currency with such other currency on the Business Day preceding that on which final judgment is given. The obligation of Borrower in respect of any such sum due from it to Administrative Agent or any Lender hereunder or under the other Loan Documents shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than that in which such sum is denominated in accordance with the applicable provisions of this Credit Agreement (the “Agreement Currency”), be discharged only to the extent that on the Business Day following receipt by Administrative Agent or such Lender, as the case may be, of any sum adjudged to be so due in the Judgment Currency, Administrative Agent or such Lender, as the case may be, may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency. If the amount of the Agreement Currency so purchased is less than the sum originally due to Administrative Agent or any Lender from Borrower in the Agreement Currency, Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify Administrative Agent or such Lender, as the case may be, against such loss. If the amount of the Agreement Currency so purchased is greater than the sum originally due to Administrative Agent or any Lender in such currency, Administrative Agent or such Lender, as the case may be, agrees to return the amount of any excess to Borrower (or to any other Person who may be entitled thereto under applicable law). 13.26 Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Solely to the extent any Lender that is an Affected Financial Institution is a party to this Credit Agreement, notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender that is an Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable: 112 LEGAL_US_E # 149279255.8

(i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Credit Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority. REMAINDER OF PAGE INTENTIONALLY LEFT BLANK SIGNATURE PAGES FOLLOW. 113 LEGAL_US_E # 149279255.8

IN WITNESS WHEREOF, the parties hereto have caused this Credit Agreement to be duly executed as of the day and year first above written. BORROWER: NUVEEN CHURCHILL DIRECT LENDING CORP., a Maryland corporation By: ________________________________ Name: Title: Acknowledged and agreed to with respect to Section 5.04 only: NUVEEN CHURCHILL ADVISORS LLC By: ________________________________ Name: Title: NUVEEN CHURCHILL ADMINISTRATION LLC By: ________________________________ Name: Title: [signature pages continue] Signature Page to Credit Agreement – Nuveen Churchill DLC LEGAL_US_E # 149279255.8

ADMINISTRATIVE AGENT, LETTER OF CREDIT ISSUER AND LENDER: SUMITOMO MITSUI BANKING CORPORATION, as Administrative Agent, the Letter of Credit Issuer and a Lender By: ______________________________________ Name: Title: Signature Page to Credit Agreement – Nuveen Churchill DLC LEGAL_US_E # 149279255.8

Schedule 1.01 LENDER COMMITMENTS Lenders Commitments Sumitomo Mitsui Banking Corporation $30,000,000 Schedule 1.01 LEGAL_US_E # 149279255.8

Schedule 8.19 ORGANIZATIONAL STRUCTURE [attached] Schedule 8.19 LEGAL_US_E # 149279255.8

Schedule 13.07 ADDRESSES FOR NOTICE If to the Borrower: If to Administrative Agent: Nuveen Churchill Direct Lending Corp. Sumitomo Mitsui Banking Corporation 430 Park Avenue, 14th Floor 277 Park Avenue New York, NY 10022 New York, New York 10172 Telephone: (212) 478-9216 Telephone: 212-224-4803 Email: heather.mcnally@churchillam.com Fax: 212-224-4887 Attention: Heather McNally Email: Michael_Furman@smbcgroup.com Attention: Mr. Michael Furman with a copy to: with a copy to: Nuveen Churchill Direct Lending Corp. Sumitomo Mitsui Banking Corporation 8500 Andrew Carnegie Blvd. 277 Park Avenue Charlotte, NC 28262 New York, New York 10172 Telephone: (704) 988-1628 Telephone: 212-756-5587 Email: john.mccally@nuveen.com Fax: 212-224-4887 Attention: John McCally Email: aidan_mcnulty@smbcgroup.com Attention: Mr. Aidan McNulty with a further copy to: with a further copy to: Dechert LLP 100 Oliver St Paul Hastings LLP Boston, MA 02110 200 Park Avenue Telephone: 617-728-7170 New York, New York 10166 Telephone: 212-318-6431 Attention: Christopher Desmond Fax: 212-230-7839 Email: christopher.desmond@dechert.com Email: PH-SMBC-Nuveen-Churchill- BDC-Subline@paulhastings.com Attention: Mr. Eric Schwitzer, Esq. Schedule 13.07 LEGAL_US_E # 149279255.8